SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                           [X]
Filed by a party other than the registrant        [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to ss.240.14a-12

                            Ridgewood Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ ]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which  transaction  applies:
               Common stock,  $.10 par value per share
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          (2)  Aggregate number of securities to which transaction applies:
                  1,494,600
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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11(c): 1,494,600 x $18 (cash consideration) and multiplying that sum by 1/50th of 1%
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          (4)  Proposed maximum aggregate value of transaction:
                  $26,902,800
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          (5)  Total fee paid:
                  $5,380.56
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[X]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
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          (2)  Form, Schedule or Registration Statement No.:
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          (3)  Filing Party:
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          (4)  Date Filed:
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

                     [Ridgewood Financial, Inc. Letterhead]


May 7, 2001

Dear Fellow Stockholder:

         We cordially invite you to attend the annual meeting of the stockholders of Ridgewood Financial, Inc. The meeting will be held at our headquarters, located at 1124 East Ridgewood Avenue, Ridgewood, New Jersey, on Wednesday, June 6, 2001 at 4:00 p.m., Eastern Time.

         At the annual meeting, you will be asked to approve a merger agreement by and between Ridgewood Financial, Inc., Ridgewood Savings Bank of New Jersey, and Ridgewood Financial, MHC and Boiling Springs Bancorp, Boiling Springs Savings Bank, and Boiling Springs, MHC. Upon completion of the merger, you will be entitled to receive a cash payment of $18.00 for each share of Ridgewood Financial, Inc. stock that you own. You will not own any stock or other interest in Ridgewood Financial, nor will you receive, as a result of the merger, any stock of Boiling Springs Bancorp, Boiling Springs Savings Bank, or Boiling Springs, MHC.

         Your exchange of shares of Ridgewood Financial's stock for cash generally will cause you to recognize a taxable gain or loss for federal, and possibly state and local, income tax purposes. You should consult your personal tax advisor for a full understanding of the tax consequences of the merger to you.

         The completion of the merger is subject to certain conditions, including the approval of the merger agreement by the affirmative vote of a majority of the votes cast at the annual meeting. As of May 3, 2001, Ridgewood Financial, MHC, our parent company, owned 53% of our shares of common stock. All of the shares held by Ridgewood Financial, MHC will be voted in favor of the merger. Therefore, the votes cast by Ridgewood Financial, MHC will be determinative of the outcome of the merger proposal.

         We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

         YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT BECAUSE THE BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF OUR STOCKHOLDERS.

         In addition to approval of the merger agreement, you will be asked to elect three directors to our Board of Directors and to ratify the appointment of our independent accountants, KPMG LLP, for the fiscal year ending December 31, 2001.

         Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy form and return it promptly in the postage-paid envelope provided.

         On behalf of the Board of Directors, I thank you for your prompt attention to this important matter.

                                           Sincerely,


                                           /s/Susan E. Naruk
                                           -------------------------------------
                                           Susan E. Naruk
                                           President and Chief Executive Officer

                            RIDGEWOOD FINANCIAL, INC.
                           1124 East Ridgewood Avenue
                           Ridgewood, New Jersey 07450

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 2001

         Notice is hereby given that the annual meeting of shareholders of Ridgewood Financial, Inc. ("Ridgewood Financial") will be held at its headquarters located at 1124 East Ridgewood Avenue, Ridgewood, New Jersey on Wednesday, June 6, 2001 at 4:00 p.m., Eastern Time, for the following purposes:

          1. The approval of the Agreement and Plan of Merger, dated December 14, 2000, by and between Ridgewood Financial, Inc., Ridgewood Savings Bank of New Jersey, Ridgewood Financial, MHC and Boiling Springs Bancorp, Boiling Springs Savings Bank and Boiling Springs, MHC. Upon completion of the merger, you will be entitled to receive $18.00 in cash for each share of Ridgewood Financial stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement;

          2.   The election of three directors of Ridgewood Financial; and

          3. The ratification of the appointment of KPMG LLP as accountants of Ridgewood Financial for the fiscal year ending December 31, 2001;

and such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware of any such other business.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Only shareholders of record at the close of business on May 3, 2001 are entitled to vote at the meeting or any adjournments or postponements.

                           YOUR VOTE IS VERY IMPORTANT

         You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

         Remember, if your shares are held in the name of a broker, only your broker can vote your shares on the merger agreement and only after receiving your instructions. Please contact the person responsible for your account and instruct him/her to execute a proxy card on your behalf. You should also sign, date and mail your proxy at your earliest convenience.

         Please review the document accompanying this notice for more complete information regarding the matters proposed for your consideration at the annual meeting. Should you have any questions or require assistance, please call us at
(201) 445-4000.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/MaryEllen Nicosia
                                              ----------------------------------
                                              MaryEllen Nicosia
                                              Secretary
Ridgewood, New Jersey
May 7, 2001

The Board of Directors of Ridgewood Financial unanimously recommends that you vote "FOR" each of the proposals. Your support is appreciated.

                                TABLE OF CONTENTS

                                                                                                               Page
QUESTIONS AND ANSWERS ABOUT THE VOTING PROCEDURES REGARDING
  THE MERGER PROPOSAL.............................................................................................i

SUMMARY TERM SHEET...............................................................................................ii

SELECTED FINANCIAL INFORMATION...................................................................................iv

THE MERGER
         Overview.................................................................................................1
         Background of the Merger.................................................................................2
         Ridgewood's Reasons for the Merger.......................................................................5
         Opinion of Ridgewood Financial's Financial Advisor.......................................................6
         Interests of Directors and Officers in the Merger that are Different From Your Interests................14
         Conditions of the Merger................................................................................16
         Federal Income Tax Consequences of the Merger to You....................................................17
         Accounting Treatment of the Merger......................................................................18
         Effective Time..........................................................................................18
         Procedures for Surrendering Your Certificates...........................................................18
         Approvals Needed to Complete the Merger.................................................................19
         Time Period for Completing the Merger...................................................................20
         Other Provisions of the Merger Agreement................................................................20
         Dissenters' Rights......................................................................................22

THE ANNUAL MEETING
         Place, Time and Date....................................................................................22
         Matters to be Considered................................................................................22
         Voting Rights of Shareholders; Votes Required for Approval..............................................23
         Solicitation and Revocability of Proxies................................................................23

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING
         Principal Holders.......................................................................................24
         Section 16(a) Beneficial Ownership Reporting Compliance.................................................25
         Election of Directors...................................................................................25
         Meetings and Committees of the Board of Directors.......................................................28
         Audit Committee Report..................................................................................28
         Director and Executive Officer Compensation.............................................................29
         Certain Relationships and Related Transactions..........................................................31
         Ratification of Appointment of Accountants..............................................................31

FUTURE STOCKHOLDER PROPOSALS.....................................................................................31

OTHER MATTERS....................................................................................................32

FORM 10-KSB......................................................................................................32

APPENDICES
         A        Merger Agreement (exhibits omitted)
         B        Fairness Opinion
         C        Audit Committee Charter
         D        Annual Report Information

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                        QUESTIONS AND ANSWERS ABOUT THE
                 VOTING PROCEDURES REGARDING THE MERGER PROPOSAL

Q:       What do I need to do now:                                     o         First,  you  may send a written
                                                                                 notice  to  the  person to whom
A:       After  you  have  carefully read this proxy                             you   submitted   your    proxy
         statement,  indicate  on  your  proxy  form                             stating that you would like  to
         how  you  want  your  shares to  be  voted.                             revoke your proxy.
         Then sign, date and  mail  your  proxy form
         in the enclosed  prepaid return envelope as                    o        Second,  you  may  complete and
         soon as  possible.  This  will  enable your                             submit a new  proxy  form.  Any
         shares to be represented and  voted  at the                             earlier proxies will be revoked
         annual meeting.                                                         automatically.

Q:       If my  shares  are  held  in street name by                    o        Third,   you   may  attend  the
         my broker,  will  my  broker  automatically                             annual  meeting  and  vote   in
         vote my shares for me?                                                  person.  Any earlier proxy will
                                                                                 be revoked.   However,   simply
A:       No.  Your  broker  will not be able to vote                             attending  the  annual  meeting
         your shares without  instructions  from you.                            without  voting  in person will
         You should instruct  your  broker  to  vote                             not revoke your proxy.
         your shares, following  the directions your
         broker provides.                                               If you have instructed a broker or other
                                                                        nominee to vote your  shares,  you  must
Q:       What if I fail to instruct my broker?                          follow  directions  you  received   from
                                                                        your broker or other nominee  to  change
A:       If you fail to instruct your broker to vote                    your vote.
         your shares, your shares will  not be voted
         on the merger agreement.                              Q:       Should I send in my  stock  certificates
                                                                        now?
Q:       Can  I  attend  the  meeting  and  vote  my
         shares in person?                                     A:       No.  You should not  send  in your stock
                                                                        certificates at this time.
A:       Yes.   All  shareholders  are  invited   to
         attend  the  annual  meeting.  Shareholders                    Instructions for surrendering your stock
         of record  can vote in person at the annual                    certificates  in exchange for $18.00 per
         meeting.  If your shares are held in street                    share in cash  will be sent to you after
         name, then  you  are not the shareholder of                    we complete the merger.
         record  and  you  must  ask  your broker or
         other  nominee  how  you  can  vote  at the           Q:       Whom should I call with questions?
         annual meeting.
                                                               A:       You should call us at (201) 445-4000.
Q:       Can I change my vote?

A: Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote after you have sent in your proxy form.

                                       i
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

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                               SUMMARY TERM SHEET

         This summary term sheet highlights selected information regarding the merger from this proxy statement. It does not contain all the information that may be important to you. We urge you to read carefully the entire document and the other documents to which we refer, including the merger agreement, attached as Appendix A, to fully understand the merger.

You Will Be Entitled  to  Receive $18.00  in  Cash            o         As   of   May    3,   2001,    Ridgewood
Per   Share   of   Ridgewood    Financial   Common                      Financial,  MHC,  our  parent   company,
Stock (see page 1).                                                     owns  53%   of   Ridgewood   Financial's
                                                                        shares  of  common  stock (see page 24).
     When   the   merger   is   completed,    each                      All  of  the  shares  held  by Ridgewood
Ridgewood   Financial   shareholder,   other  than                      Financial,  MHC  will  be voted in favor
Ridgewood  Financial, MHC,  will  be  entitled  to                      of  the  merger.  Therefore,  the  votes
receive $18.00 in  cash  for  each share of common                      cast by Ridgewood  Financial,  MHC  will
stock held.  For example, if  you own 50 shares of                      be determinative  of  the outcome of the
Ridgewood Financial  common  stock,  you  will  be                      merger proposal.
entitled to receive $900.00 upon  the surrender of
your certificate for those shares.                            o         If  the  merger  is  not completed on or
                                                                        before  December  31,  2001,  the merger
Our   Reasons   for   the   Merger  (see  pages  5                      may be terminated  by  either  Ridgewood
through 6).                                                             Financial,   Ridgewood  Financial,  MHC,
                                                                        or Boiling  Springs   Bancorp,   Boiling
     Our  Board  of  Directors  believes  that the                      Springs  Savings  Bank, Boiling Springs,
merger is  in  the  best  interests  of  Ridgewood                      MHC  or  any  subsidiary  of the Boiling
Financial  and  its  shareholders  and  recommends                      Springs  entities, unless the failure to
that shareholders vote "FOR" the adoption  of  the                      close  is  due  to a breach of the party
merger  agreement.  The  merger  will  enable  our                      seeking  to  terminate.   However,   the
shareholders to realize significant value on their                      parties  have  agreed  to  extend   this
investment  in  Ridgewood  Financial.  In reaching                      deadline for 120 days if they reasonably
its  decision to approve the merger agreement, our                      believe   that   the   merger   can   be
Board  considered  various   factors   which   are                      completed within that time  period  (see
discussed in detail in this proxy statement.                            page 20).

Material Terms of the Merger Agreement.                       o         We  have  agreed  not  to   solicit   or
                                                                        encourage  a  competing   transaction to
Upon  completion  of  the merger we will no longer                      acquire  us.  However, if  our fiduciary
exist and Boiling Springs Bancorp, Boiling Springs                      duties  require   it,  the   Boards   of
Savings  Bank, and  Boiling  Springs, MHC  will be                      Directors  may furnish information to or
the surviving entities.                                                 negotiate  with  someone  who  makes, or
                                                                        accept,  an  unsolicited  proposal  that
o        The   merger   cannot   occur  unless our                      would be superior  to  Boiling  Springs'
         stockholders    approve     the    merger                      proposal (see page 21).
         agreement by the affirmative  vote of the
         majority  of  votes  cast  at  the annual            o         The  completion  of  the  merger depends
         meeting  and  we  receive  approvals from                      on  a   number   of   conditions   being
         banking regulators (see page 19).                              satisfied or waived (see page 16).

                                       ii
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

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


o        Under  certain  circumstances, in the event           You  Do  Not  Have  Dissenters'  Rights (see  page
         that the merger is terminated, we will  pay           22).
         Boiling Springs a fee of $1.0 million  (see
         page 22).                                             Under   New   Jersey   law,   you   do   not  have
                                                               dissenters' appraisal rights with respect to  your
The Merger Will be Taxable to Our                              Ridgewood Financial shares.
Shareholders (see page 17).
                                                               The   Merger   is   Expected  to  be  Completed in
     Our shareholders will generally recognize  gain           the Second  Quarter  of  Year   2001   (see   page
or loss for federal, and possibly state  and  local,           18).
income  tax  purposes,  on  the  exchange  of  their
Ridgewood  Financial,  Inc.  shares  for  cash.  You           The   merger   will   only   occur  after  all the
will recognize gain or loss equal to the  difference           conditions to  its  completion have been satisfied
between the amount of  cash  you  receive  and  your           or  waived.  Currently,  we  anticipate  that  the
tax  basis  in  your  Ridgewood  Financial   shares.           merger  will  be  completed  in the second quarter
You should determine  the  actual  tax  consequences           of 2001.
of  the  merger  to  you.  It  will  depend  on your
specific   situation  and  factors  not  within  our           Financial   Interests   of   Ridgewood  Financial,
control.  You  should  consult  your  personal   tax           Inc.'s   Officers  and  Directors  in  the  Merger
advisor  for  a  full  understanding of the merger's           (see pages 14 through 16).
specific tax consequences to you.
                                                                    Our  directors  and  executive  officers have
Our      Board      of      Directors     Recommends           interests in the merger as individuals in addition
Shareholder Approval (see pages 5 through 6).                  to,  or  different   from,  their   interests   as
                                                               shareholders,   such   as   receiving    severance
    Our  Board of Directors believes that the merger           payments,    indemnification     and     insurance
is in the  best interests of Ridgewood Financial and           coverage, and other benefits.
our   shareholders   and  has  unanimously  approved
the   merger   agreement.  Our   Board  of Directors                 Our Board of Directors  was  aware  of these
unanimously   recommends   that   you   vote   "FOR"           interests and considered them in its  decision  to
approval of the merger agreement.                              approve the merger agreement.

Our    Financial   Advisor    Says    the     Merger
Consideration  is  Fair  from  a  Financial Point of
View  to  Our  Shareholders  (see  pages  6  through
14).

    Our  financial  advisor,  Ryan,  Beck & Co., LLC
has  given  our Board of Directors a written opinion
dated   December  14,   2000  and  updated   as   of
May 1, 2001  that  states the cash  consideration to
be paid to our shareholders is fair from a financial
point  of  view.  A  copy of the  updated opinion is
attached  to  this  proxy  statement  as Appendix B.
You  should  read  it  completely  to understand the
assumptions    made,    matters    considered    and
limitations  on  the   review   performed   by   our
financial  advisor  in  issuing its opinion. We have
agreed  to  pay  Ryan,  Beck a fee of  approximately
$319,000  as  consideration  for their services.  Of
this amount, $92,000 has been paid.

                                      iii
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

                            RIDGEWOOD FINANCIAL, INC.

                         SELECTED FINANCIAL INFORMATION

                                                          At or for the Years Ended December 31,
                                                     ----------------------------------------------
                                                       2000              1999                1998
                                                     --------          --------            --------
Selected Balance Sheet Data:                          (Dollars in thousands, except selected ratios)
Assets...........................................    $287,977          $276,846            $274,733

Loans receivable (net)...........................     184,614           167,468             107,021

Deposits.........................................     231,451           201,937             205,529

Shareholders' equity.............................      25,363            24,615              17,422

Selected Results of Operations:

Interest income..................................     $18,528           $16,762             $16,344

Interest expense.................................      12,885            11,289              11,099

Net interest income..............................       5,557             5,371               5,041

Net (loss) income (1)............................        (515)              309                 727

Selected Ratios:

Net interest rate spread.........................        2.05%             2.02%               1.97%

Net yield on average interest-earning assets.....        2.32              2.36                2.29

Non-performing loans to total assets.............          --               .05                 .25

-----------------------------
(1) For the year ended December 31, 2000, includes merger related expenses of $1.3 million.

                                       iv
--------------------------------------------------------------------------------

                                   THE MERGER

         The following information describes certain information pertaining to the merger. This description is not complete and is qualified in its entirety by reference to the Appendices attached to this proxy statement, which is incorporated herein by reference. We urge you to read the Appendices in their entirety.

         Ridgewood Financial, Ridgewood Savings Bank and Ridgewood Financial, MHC are sometimes collectively referred to as "Ridgewood." Boiling Springs Bancorp, Boiling Springs Savings Bank and Boiling Springs, MHC are sometimes collectively referred to as "Boiling Springs."

Overview

         As soon as possible after the conditions to consummation of the merger described below have been satisfied or waived, and unless the merger agreement has been terminated or an alternative structure used as discussed below, the merger will be effected as follows:

         o We will merge with a newly formed, wholly owned subsidiary of Boiling Springs Bancorp and after completion of such merger, we will then merge into Boiling Springs Bancorp, with Boiling Springs Bancorp as the surviving entity;

         o Each share of our common stock held by our shareholders, other than Ridgewood Financial, MHC, shall be converted into the right to receive $18.00 in cash and you will no longer have any rights or interests in Ridgewood Financial;

         o Ridgewood Financial, MHC shall merge with and into Boiling Springs, MHC with Boiling Springs, MHC as the surviving mutual holding company;

         o Ridgewood Savings Bank shall merge with and into Boiling Springs Savings Bank, with Boiling Springs Savings as the surviving financial institution.

         o Depositors of Ridgewood Savings Bank shall have the same rights, privileges and obligations as other depositors of Boiling Springs Savings Bank.

         The merger agreement provides that Boiling Springs may change the way it combines with Ridgewood provided that:

        o it cannot alter the consideration to be received by Ridgewood Financial's shareholders;

        o adversely affect the tax treatment for Ridgewood Financial's shareholders; or,

        o         materially impede or delay the merger.

The Companies

         Ridgewood Financial, Inc.
         Ridgewood Savings Bank of New Jersey
         Ridgewood Financial, MHC
         1124 East Ridgewood Avenue
         Ridgewood, New Jersey  07450
         (201) 445-4000

         Ridgewood Financial is a bank holding company formed in connection with the mutual holding company reorganization of Ridgewood Savings Bank, which was completed on January 7, 1999. Ridgewood Savings is a wholly-owned subsidiary of Ridgewood Financial. As part of the reorganization, Ridgewood Financial, MHC was formed and became the majority stockholder of Ridgewood Financial. Ridgewood Financial, MHC is owned and controlled by the depositors of Ridgewood Savings and conducts no significant operations of its own.

         Ridgewood Financial conducts its business through Ridgewood Savings Bank with four full-service offices located in Ridgewood and Mahwah, New Jersey and a mini-branch in the Allendale Community for Mature Living in Allendale, New Jersey. Ridgewood Savings Bank provides retail banking services, with an emphasis on one-to-four family residential mortgage loans, commercial loans and consumer loans as well as certificates of deposits, checking accounts and savings accounts. At December 31, 2000, Ridgewood Financial had total assets, deposits and shareholders' equity of $288.0 million, $231.5 million and $25.4 million, respectively.

         Boiling Springs Savings Bancorp
         Boiling Springs Savings Bank
         Boiling Springs, MHC
         25 Orient Way
         Rutherford, New Jersey  07070
         (201) 939-5000

         Boiling Springs Savings operates in the mutual holding company structure. All of the issued and outstanding shares of Boiling Springs Savings are owned by Boiling Springs Bancorp. Boiling Springs, MHC owns all of the issued and outstanding shares of Boiling Springs Bancorp's common stock. Boiling Springs Bancorp conducts its business through Boiling Springs Savings with eight full-service offices located throughout Bergen County, New Jersey. Boiling Springs Savings Bank provides a full array of retail banking services. At December 31, 2000, Boiling Springs Bancorp had total assets, deposits and shareholders' equity of $638.2 million, $501.4 million and $104.7 million, respectively.

Background of the Merger

         Ridgewood Savings Bank was reorganized into the mutual holding company form of ownership on January 7, 1999 and formed Ridgewood Financial and Ridgewood Financial, MHC. In the second quarter of 2000, Ridgewood, as part of its annual and long-term business planning, analyzed the prospects and direction of Ridgewood. Ridgewood's evaluation was influenced in part by the lower earnings of Ridgewood Financial in fiscal 1999 and the trading price of Ridgewood Financial's common stock. Ridgewood Financial's common stock was trading at historically low levels, which was consistent with the weakness in the trading prices of mutual holding company stocks in general.

         On February 15, 2000, Marquette Financial, M.H.C and Marquette Savings Bank, Wisconsin, a mutual holding company organization, announced that it would be acquired by North Shore Bank, a federal mutual institution. This was an unprecedented transaction, which is commonly referred to as a "remutualization." Prior to the announcement of this transaction, it was generally believed that a mutual holding company with minority shareholders, like Ridgewood, could not be acquired by another entity other than another mutual holding company without first becoming a full stock company. Soon after the announcement of the remutualization transaction, Ryan, Beck, Ridgewood Financial's market maker and its investment advisor during Ridgewood Savings Bank's reorganization and initial public offering, discussed the concept of remutualization with Ridgewood. At this time, the discussions with Ryan, Beck were informal and nothing definitive materialized from these conversations. Subsequently, on May 15, 2000, the Office of Thrift Supervision approved the Marquette transaction. At the time of this approval, Ridgewood Financial's common stock continued to trade at low levels.

         In mid-June of 2000, as a result of the approval of the Marquette transaction by the Office of Thrift Supervision, Ryan, Beck discussed with the Board of Directors of Ridgewood Financial the general concept and process of a remutualization transaction. The Board of Ridgewood evaluated and compared the alternatives of (1) remaining an independent savings bank in the mutual holding company form of organization, (2) converting to a full stock company and (3) a remutualization transaction. After such evaluations, Ryan, Beck identified potential candidates for a remutualization transaction. Following preliminary discussions between Ryan, Beck and Provident Savings Bank, a New Jersey state mutual institution, Provident Savings Bank was identified as a potential candidate. On June 23, 2000, President Susan E. Naruk and representatives of Ryan, Beck met with Mr. Paul Pantozzi, the president and chief executive officer of Provident Savings Bank, to further explore the possibility of remutualization. On June 26, 2000, Ridgewood Financial's Board of Directors further discussed the concept of remutualization and on June 29, 2000, Ridgewood and Provident Savings Bank exchanged confidentiality agreements and due diligence lists. At this same time, Provident Savings Bank sent a letter describing the remutualization transaction on a "no name basis," to its banking regulators.

         In early July 2000, Ridgewood Financial received a draft merger agreement from Provident Savings Bank and began negotiations regarding the terms of the proposed merger transaction. The Provident Savings Bank proposal would have exchanged the shares of Ridgewood Financial held by stockholders other than Ridgewood Financial, MHC, for $15.00 per share in cash. The merger proposal also included a customary non-solicitation of other offer provisions which, under certain circumstances, would require the payment of $1.0 million by Ridgewood to Provident.

         On July 18, 2000, the Ridgewood Boards of Directors met to consider the legal and financial issues regarding a remutualization transaction and met with the President of Provident Savings Bank. During the period from July 20 through 28, 2000, Provident Savings Bank and Ridgewood discussed the terms of a merger agreement and conducted their respective due diligence efforts. On July 27, 2000, Ridgewood's Boards of Directors also formally authorized Ryan, Beck to act as its financial advisor in connection with the proposed remutualization transaction and any other corporate transaction. Ryan, Beck made an independent analysis of the proposal.

         During the month of August, the parties continued to negotiate and draft a definitive agreement. On August 28, 2000, Ridgewood met with Ryan, Beck and special counsel to review the financial and legal arrangements of the definitive agreement. After careful consideration, Ridgewood's Boards of Directors authorized the execution of the merger agreement and publicly announced the merger.

         On September 21, 2000, after the Provident merger had been publicly announced, Ridgewood received an unsolicited non-binding letter of intent from Boiling Springs, a mutual holding company organization with no public stockholders. Additionally on this date, Boiling Springs publicly announced its proposal to initiate merger discussions with Ridgewood. The proposal would exchange the shares of Ridgewood Financial's minority stockholders for $18 per share as opposed to Provident Savings Bank's offer of $15 per share.

         From September 21, 2000 through October 18, 2000, there were numerous discussions between Ridgewood and Boiling Springs regarding the structure of the transaction as well as the negotiation of a reciprocal confidentiality agreement. On October 19, 2000, Ridgewood publicly announced that in response to the Boiling Springs non-binding letter of intent, it was waiting to enter into a confidentiality agreement with Boiling Springs and acknowledged that under advice of Ryan, Beck, the Boiling Springs offer might be a superior proposal as compared to the proposal of Provident Savings Bank, subject to the clarification of certain details of the merger including whether Boiling Springs would indemnify Ridgewood Financial for any payments it might owe Provident Savings Bank. On October 20, 2000, Ridgewood publicly announced that it had entered into a confidentiality agreement with Boiling Springs, which allowed the parties to discuss the terms of the merger. Accordingly, the Board of Directors of Ridgewood authorized management to proceed with negotiations with Boiling Springs.

         On October 24, 2000, Ridgewood delivered to Boiling Springs a proposed merger agreement . The proposed merger agreement included the provision that, under certain circumstances, Boiling Springs would indemnify Ridgewood Financial for any payments it might owe Provident Savings Bank.

         From October 25, 2000 through November 8, 2000, Ridgewood and Boiling Springs conducted due diligence. However, Ridgewood and Provident Savings Bank continued to proceed with their merger, and on November 8, 2000, Provident Savings Bank submitted to the regulators the merger application regarding the remutualization transaction. From November 16, 2000 through November 22, 2000, Ridgewood and Boiling Springs Bancorp continued to discuss the structure and terms of the Boiling Springs merger proposal.

         On December 11, 2000, Ridgewood met with Ryan, Beck and special counsel to review the financial and legal arrangements of the Boiling Springs definitive agreement, as well as the agreement of Provident Savings Bank. Ryan, Beck made an independent analysis of the Boiling Springs proposal, which concluded that the consideration was fair to minority stockholders from a financial point of view. See "Opinion of Ridgewood Financial's Financial Advisor." After careful consideration, Ridgewood's Boards of Directors authorized the execution of the merger agreement and also delivered a letter to Provident Savings Bank indicating its acceptance of the Boiling Springs proposal.

         On December 12, 2000, Ridgewood publicly announced the Boards of Directors' approval of the merger agreement with Boiling Springs. Ridgewood publicly announced the execution of the merger agreement on December 14, 2000. On December 15, 2000, a termination agreement between Ridgewood and Provident Savings Bank was signed. In accordance with the termination agreement, a $1.0 million payment was made by Ridgewood to Provident Savings Bank on December 18, 2000.

Ridgewood's Reasons for the Merger

         Our Board of Directors believes that the terms of the merger agreement, which are the product of arm's length negotiations between representatives of Ridgewood and Boiling Springs are in the best interests of our shareholders. In the course of reaching its determination, our Board of Directors considered the following factors:

          o the merger consideration to be paid to our shareholders in relation to the market value, book value and earnings per share of our common stock,

          o    information  concerning  our  financial  condition,   results  of
               operations, capital levels, asset quality and prospects,

          o our assessment of Boiling Springs Bancorp's ability to pay the aggregate merger consideration,

          o the opinion of our financial advisor as to the fairness of the merger consideration from a financial point of view to the minority holders of our common stock,

          o    industry and economic conditions,

          o the general structure of the transaction and the compatibility of management and business philosophy,

          o the greater resources and expanded branch network that Boiling Springs Savings Bank will have after the merger than we currently have,

          o Ridgewood Savings Bank will become a division of Boiling Springs Savings Bank for at least two years after the merger,

          o depositors of Ridgewood Savings Bank shall become members of Boiling Springs, MHC and have the same rights, privileges and obligations as other members of Boiling Springs, MHC,

          o in the event of a stock offering transaction by Boiling Springs, MHC, depositors of Ridgewood Savings Bank will retain their subscription rights as of the date of their original deposit at Ridgewood Savings Bank,

          o the results of our due diligence investigation of Boiling Springs Savings Bank, including the likelihood of receiving the requisite regulatory approvals in a timely manner,

          o the ability of Boiling Springs Savings Bank after the merger to compete in relevant banking and non-banking markets, and

          o our strategic alternatives to the merger, including the previously announced merger with Provident Savings Bank, or the continued operation of Ridgewood Savings Bank as an independent financial institution.

         In making its determination, our Boards of Directors did not ascribe any relative or specific weights to the factors which it considered. The foregoing discussion of the factors considered by our Board is not intended to be exhaustive, but it does include the material factors considered by our Board.

         Our Boards of Directors believe that the merger is in the best interests of Ridgewood and our shareholders. Accordingly, Ridgewood Financial's Board of Directors unanimously recommends that its shareholders vote for the approval of the merger agreement.

Opinion of Ridgewood Financial's Financial Advisor

         Ridgewood Financial retained Ryan, Beck on July 27, 2000 to act as its exclusive financial advisor in connection with services which have resulted in the merger. This agreement was subsequently amended by Ryan, Beck and Ridgewood Financial to include Ridgewood Financial, MHC as a party to the agreement. Ryan, Beck agreed to assist Ridgewood Financial in analyzing, structuring, negotiating and effecting any transaction. Ridgewood Financial selected Ryan, Beck because it is a nationally recognized investment-banking firm with substantial experience in merger and acquisition transactions and is familiar with Ridgewood Financial and its business. As part of its investment banking business, Ryan, Beck is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, mutual to stock conversions, initial and secondary stock offerings and other corporate transactions. Additionally, Ryan, Beck is widely recognized for its knowledge of the mutual holding company structure of organization.

         Ryan, Beck participated in the negotiations with respect to the pricing and other terms and conditions of the merger. However, the Board of Directors of Ridgewood Financial made the final decision as to the pricing and other terms of the merger. Ryan, Beck rendered a written opinion to Ridgewood Financial's Board on December 14, 2000 that is based on and subject to the assumptions, factors, and limitations as set forth in the attached opinion and as described below, the merger consideration is "fair" to the minority shareholders of Ridgewood's common stock from a financial point of view and the depositor conversion is "fair" to members of Ridgewood Financial, MHC, as depositors of Ridgewood Savings from a financial point of view. Ryan, Beck was requested by Ridgewood to review these opinions on an inseparable basis and not evaluate the fairness to minority shareholders of Ridgewood Financial or members of Ridgewood Financial, MHC separately. Ryan, Beck updated its opinion as of May 1, 2001. No limitations were imposed by Ridgewood Financial's Board of Directors upon Ryan, Beck with respect to the investigations made or procedures followed by it in arriving at its opinion.

         The full text of Ryan, Beck's opinion, which sets forth assumptions made and matters considered, is attached as Appendix B to this proxy statement. Minority holders of Ridgewood Financial common stock are urged to read the attached Ryan, Beck opinion in its entirety. The Ryan, Beck opinion is directed only to the financial fairness of the consideration and does not constitute a recommendation to any shareholder as to how to vote at the Ridgewood Financial special shareholders meeting. The summary of the Ryan, Beck opinion in this proxy statement is qualified in its entirety by reference to the full text of the Ryan, Beck opinion. In rendering its opinions, Ryan, Beck does not admit that it is an expert within the meaning of the term "expert" as used within the Securities Act of 1933 and the rules and regulations promulgated thereunder, or that its opinions constitute a report or valuation within the meaning of Section 11 of the Securities Act and the rules and regulations promulgated thereunder.

         In connection with its opinion, Ryan, Beck reviewed the following documents:

          o    the merger agreement and related documents;

          o    this proxy statement;

          o Boiling Springs, MHC's Audited Financial Statements for the years ended April 30, 2000 and 1999, and Boiling Springs Savings Bank's Call Reports filed with the Federal Deposit Insurance Corporation for the quarters ended December 31, 2000, September 30, 2000, June 30, 2000 and March 31, 2000;

          o Ridgewood Financial's Annual Reports to Shareholders and Annual Report on Form 10-KSB for the years ended December 31, 2000, 1999 and 1998 and Ridgewood Financial's Quarterly Reports on Form 10-QSB for the periods ended September 30, 2000, June 30, 2000, March 31, 2000, September 30, 1999, June 30, 1999 and March 31, 1999;

          o certain operating and financial information provided to Ryan, Beck by the management of Ridgewood Financial relating to its business and prospects;

          o    the publicly  available  financial  data of thrift  organizations
               which  Ryan,  Beck  deemed  generally   comparable  to  Ridgewood
               Financial;

          o the financial terms of other recently completed second step conversions of mutual holding companies; and

          o the historical stock prices and trading volumes of Ridgewood Financial's common stock.

         Additionally, Ryan, Beck:

          o conducted or reviewed such other studies, analyses, inquiries and examinations as we deemed appropriate including an analysis of the pro forma impact on shareholders of Ridgewood Financial and depositors of Ridgewood Savings of alternative strategies as an independent institution, including the option of remaining in mutual holding company form and various options regarding the timing and pro forma impact of a second step conversion;

          o    analyzed Boiling Springs, MHC's ability to consummate the Merger;

          o considered the future prospects of Ridgewood Financial in the event it remained independent; and

          o met with members of Ridgewood Financial's senior management to discuss Ridgewood Financial's operations, historical financial statements, strategic plans and future prospects, including any potential operating efficiencies and synergies that may arise from the merger.

         In connection with its review, Ryan, Beck relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information regarding Ridgewood Financial and its subsidiaries provided to Ryan, Beck by Ridgewood Financial and its representatives.

Ryan, Beck is not an expert in evaluating loan and lease portfolios for purposes of assessing the adequacy of the allowances for loan losses. Therefore, Ryan, Beck has not assumed any responsibility for making an independent evaluation of the adequacy of the allowance for loan losses set forth in the respective balance sheets of Boiling Springs, MHC and Ridgewood Financial at December 31, 2000, and Ryan, Beck assumed such allowances were adequate and complied fully with applicable law, regulatory policy, sound banking practice and policies of the Securities and Exchange Commission as of the date of such financial statements. Ryan, Beck has reviewed certain historical financial data provided by Ridgewood Financial. Ryan, Beck reviewed certain operating forecasts and financial projections (and the assumptions and bases therefore) provided by Ridgewood Financial. Ryan, Beck assumed that such forecasts and projections reflected the best currently available estimates and judgments of management. In certain instances, for the purposes of its analyses, Ryan, Beck made adjustments to such forecasts and projections that in Ryan, Beck's judgment were appropriate under the circumstances. Ryan, Beck was not retained to nor did it make any independent evaluation or appraisal of the assets or liabilities of Ridgewood Financial or Boiling Springs, MHC or their respective subsidiaries nor did Ryan, Beck review any loan files of Ridgewood Financial or Boiling Springs, MHC or any of their respective subsidiaries. Ryan, Beck also assumed that the merger in all respects is, and will be, undertaken and consummated in compliance with all laws and regulations that are applicable to Boiling Springs, MHC and Ridgewood Financial.

         The preparation of a fairness opinion on a transaction such as the merger involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, Ryan, Beck's opinion is not readily susceptible to summary description. In arriving at its opinion, Ryan, Beck performed a variety of financial analyses. Ryan, Beck believes that its analyses must be considered as a whole and the consideration of portions of such analyses and the factors considered therein, or any one method of analysis, without considering all factors and analyses, could create an incomplete view of the analyses and the process underlying Ryan, Beck's opinion. No one method of analysis was assigned a greater significance than any other.

         The forecasts and projections furnished to Ryan, Beck were prepared by the management of Ridgewood Financial without input or guidance by Ryan, Beck. Ridgewood Financial does not publicly disclose internal management projections of the type provided to Ryan, Beck in connection with the review of the merger. Such projections were not prepared with a view toward public disclosure. The public disclosure of such projections could be misleading since the projections were based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections.

         In its analyses, Ryan, Beck made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of Ridgewood Financial or Boiling Springs, MHC. Any estimates contained in Ryan, Beck's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. Estimates of values of companies do not purport to be appraisals nor do they necessarily reflect the prices at which companies or their securities may actually be sold.

         The following is a brief summary of the analyses and procedures performed by Ryan, Beck in the course of arriving at its opinion. The summary does not purport to be a complete description, but is a brief summary of the material analyses and procedures performed by Ryan, Beck in the course of arriving at its opinion.

         Analysis of Selected Publicly Traded Fully Converted Thrifts: Ryan, Beck compared the financial data for Ridgewood Financial as of or for the latest twelve months ended September 30, 2000 (prior to restatement to reflect merger related expenses) to a peer group of eight selected thrifts. The criteria for the peer group were fully converted thrifts located in the Mid-Atlantic region of the United States with assets between $150 million and $400 million for which public trading and pricing information was available. Ryan, Beck deemed this group to be generally comparable to Ridgewood Financial. The following table compares selected statistics of Ridgewood Financial with the average ratios and median ratios for the eight selected thrifts comprising the peer group:

                                                                         Ridgewood             Peer              Peer
                                                                         Financial            Average           Median
                                                                         ---------            -------           ------
Capitalization
----------------------------------------------------
Total Assets (000s)                                                       $288,671           $259,979          $263,815
Total Shareholders' Equity (000s)                                           25,829             18,918            18,732
Tangible Equity / Tangible Assets                                             8.95%              7.43%             7.57%

Asset Quality
----------------------------------------------------
Non-Performing Loans + 90 Days Past Due / Loans                               0.03               0.64              0.31
Loan Loss Reserves / NPLs + 90 Days Past Due                              1,648.33             268.02            213.53
Loan Loss Reserves / Loans                                                    0.52               0.92              0.93
Non-Performing Assets + 90 Days Past Due / Assets                             0.02               0.49              0.21
Non-Performing Assets / Equity                                                0.23               7.46              3.43

Loan & Deposit Composition
----------------------------------------------------
Total Loans / Total Assets                                                   65.67              59.67             57.68
Total Loans / Deposits                                                       85.85              82.36             78.10
1-4 Family Loans / Total Loans                                               94.14              56.88             59.83
5+ Family Loans / Total Loans                                                 1.29               2.44              1.59
Other Real Estate Loans / Total Loans                                         2.50              16.89              9.52
Real Estate Loans / Total Loans                                              97.93              82.57             87.98
Consumer Loans / Total Loans                                                  0.17              12.29              3.85
Commercial Loans / Total Loans                                                1.90               5.14              3.19
Time Deposits > $100,000 / Total Deposits                                    11.27              17.76             15.19

Performance
----------------------------------------------------
Return on Average Assets                                                      0.38               0.24              0.54
Return on Average Equity                                                      4.30               0.78              5.83
Net Interest Margin                                                           2.18               3.04              3.00
Yield on Interest-Earning Assets                                              6.75               7.74              7.47
Cost of Interest-Bearing Liabilities                                          4.88               5.05              4.90
Non-Interest Income / Average Assets                                          0.08               0.47              0.41
Non-Interest Expense / Average Assets                                         1.72               2.69              2.50
Efficiency Ratio                                                             79.04              79.61             72.72


Ridgewood Financial's 0.38% return on assets was below the 0.54% peer group median, and its 4.30% return on equity was below the 5.83% peer group median. Both return measures were influenced by the amount of Ridgewood Financial's tangible equity, which at 8.95% of tangible assets was approximately 140 basis points higher than the peer group median. A lower yield on earning assets combined with a marginally lower cost of interest-bearing liabilities produced a net interest margin significantly below that of the peer group at 2.18% versus the peer group median of 3.00%. Ridgewood Financial's lower yield on interest-earning assets is probably due to Ridgewood Financial's higher level of 1-4 family residential mortgages at 94.14% of total loans versus the peer group median of 59.80%. Ridgewood Financial's concentration in 1-4 family mortgages contributes to Ridgewood Financial's superior asset quality with non-performing loans plus loans past due 90 days equal to 0.03% of loans at Ridgewood Financial versus a peer group median of 0.31% and a peer group average of 0.64%. Reflecting the composition of Ridgewood Financial's loan portfolio, the loan loss reserve at Ridgewood Financial equaled 0.52% of loans versus the peer group median of 0.93%. Non-interest income as a percentage of average assets at 0.08% at Ridgewood Financial was well below the peer group median at 0.41%. Similarly, non-interest expenses at 1.72% of average assets at Ridgewood Financial was well below the peer group median of 2.50%.

         Analysis of Selected Publicly Traded Mutual Holding Companies: Ryan, Beck also compared certain financial data for Ridgewood Financial to the median data for 43 mutual holding companies. The following table compares selected statistics of Ridgewood Financial with the median data for the 43 mutual holding companies comprising the peer group:


                                                     Ridgewood          Peer
                                                     Financial         Median
                                                     ---------         ------
Total Assets (000)                                    $288,671       $246,655
Tangible Equity / Tangible Assets                         8.95%         10.61%
Return on Average Assets                                  0.38           0.79
Return on Average Equity                                  4.30           6.28

Ryan, Beck noted that Ridgewood Financial's return on average assets and equity were both well below the peer group median. Ryan, Beck also noted that Ridgewood Financial's tangible equity to tangible assets was less than the peer median.

         Analysis of Trading Price to Proposed Acquisition Price: Ryan, Beck noted that the proposed offer from Boiling Springs, MHC at $18.00 per share was
2.4 times the $7.50 closing price of Ridgewood Financial common stock on the day prior to the announcement of the original merger transaction with Provident.

Three different methodologies were used to estimate a value for the minority shares of Ridgewood Financial.

         Methodology # 1: Estimates the value of Ridgewood Financial minority shares in a conventional sale of control context. This valuation methodology has three parts: first, assumes a second step conversion to a fully converted thrift utilizing current second step valuation levels; second, assumes a sale of Ridgewood Financial one year after completion of a second step conversion with the acquisition price based upon projected discounted cash flows at that date; and third, the analysis applies the second step minority exchange ratio to the projected acquisition value. A second step appraisal of $23.96 million was derived by assuming a 65% price to pro forma book value. This results in a minority exchange ratio of 0.74, i.e., each minority share for Ridgewood Financial would be converted into 0.74 shares of the new fully converted Ridgewood Financial with an assumed offering price of $10.00 per share. The assumptions and resultant projected financials are as follows:

                        Pro Forma 1 Year Projections
          -----------------------------------------------------------

          Assumptions:
          -----------
          Pre-Adjustment Earnings Growth Rate                  10.0%
          Asset Growth Rate                                     7.5%
          Share Repurchases                                     5.0%
          Dividend                                         $   0.16
          After-tax cost of cash                              4.41%
          Pro Forma 1 Year Projected Financials:
          -------------------------------------
          Total Assets (000)                               $319,893
          Total Equity (000)                               $ 36,440
          Net Income (000)                                 $  1,397

Using a discounted dividend analysis utilizing the pro forma second step results, Ryan, Beck estimated the present value of the future dividend stream that Ridgewood Financial could produce in perpetuity. Projection ranges for Ridgewood Financial's five-year balance sheet and income statement were based upon certain growth assumptions for net income (10%) and assets (7.5%). These projections are, by their nature, forward-looking and may differ materially from the actual future values or actual future results for the reasons discussed above. The actual future values or results may be significantly more or less favorable than suggested by such projections. In producing a range of per share Ridgewood Financial values, Ryan, Beck utilized the following assumptions: an immediate dividend payout in an amount which would bring Ridgewood Financial's tangible equity ratio to 6%, discount rates ranging from 13% to 15%, terminal price/earnings multiples ranging from 12x to 14x (which, when applied to terminal year estimated earnings, produces a value which approximates the net present value of the dividends in perpetuity, given certain assumptions regarding growth rates and discount rates) and earnings that include estimated savings in Ridgewood Financial's non-interest expense equal to 30% in the first year and 35.00% in the second year, with 5.00% growth thereafter. The discounted dividend analysis produced the range of net present values per share of Ridgewood Financial common stock illustrated in the chart below:

                         Aggregate Net Present Value - Per Share
--------------------------------------------------------------------------------
                                                   Discount Rate
                                         ---------------------------------------
                                          13.0%        14.00%          15.00%
                                         -------      --------        -------
Terminal                    12.0 x       $12.22        $11.80          $11.41
Multiple of Earnings        13.0 x       $12.72        $12.27          $11.86
                            14.0 x       $13.22        $12.75          $12.30

                         NPV Adjusted for Minority Exchange Ratio
--------------------------------------------------------------------------------
                                                    Discount Rate
                                         ---------------------------------------
                                          13.0%        14.00%          15.00%
                                         -------      --------        -------
Terminal Year               12.0 x       $ 9.04        $ 8.73          $ 8.44
Multiple of Earnings        13.0 x       $ 9.41        $ 9.08          $ 8.77
                            14.0 x       $ 9.78        $ 9.43          $ 9.10
Exchange Ratio                0.74

Ryan, Beck noted that the valuation range of $8.44 to $9.78 per minority share is well below the Boiling Springs offer of $18.00 per share. These analyses do not purport to be indicative of actual values or expected values or an appraisal range of shares of Ridgewood Financial common stock. The discounted dividend analysis is a widely used valuation methodology, but Ryan, Beck noted that it relies on numerous assumptions, including expense savings levels, dividend payout rates, terminal values and discount rates, the future values of which may be significantly more or less than such assumptions. Any variation from these assumptions would likely produce different results.

         Methodology # 2: Estimates the potential value of Ridgewood Financial minority shares in a scenario where Ridgewood Financial remained an independent MHC and second step valuation levels improve. This valuation method first projected certain Ridgewood Financial balance sheet and income statement data for 5 years and assumed that second step conversion market valuation levels improved to a level equivalent with the median pro forma price/book of all second step transactions over the last three years of 95% of pro forma price/book. The analysis then discounted the pro forma book value per minority share to its present value (using a 14% discount rate). The assumptions used for projecting Ridgewood Financial performance for 5 years were a 10% earnings growth rate, a 7.5% asset growth rate and share repurchases of 10, 8, 6, 4 and 2 percent in years 1 thru 5, respectively. These projections are, by their nature, forward looking and may differ materially from the actual future values or actual future results for the reasons described above. The actual future values or results may be significantly more or less favorable than suggested by such projections. That analysis produced the following results:


                                                    Year 3     Year 4    Year 5
                                                   --------   --------  --------
2nd Step Appraisal ($000)                           $38,370    $45,320   $54,230
Exchange Ratio                                        1.500      1.842     2.246
Pro Forma Shareholders' Equity ($000)               $45,141    $50,356   $57,083

Pro Forma Ratios:
-----------------
Price / Pro Forma Earnings                           19.7 x     20.2 x    20.9 x
Price / Pro Forma Book Value                         85.00%     90.00%    95.00%

Impact to Minority Shareholder:
-------------------------------
Exchange Ratio                                        1.500      1.842     2.246
Pro Forma Book Value per Minority Share              $17.65     $20.46    $23.65
Pro Forma EPS per Minority Share                      $0.76      $0.91     $1.08

Book Value Per Minority Share - Net Present Value    $12.53     $13.12    $13.78
(assuming a 14% discount rate)

Ryan, Beck noted that the present value of the book value per minority share was significantly less than the $18.00 per minority share offered by Boiling Springs. This analysis does not purport to be indicative of actual values or expected values or an appraisal range of shares of common stock. Ryan, Beck noted that this analysis relies on numerous assumptions about Ridgewood Financial's future performance and valuation levels for second step conversions, the future values of which may be significantly more or less than such assumptions. Any variation from these assumptions would likely produce different results.

         Methodology #3: Analysis of Break-Even Returns. Using a break-even analysis, Ryan, Beck estimated the earnings per share growth rate necessary for the present value of Ridgewood Financial's future stock price to equal the $18.00 per minority share acquisition price. In producing the earnings growth rate, Ryan, Beck utilized the following assumptions: 2000 EPS estimate of $0.66 (based only on minority shares), discount rates range from 12% to 15%, terminal price/earnings multiples range from 8x to 14x, and a dividend payout ratio of 42.00%. For purposes of this analysis, the initial price of Ridgewood Financial common stock was assumed to be $7.50 per share, which was the closing price of the common stock on the day prior to the announcement of the original merger transaction with Provident. The break-even analysis produced the range of five-year earnings growth rates illustrated in the chart below:


                          Terminal
                            Year                     Discount Rate
                         Multiple of    ------------------------------------
                          Earnings       12.0%     13.0%     14.0%     15.0%
                         -----------    -------   -------   -------   ------
                            8.0 x        47.9%     49.4%
Market
Multiples
                           10.0 x        41.3%     42.9%

                           12.0 x                            38.9%     40.5%
Acquisition
Multiples
                           14.0 x                            34.5%     35.9%

         Ryan, Beck noted that Ridgewood Financial's historical earnings growth rates were substantially less than those indicated above. These analyses do not purport to be indicative of actual values or expected values or an appraisal range of the minority shares of Ridgewood Financial common stock. The break-even analysis is a widely used valuation methodology, but Ryan, Beck noted that it relies on numerous assumptions, including projected earnings, price/earnings multiples, discount rates, dividend payout ratio and Boiling Springs' $18.00 offer per minority share to Ridgewood Financial shareholders, the future values of which may be significantly more or less than such assumptions. Any variation from these assumptions would likely produce different results.

         Other Considerations. Ryan, Beck also considered the impact of the depositor conversion from a financial point of view to members of Ridgewood Financial, MHC as depositors of Ridgewood Savings. In evaluating the depositor conversion, Ryan, Beck considered that the proposed transaction provided for continuity of depositor subscription rights for Ridgewood Savings depositors in the event of a stock offering transaction initiated by Boiling Springs, MHC, no reduction in products and services and access to an expanded product line, and a greater number of locations than offered by Ridgewood Financial and Ridgewood Savings. Ryan, Beck also considered the fact that there would be no diminution in the pro forma dollars of tier one capital per $1,000 of deposits versus that of Ridgewood Financial.

         Limitations. Ryan, Beck's opinion was based solely upon the information available to it and the economic, market and other circumstances, as they existed as of the date of the opinion. Events occurring after such date could materially affect the assumptions and conclusions contained in Ryan, Beck's opinion. Ryan, Beck has not undertaken to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion.

         With regard to Ryan, Beck's services in connection with the merger, Ridgewood Financial has agreed to pay Ryan, Beck a transaction fee in connection with the merger, a portion of which is contingent upon the consummation of the merger. Ridgewood Financial has agreed to pay total fees of approximately $319,000, of which $92,257 has been paid, an additional $67,257 will be payable upon the receipt of FDIC approval, $50,000 will be payable upon issuance of the opinion included in this proxy statement and the remainder of which will be paid when the merger is consummated. In addition, Ridgewood Financial has agreed to reimburse Ryan, Beck for its reasonable out-of-pocket expenses, which shall not exceed $10,000 without the prior consent of Ridgewood Financial. Ridgewood Financial has also agreed to indemnify Ryan, Beck and certain related persons against certain liabilities, including liabilities under federal securities law, incurred in connection with its services. The amounts of Ryan, Beck's fees were determined by negotiation between Ridgewood Financial and Ryan, Beck.

         Ryan, Beck has not had an investment banking relationship with Boiling Springs. Ryan, Beck has had an investment banking relationship with Ridgewood Financial and Ridgewood Financial, MHC. Ryan, Beck was the sole manager of Ridgewood Savings' conversion from mutual to mutual holding company status in January 1999. Ryan, Beck's research department does not provide published investment analysis on Ridgewood Financial other than inclusion of a full conversion worksheet as part of a periodic review of mutual holding companies. However, Ryan, Beck does make a market in Ridgewood Financial's common stock.

         In the ordinary course of our business as a broker-dealer, we may actively trade equity securities of Ridgewood Financial for our own account and the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

Interests of Directors and Officers in the Merger that are Different From Your Interests

         Some members of our management and Board of Directors may have interests in the merger that are in addition to or different from the interests of our stockholders. Our Board of Directors was aware of these interests and considered them in approving the merger agreement. Included below is a summary of some of the benefit plans under which officers or directors participate and under which benefits will be paid in accordance with the merger agreement.

         Non-Competition and Consulting Agreement. On the Effective Date of the merger, Susan E. Naruk, President and Chief Executive Officer of Ridgewood Savings Bank, will enter into a non- competition and consulting agreement with Boiling Springs Bancorp, for a term of 36 months at the rate of $165,000 per year. The agreement may be terminated for "just cause" as defined in the agreement. In consideration for such payments, Ms. Naruk will provide consulting services to Boiling Springs Bancorp and be subject to certain non-competition requirements for three years. Further, Ms. Naruk will forfeit any severance payments that would be forthcoming under her existing employment agreement which would equal up to 2.99 times her five-year average taxable compensation, subject to reduction for certain tax considerations. This non-competition and consulting agreement will supercede an existing employment agreement between Ridgewood Savings Bank and Ms. Naruk.

         Employment Agreements. On the Effective Date of the merger, Boiling Springs Savings Bank will enter into an employment agreement with Nelson Fiordalisi, Executive Vice President and Chief Operating Officer of Ridgewood Savings Bank. The agreement with Mr. Fiordalisi will have a minimum term of 36 months, during which time he will serve as Vice President of Boiling Springs
Savings Bank and division head of Ridgewood Savings Bank. Boiling Springs Savings Bank currently intends to operate Ridgewood Savings Bank as a division of Boiling Springs Savings Bank for three years after the merger. Mr. Fiordalisi's base salary will be $120,221 and such agreement may be renewed for up to an additional twelve months on each annual anniversary date of the agreement. In the event of a termination of Mr. Fiordalisi's employment as a result of a change of control of Boiling Springs Savings Bank, Mr. Fiordalisi will receive a severance benefit equal to 2.99 times his prior 3 year average taxable compensation (or lesser period of actual employment). This agreement will supercede an existing employment agreement between Ridgewood Savings Bank and Mr. Fiordalisi.

         Jean Miller, an executive officer of Ridgewood Savings Bank has an employment agreement with Ridgewood Savings Bank for a term of two years. The employment agreement has a provision stating that in the event of a termination of employment in connection with any change of control of Ridgewood Savings Bank or Ridgewood Financial, Ms. Miller will receive a severance payment equal to two times her prior 3 year average taxable compensation. The merger will constitute a change of control as defined under this employment agreement, and if the employment of Ms. Miller is terminated as a result of the merger, she will receive approximately $161,000 in severance benefits.

         Directorships. Upon completion of the merger, the Board of Directors of Boiling Springs will appoint at least one director of Ridgewood to serve on each of its Boards of Directors for terms to expire no earlier than December 31, 2002.

         Advisory Board. Boiling Springs Savings Bank has agreed that each member of the Ridgewood Savings Bank Board, except Mr. Fiordalisi, who will be employed by Boiling Springs Savings Bank, will be entitled to serve on an advisory board to be established by Boiling Springs Savings Bank for at least a three-year period following the Effective Date. Each member of the Ridgewood Savings Bank Board serving on this advisory board will receive a fee equal to $16,200 per year. In addition, Ms. Naruk and certain directors will participate in the medical insurance programs of Boiling Springs Savings Bank for a period of three years while serving as an Advisory Director.

         Supplemental Executive Retirement Plan. Ridgewood Savings Bank maintains a supplemental executive retirement plan for the benefit of Ridgewood Savings' senior executive officers. The plan provides that upon a termination of employment following a change in control, each officer will be presumed to have attained not less than the minimum retirement age and years of service under the plan. Upon completion of the merger, the plan will be terminated and the following executive officers will receive payment of benefits under the supplemental retirement benefits in a lump sum. Such payment is based upon the value of the accrued benefits for each individual, discounted at the current interest rate. The current estimated lump sum payment in the table below is based upon the current interest rate of 4.25%.


              Susan E. Naruk                     $  524,000
              Nelson Fiordalisi                     265,000
              Jean Miller                           184,000
              John Scognamiglio                     251,000
                                                 ----------
                                                 $1,224,000
                                                 ==========

         Directors Consultant and Retirement Plan. Ridgewood Savings Bank has a directors consultant and retirement plan. The plan provides retirement benefits to directors following retirement after age 60 and completion of at least 10 years of service. In the event there is a change in control, all directors will be presumed to have not less than 10 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. The merger will constitute a change of control for purposes of this plan. The directors will receive the following lump sum retirement payments under the plan upon the completion of the merger. Such lump sum payment is based upon the value of the accrued benefits for each individual, discounted at the current interest rate. The current estimated lump sum payment in the table below is based upon the current interest rate of 4.25%.


                  Michael W. Azzara                    $ 66,000
                  Jerome Goodman                         66,000
                  Bernard J. Hoogland                    66,000
                  John Kandravy                          66,000
                  Robert S. Monteith                     92,000
                  John J. Repetto                       105,000
                  Paul W. Thornwall                      66,000
                                                       --------
                                                       $527,000
                                                       ========

         Indemnification. The merger agreement provides that, for a period of six years after the completion of the merger, Boiling Springs Bancorp will indemnify the directors and officers of Ridgewood Financial, Ridgewood Savings Bank and Ridgewood Financial, MHC against certain liabilities to the fullest extent that Boiling Springs Bancorp is permitted to indemnify its directors and executive officers. Furthermore, Boiling Springs Bancorp has also agreed to use its reasonable best efforts to provide, for a period of three years, subject to certain limitations, directors' and officers' liability insurance coverage for persons who were covered by such insurance maintained by Ridgewood Financial on the date of the merger agreement.

         Employee Stock Ownership Plan ("ESOP"). Upon completion of the merger, the ESOP will be terminated. The termination of the ESOP would require the ESOP trustees to use the proceeds received from the merger to repay the related outstanding debt of the ESOP. Pursuant to the terms of the ESOP, to the extent permitted by law, any amounts remaining after the repayment of the debt would be allocated to the ESOP participants. At December 31, 2000, estimated payments under the ESOP for the following executive officers are as follows:

                                           Amount as of  Estimated Additional
                                            12/31/2000   Amount as of Merger (1)
                                            ----------   -----------------------

               Susan E. Naruk                 $ 49,000          $108,000
               Nelson Fiordalisi                39,000            85,000
               Jean Miller                      27,000            59,000
               John Scognamiglio                31,000            68,000
                                              --------           -------
                                              $146,000          $320,000
                                              ========           =======

          -------------------
          (1) Equals the allocation of the profit on the unallocated stock held in the ESOP which is allocated pro rata to ESOP participant
                                                  ---------
               accounts as of the merger closing date.

Conditions of the Merger

         The respective obligations of Ridgewood and Boiling Springs to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement.

Ridgewood Financial and Boiling Springs must:

o    obtain corporate approvals to execute the merger agreement;

o    fulfill their obligations under the merger agreement;

o    avoid any material breach of their representations and warranties;

o obtain regulatory approvals (without burdensome conditions in the reasonable judgment of Boiling Springs) from the Federal Reserve Board, the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance;

o not have in effect any order, decree, or injunction of a court or agency of competent jurisdiction which would prevent the completion of the merger transactions;

o receive certain officer's certificates from each other regarding the satisfaction of the merger agreements's conditions; and

o    obtain legal opinions from counsel.

Ridgewood must also:

o obtain approval from shareholders and, to the extent required by regulatory authorities, obtain approval from the depositors of Ridgewood Savings Bank;

o do nothing that would have or result in any material adverse effect on Ridgewood Financial and Ridgewood Savings Bank; and

o receive an updated fairness opinion from Ryan, Beck prior to the mailing of the proxy statement.

Boiling Springs must also deposit with the exchange agent an amount of cash equal to the merger consideration shareholders of Ridgewood Financial shall be entitled to receive.

         You can find the details of the condition to the merger in Article VI of Appendix A. We cannot guarantee that all of these conditions will be satisfied or waived.

Federal Income Tax Consequences of the Merger to You

         The exchange of our common stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Internal Revenue Code, and may also be a taxable transaction under state, local and other tax laws. A shareholder of Ridgewood will recognize gain or loss equal to the difference between the amount of cash received by the shareholder pursuant to the merger and the tax basis in the Ridgewood Financial common stock exchanged by such shareholder pursuant to the merger. Gain or loss must be determined separately for each block of Ridgewood Financial common stock surrendered pursuant to the merger. For purposes of federal tax law, a block consists of shares of Ridgewood Financial common stock acquired by the shareholder at the same time and price.

         Gain or loss recognized by the shareholder exchanging his or her Ridgewood Financial common stock pursuant to the merger will be capital gain or loss if such Ridgewood Financial common stock is a capital asset in the hands of the shareholder. If the Ridgewood Financial common stock has been held for more than one year, the gain or loss will be long-term. Capital gains recognized by an exchanging individual shareholder generally will be subject to federal income tax at capital gain rates applicable to the shareholder (up to a maximum of 39.6% for short-term capital gains and 20% for long-term capital gains), and capital gains recognized by an exchanging corporate shareholder generally will be subject to federal income tax at a maximum rate of 35%.

         Neither Ridgewood nor Boiling Springs has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to Ridgewood Financial's shareholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to Ridgewood Financial's shareholders with respect to any of the tax effects of the merger to shareholders.

         The federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code. We also note that any stock held in an individual retirement account or other tax-deferred account may not be subject to immediate taxation upon receipt of the cash consideration in the merger.

Accounting Treatment of the Merger

         The merger will be accounted for under the purchase method of accounting. Under this method of accounting, Ridgewood Financial and Boiling Springs will be treated as one company as of the date of the merger, and Boiling Springs will record the fair market value of Ridgewood Financial's assets less liabilities on its consolidated financial statements. Acquisition costs in excess of the fair values of the net assets acquired, if any, will be recorded as an intangible asset and may be amortized for financial accounting purposes. The reported consolidated income of Boiling Springs will include our operations after the completion of the merger.

Effective Time

         The merger will be consummated if the merger agreement is approved by Ridgewood Financial shareholders (and if required by regulatory authorities, the depositors of Ridgewood Savings Bank), Ridgewood and Boiling Springs obtain all required consents and all other conditions to the merger are either satisfied or waived. The merger will become effective on the date (the "Effective Date") and at the time (the "Merger Effective Date") that certificates of merger are filed with the Secretary of State of the State of New Jersey, or such later date or time as may be indicated in such certificates. Ridgewood and Boiling Springs have generally agreed to cause the Effective Date to occur no later than fifteen days after the last of the conditions to the consummation of the merger have been satisfied or waived (including the expiration of any applicable waiting periods). It is currently anticipated that the merger will occur in the second quarter of 2001. Ridgewood and Boiling Springs each has the right to terminate the merger agreement if the merger is not completed by December 31, 2001. However, the parties have agreed to extend this deadline for an additional 120 days if they reasonably believe the merger can be completed within that time period.

Procedures for Surrendering Your Certificates

         On or prior to the Merger Effective Date, Boiling Springs will deposit with the exchange agent an amount of cash equal to the aggregate merger consideration. The exchange agent will act as paying agent for the benefit of the holders of certificates of Ridgewood Financial common stock in exchange for the merger consideration. Each holder of Ridgewood Financial common stock who surrenders his or her Ridgewood Financial shares to the exchange agent will be entitled to receive a cash payment of $18.00 per share of Ridgewood Financial common stock upon acceptance of the shares by the exchange agent.

         No later than five business days after the Merger Effective Date, a letter of transmittal will be mailed by the exchange agent to Ridgewood Financial shareholders. The letter of transmittal will contain instructions for surrendering your certificates of Ridgewood Financial common stock.

         You  should  not  return  your   Ridgewood   Financial   common   stock
certificates with the enclosed proxy, and you should not send your stock certificates to the exchange agent until you receive the letter of transmittal.

         If a certificate for Ridgewood Financial common stock has been lost, stolen or destroyed, the exchange agent is not obligated to deliver payment until the holder of the shares delivers:

          o an appropriate affidavit by the person claiming the loss, theft or destruction of his or her certificate,

          o    an indemnity agreement, and

          o    if required by the exchange agent or Boiling Springs, a bond.

         Twelve months following the Merger Effective Date, the exchange agent will deliver to Boiling Springs Savings Bank any funds, certificates, and other documents, not claimed by former Ridgewood Financial shareholders. Thereafter, the payment obligation for any certificate representing Ridgewood Financial common stock which has not been satisfied will become the responsibility of Boiling Springs.

         If certificates for Ridgewood Financial common stock are not surrendered prior to the date on which such payments would otherwise escheat to or become the property of any governmental agency, the unclaimed amounts will become the property of Boiling Springs to the extent permitted by applicable law, free and clear of all claims or interest of any person previously entitled to such property. None of Boiling Springs, Ridgewood Financial, the exchange agent or any other party to the merger will be liable to any former holder of Ridgewood Financial common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

Approvals Needed to Complete the Merger

         In addition to the approval of the merger agreement by our shareholders, completion of the merger and the transactions contemplated by the merger agreement is subject to the prior approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance. In reviewing applications under the Bank Holding Company Act and the Bank Merger Act, the Federal Reserve Board and the Federal Deposit Insurance Corporation must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the Federal Reserve Board and the FDIC may not approve a transaction if it will result in a monopoly or otherwise be anti-competitive.

         Under the Community Reinvestment Act of 1977, the Federal Reserve Board and the Federal Deposit Insurance Corporation must take into account the record of performance of Ridgewood Savings Bank and Boiling Springs Savings Bank in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by each institution. Ridgewood Savings Bank and Boiling Springs Savings Bank each received a "satisfactory" rating during their respective last Community Reinvestment Act examinations.

         On March 30, 2001, the pending applications filed with the Federal Reserve Board and the Federal Deposit Insurance Corporation were approved and on April 23, 2001, the pending application filed with the New Jersey Department of Banking and Insurance was approved. All such regulatory approvals did not contain any conditions or requirements that are unduly burdensome or would materially reduce the value of the merger transactions to Ridgewood Financial shareholders.

         In addition, a period of up to 30 days must expire following approval by each of the Federal Deposit Insurance Corporation and the Federal Reserve Board, within which period the United States Department of Justice may file objections to the merger under the federal anti-trust laws. Although we believe that the likelihood of such action by the Department of Justice is remote in this merger, there can be no assurance that the Department of Justice will not initiate such proceeding. If such proceeding is instituted or challenge is made, we cannot ensure a favorable result.

         We are not aware of any other regulatory approvals required for completion of the merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

         The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include review of the merger from the standpoint of the adequacy of the consideration to be received by Ridgewood Financial shareholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

Time Period For Completing The Merger

         If the merger is not consummated on or before December 31, 2001, the merger agreement may be terminated by either Boiling Springs or Ridgewood Financial or Ridgewood Financial, MHC. However, the parties have agreed to extend this deadline for an additional 120 days if they reasonably believe the merger can be completed during that time period.

Other Provisions of the Merger Agreement

         Although the completion of the merger requires shareholder approval, many provisions of the merger agreement became effective immediately upon its signing. Your vote was not required to make these provisions binding obligations of Ridgewood and Boiling Springs.

         Representations and Warranties. Each party has made representations and warranties to the other party with respect to various matters, including its financial statements, capital structure, business, loans, investments, regulatory filings and benefit plans. These representations and warranties must be true and correct upon both signing of the merger agreement and the completion of the merger. A party can terminate the merger agreement if the other party's representations and warranties are not true and correct, resulting in a material adverse effect on that other party. If the merger is completed, or if the merger agreement is terminated for some unrelated reason, the representations and warranties become void. You can find details of these obligations in Articles III and IV of Appendix A.

         Cooperation and Conduct of Business. Each party has agreed to cooperate in completing the merger and to avoid extraordinary transactions between the signing of the merger agreement and the completion of the merger. In addition, we have agreed not to solicit or encourage a competing transaction to acquire us. However, we can furnish information to or negotiate with someone who makes an unsolicited written bona fide proposal if our advisors determine that it is our boards of directors fiduciary duty to do so. These provisions become void if the merger is completed. These provisions also become void if the merger agreement is terminated, except for those related to confidentiality and shared expenses. You can find details of these obligations in Article V of Appendix A.

         Waiver and Amendment. Section 8.03 of Article VIII of Appendix A allows either Ridgewood or Boiling Springs to extend the time for the performance of any obligation by the other party, and to waive (to the extent permitted by law) any condition or obligation of the other party.

         Termination. The merger agreement may be terminated by mutual agreement of the parties (even after shareholder approval), or by Boiling Springs, Ridgewood Financial or Ridgewood Financial, MHC under any of the following circumstances:

          o in response to a material breach which is not cured within 30 days.

          o if the merger is not completed by December 31, 2001, or 120 days thereafter.

          o if any required regulatory or shareholder approval is not obtained.

          o    if our  boards of  directors  withdraw  their  recommendation  to
               approve  the  merger   agreement  or  modify  or  qualify   their
               recommendation in a manner adverse to Boiling Springs.

          o    if  we  enter  into  another  agreement  with  someone  else,  in
               connection   with  a  superior   proposal   (as  defined  in  the
               agreement).

          o if our boards of directors determine, after consultation with our advisors, that it is their fiduciary duty to accept such a superior proposal.

         You can find details of the termination provisions in Article VII of Appendix A.

         Termination Fees. If the merger is terminated, Ridgewood or Boiling Springs may be obligated to pay the other party the following fees:

          o Boiling Springs will be required to pay us $500,000 if the merger is not approved by the banking regulators or the conditions to such regulatory approvals would materially change the agreement. However, if we enter into a merger agreement with another party within six months following the termination, we will be obligated to repay Boiling Springs such fee;

          o Boiling Springs will be obligated to reimburse us up to $350,000 if the merger agreement is terminated for a reason other than a breach by us, the failure to obtain shareholder approval, or Ridgewood's boards of directors withdraws or changes their recommendation to approve the merger agreement in a manner adverse to Boiling Springs, or Ridgewood enters into (or determines it must enter into) another merger agreement because it receives a superior proposal (as defined in the agreement).

          o We will pay Boiling Springs $1.0 million if we receive a superior proposal and terminate the merger agreement (or determine we must terminate the merger agreement) with Boiling Springs or if our boards of directors withdraw or change their recommendation to approve the merger agreement.

         You can find details of the termination fee provision in Article VIII of Appendix A.

Dissenters' Rights

         New Jersey law does not grant dissenters' rights to the shareholders of Ridgewood Financial, Inc.

                               THE ANNUAL MEETING

Place, Time and Date

         The  annual   meeting  is  scheduled  to  be  held  at  our   corporate
headquarters, 1124 East Ridgewood Avenue, Ridgewood, New Jersey at 4:00 p.m. on Wednesday, June 6, 2001.

Matters to be Considered

         At the annual meeting you will be asked to approve the following proposals:

          o the agreement and plan of merger as more fully discussed on pages 1 through 22;

          o election of three directors to the Ridgewood Financial Board of Directors; and

          o ratification of KPMG LLP as the independent accountants for Ridgewood Financial for the fiscal year ending December 31, 2001.

         The last two proposals are more fully discussed under the heading "Additional Information Regarding the Annual Meeting" on page 24.

         You may also consider and vote upon any other matters that may properly come before the Ridgewood Financial annual meeting, including approval of any adjournment of the annual meeting. As of the date of this document, the Board of Directors of Ridgewood Financial, Inc. is not aware of any other business to be presented for consideration at the meeting.

Voting Rights of Shareholders; Votes Required for Approval

         The Ridgewood Financial Board has fixed the close of business on May 3, 2001, as the record date for determining Ridgewood Financial's shareholders entitled to receive notice of and to vote at the annual meeting. Each share of Ridgewood Financial common stock you own entitles you to one vote. Only holders of record of Ridgewood Financial common stock as of the record date are entitled to notice of and to vote at the annual meeting. As of the record date, there were issued and outstanding 3,180,000 shares of Ridgewood Financial common stock.

         The Certificate of Incorporation of Ridgewood Financial provides that, except for Ridgewood Financial, MHC, in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any common stock held under any such plan.

         The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares (after subtracting any shares in excess of 10%) is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes (as described below) will be counted solely for the purpose of determining whether a quorum is present. Under the applicable rules of the National Association of Securities Dealers ("NASD"), brokers or members who hold shares in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote those shares with respect to the approval of the merger agreement in the absence of specific instructions from such customers ("broker non-votes"). Abstentions and broker non-votes will not be deemed to be cast either "FOR" or "AGAINST" the merger agreement.

         Approval of the merger agreement and the ratification of accountants require the affirmative vote of a majority of the votes cast at the annual meeting. Approval of directors requires the affirmative vote of a plurality of the votes cast at the annual meeting.

         As of the record date, Ridgewood Financial, MHC owns 53% of the outstanding shares and plans to vote "FOR" each of the proposals. Therefore, the votes cast by Ridgewood Financial, MHC will be determinative of the outcome of each of the proposals. Additionally, the directors of Ridgewood are entitled to vote 4.2% of the outstanding shares of Ridgewood Financial common stock. These directors have already agreed to vote their shares in favor of the merger agreement.

Solicitation and Revocability of Proxies

         Proxies in the form accompanying this document are being solicited by the Board. Shares represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted in accordance with the instructions indicated on the proxies. Except for broker non-votes, if no instructions are indicated, such proxies will be voted "FOR" approval of the merger agreement, election of directors, and ratification of accountants, and, as determined by a majority of the Board, as to any other matter that may come before the annual meeting including, among other things, a motion to adjourn or postpone the annual meeting to another time and/or place, for the purpose of soliciting additional proxies or otherwise. No proxy with instructions to vote against the proposal to approve the merger agreement, however, will be voted in favor of any adjournment or postponement of the annual meeting.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by:

          o giving written notice of revocation to the Secretary of Ridgewood Financial;

          o    properly  submitting a duly executed  proxy bearing a later date;
               or

          o    voting in person at the special meeting.

         All written notices of revocation and other communications with respect to the revocation of proxies should be addressed to MaryEllen Nicosia, Secretary, 1124 East Ridgewood Avenue, Ridgewood, New Jersey. A shareholder whose shares are held in street name should follow the instructions of his or her broker regarding revocation of proxies. A proxy appointment will not be revoked by the death or incapacity of the shareholder executing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Secretary of Ridgewood Financial or other person responsible for tabulating votes on behalf of Ridgewood Financial.

         Proxy Solicitation Costs. In addition to this mailing, Ridgewood's directors, officers and employees may also solicit proxies personally, or by telephone, or by other forms of communication. Ridgewood Financial may also retain a professional proxy solicitation firm to assist in the solicitation of proxies. For this service, Ridgewood Financial would pay a fee of up to $4,000 plus expenses to help with the solicitation. Ridgewood Financial will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

               ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING

Principal Holders

         Persons and groups owning in excess of 5% of the common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of May 3, 2001, persons or groups who own more than 5% of the common stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock as of May 3, 2001. The ownership of all directors and named executive officers as a group is presented under the caption "Election of Directors."

                                                                  Percent of
                                                                  Shares of
                                         Amount and Nature of    Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership    Outstanding (%)
------------------------------------     --------------------    ---------------

Ridgewood Financial, MHC
1124 East Ridgewood Avenue
Ridgewood, New Jersey                           1,685,400              53.0

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the 1934 Act requires Ridgewood Financial's officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership of the common stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to Ridgewood Financial. Ridgewood Financial is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its common stock. Ridgewood Financial believes that the Section 16(a) filing requirements applicable to its officers and directors were substantially complied with during the 2000 fiscal year.

Election of Directors

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of Ridgewood Financial for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of nine members, each of whom serve as a director of Ridgewood Financial, MHC and Ridgewood Savings Bank. Three directors will be elected at the Meeting to serve for a three-year term or until a successor has been elected and qualified. If the merger with Boiling Springs is completed, their directors will serve until that time.

         Robert S. Monteith, John J. Repetto, and Paul W. Thornwall (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of Ridgewood Savings Bank, the expiration date of their current term as a director, and the number and percentage of shares of the common stock beneficially owned. Beneficial ownership of directors and named executive officers of Ridgewood Financial, as a group, is also shown in this table.

                                                                                        Shares of
                                                                                          Common
                                                                                          Stock
                                                      Year First         Current       Benefically
                                                      Elected or          Term         Owned as of         Percent
                 Name and Title                      Appointed (1)      to Expire      May 3, 2001        Owned (%)
-------------------------------------------------    -------------      ---------      -----------        ---------
                                          NOMINEES FOR TERMS EXPIRING IN 2004

Robert S. Monteith                                       1981             2001            1,500                 *
Director

John J. Repetto                                          1975             2001            1,428                 *
Director

Paul W. Thornwall                                        1995             2001           12,239(2)              *
Director
                                            DIRECTORS CONTINUING IN OFFICE

Nelson Fiordalisi                                        1987             2002           32,134(3)              1.0
Director, Executive Vice President
  and Chief Operating Officer

Bernard J. Hoogland                                      1992             2002           16,300(2)              *
Director

John Kandravy                                            1995             2002            3,000                 *
Director

Michael W. Azzara                                        1989             2003            3,300(2)              *
Director

Jerome Goodman                                           1989             2003           31,171                 *
Director

Susan E. Naruk                                           1991             2003           32,039                 1.0
Director, President and
Chief Executive Officer

                                     NAMED EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

John Scognamiglio
Senior Vice President and
Chief Financial Officer                                   --               --            29,684                 *

All directors and named executive officers
of Ridgewood Financial as a group
(ten persons)                                                                           162,795(2)(3)           5.1

-----------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank became directors of Ridgewood Financial upon its incorporation in July 1998.
(2) Excludes 119,568 shares of common stock held under the ESOP for which the individual serves as a member of the ESOP Committee. Such individuals disclaim beneficial ownership of the shares held in a fiduciary capacity.
(3) Includes 500 shares in the name of a partnership for which Mr. Fiordalisi is a principal. Mr. Fiordalisi disclaims beneficial ownership.
*        Less than 1% of the outstanding common stock.

         The business experience of each director and executive officer is set forth below. All directors and executive officers have held their present position for at least five years, except as otherwise indicated.

         Robert S. Monteith, 76, is the past President of Ridgewood Savings Bank and is now retired. He is a member of the board of associates of Sacred Heart Hospital, Allentown, Pennsylvania.

         John J. Repetto, 76, is the Real Estate Manager for Marron Enterprises in Ho-Ho-Kus, New Jersey.

         Paul W. Thornwall, 60, is an attorney and owner of the Thornwall Law Firm in Glen Rock, New Jersey. He is the past president of the Ridgewood Rotary Club.

         Nelson Fiordalisi, 53, is the Executive Vice President and Chief Operating Officer of Ridgewood Savings Bank. He is a trustee, past president and co-founder of the Ho-Ho-Kus Education Foundation, a member of the Ho-Ho-Kus 300th Anniversary Committee, the Ho-Ho-Kus Chamber of Commerce, and Treasurer of the New York/New Jersey Chapter of the Financial Managers Society.

         Bernard J. Hoogland, 57, is the Vice President of Ridgewood Associates, a securities firm in Paramus, New Jersey.

         John Kandravy, 65, is an attorney and a Partner in Drinker Biddle & Shanley LLP in Florham Park, New Jersey. He is a trustee and the Vice Chairman of The Valley Hospital, a trustee of Valley Health System, Inc. and a trustee of The Forum School. Mr. Kandravy is also a trustee and the Chairman and President of The Forum School Foundation and a trustee of Children's Aid and Family Services, Inc.

         Michael W. Azzara, 53, is the President of Valley Health System in Paramus, New Jersey. He is also a member of the board of directors of Princeton Insurance Co. and Health Care Insurance Co.

         Jerome Goodman, 64, is a Certified Public Accountant and a Partner of Flackman, Goodman & Potter PA in Ridgewood, New Jersey.

         Susan E. Naruk, 47, has been the President and Chief Executive Officer of Ridgewood Savings Bank since 1991. Previously, she was a senior vice president with Warwick Savings Bank. Ms. Naruk began her banking career as a lending officer in the national banking group of Citibank, N.A. and served as a vice president and team leader in corporate banking for Chase Manhattan Bank, N.A. She is a member of the board of trustees of the YWCA of Bergen County and a trustee of Bankers Cooperative Group. She is a past President of Northern New Jersey Savings League and has served on the board of governors of the New Jersey League of Community and Savings Bankers and as a trustee of West Bergen Mental Health Care.

Executive Officers Who Are Not Directors

         Jean M. Miller, 54, is a Senior Vice President and the Chief Lending Officer of Ridgewood Savings Bank. Ms. Miller is a member of the International Credit Council and the Ridgewood Chamber of Commerce.

         John Scognamiglio, 45, is a Senior Vice President and the Chief Financial Officer of Ridgewood Savings Bank. Mr. Scognamiglio is a member of the Financial Managers Society.

Meetings and Committees of the Board of Directors

         During 2000, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of December 31, 2000, Ridgewood Financial had a Nominating Committee, a Personnel (Compensation), and an Audit Committee.

         The Nominating Committee consists of directors Fiordalisi, Hoogland and Kandravy. The committee presents its recommendations of nominees for directors to the full Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by Ridgewood Financial not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Notice to Ridgewood Financial of such nominations must include certain information required pursuant to Ridgewood Financial Bylaws. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Personnel (Compensation) Committee consists of Directors Azzara, Hoogland, Naruk and Thornwall. The committee meets at least annually to review the performance and remuneration of the officers and employees of Ridgewood Savings Bank. Ms. Naruk does not participate in matters involving her compensation. The committee met three times during the fiscal year.

         The Audit Committee consists of Directors Goodman, Kandravy, Monteith and Thornwall. The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the Nasdaq as to independence, financial literacy and experience. The responsibility of the Audit Committee are set forth in the charter of the Audit Committee, attached as an Appendix to this proxy statement. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining Ridgewood Financial's audit program. The Audit Committee also meets with Ridgewood Financial's independent accountants, KPMG LLP, to discuss the results of the annual audit and any related matters. At December 31, 2000, total audit fees (which includes fees for quarterly review services) were approximately $83,500. Additionally, fees for tax preparation and other non-audit services totaled $33,050. All such services were performed by KPMG LLP. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining KPMG LLP's independence.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss matters that might affect the financial statements, internal controls or other financial aspects of the operations of Ridgewood Financial. The Audit Committee met five times during the fiscal year ended December 31, 2000.

Audit Committee Report

         Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statements with the management of Ridgewood Financial.

         Review of Financial Statements and Other Matters with Independent Auditors

         The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

         Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Ridgewood Financial's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Jerome Goodman - Chairman
                  John Kandravy
                  Robert S. Monteith
                  Paul W. Thornwall

Director and Executive Officer Compensation

         Director Compensation

         During 2000, each non-employee director was paid a monthly fee of $1,350. Each non-employee director member of the loan review committee and the property inspection committee was paid $50 per respective committee meeting attended. Directors are not paid a fee for attending any other committee meetings and are not paid any additional fee for attending Ridgewood Financial's board meetings. For the year ended December 31, 2000, total fees paid by Ridgewood Savings Bank to directors were approximately $173,000. Such fees include life and health insurance premiums for certain directors.

         Ridgewood Savings Bank has maintained a Directors Consultant and Retirement Plan ("DRP") since 1998. The DRP provides retirement benefits to directors following retirement after age 60 and completion of at least 10 years of service. If a director agrees to become a consulting director to Ridgewood Savings Bank upon retirement, he or she will receive a monthly payment equal to between 50% and 80% of the board fees in effect at the date of retirement for a period of 120 months; such level of benefits is based upon years of prior service as of the retirement date (i.e., 50% with 10-15 years, 60% with up to 20 years, 70% with up to 25 years and 80% with more than 25 years of service). Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 10 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. During 2000, Ridgewood Savings Bank made no payments to directors under the DRP.

         Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Ridgewood Financial's Chief Executive Officer and executive officers who received total cash compensation
(salary and bonus) in excess of $100,000, for each of the three years in the period ended December 31, 2000.


                                         Annual Compensation
                                       -----------------------
                                                                   All Other
Name and Principal Position      Year   Salary ($)   Bonus ($)  Compensation ($)
---------------------------      ----   ----------   ---------  ----------------

Susan E. Naruk, President        2000     170,125      20,000      59,681(1)
and Chief Executive Officer      1999     157,725          --      64,438
                                 1998     163,461      25,500      37,036

Nelson Fiordalisi, Executive     2000     120,221      12,000      27,446(2)
Vice President and Chief         1999     117,240          --      23,396
Operating Officer                1998     117,447      15,500      15,243

John Scognamiglio, Senior        2000      95,862       8,000      26,127(3)
Vice President and Chief         1999      95,737          --      23,286
Financial Officer                1998      95,331      13,500      16,677

--------------------
(1) Consists of $11,673, reflecting an allocation of 1,377 shares (cost basis of $8.50 per share) of common stock under the ESOP, a matching contribution by Ridgewood Savings Bank of $3,541 under the 401K plan, and an accrual by Ridgewood Savings Bank of $44,467 under the supplemental retirement plan. At December 31, 2000, the shares allocated under the ESOP had an aggregate market value of approximately $24,000.
(2) Consists of $9,161 reflecting an allocation of 1,080 shares (cost basis of $8.50 per share) of common stock under the ESOP, a matching contribution by Ridgewood Savings Bank of $2,662 under the 401K plan, and an accrual by Ridgewood Savings Bank of $15,623 under the supplemental retirement plan. At December 31, 2000, the shares allocated under the ESOP had an aggregate market value of approximately $19,000.
(3) Consists of $7,225 reflecting an allocation of 852 shares (cost basis of $8.50 per share) of common stock under the ESOP, a matching contribution by Ridgewood Savings Bank of $2,086 under the 401K plan, and an accrual by Ridgewood Savings Bank of $16,816 under the supplemental retirement plan. At December 31, 2000, the shares under the ESOP had an aggregate market value of approximately $15,000.

          Employment Agreements. Ridgewood Savings Bank entered into an employment agreement with Ms. Naruk for a term of three years. The agreement is terminable by us for "just cause" as defined in the agreement. If Ridgewood Savings Bank terminates Ms. Naruk without just cause, she will be entitled to a continuation of her salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of Ridgewood Savings Bank or Ridgewood Financial, Ms. Naruk will be paid a lump sum amount equal to 2.999 times her five year average annual taxable cash compensation. If a payment had been made under the agreement as of December 31, 2000, the payment would have equaled approximately $506,000. The agreement may be renewed annually by Ridgewood

Savings Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Ms. Naruk shall become disabled during the term of the agreement, she shall continue to receive payment of 100% of the base salary for a period of 6 months and 50% of such base salary for an additional six months. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for Ridgewood Savings Bank's employees. A similar agreement was entered into for Mr. Fiordalisi for a term of two years. Payment to such individual upon a change in control is limited to 200% of the average annual compensation over the prior 36 month taxable compensation period. In the event of a change of control as of December 31, 2000, Mr. Fiordalisi would have received approximately $244,000.

         Ridgewood Savings Bank maintains a supplemental executive retirement plan ("SERP") for the benefit of Ridgewood Savings Bank's senior officers, including Ms. Naruk and Messrs. Fiordalisi and Scognamiglio. The SERP provides that the participant may receive additional retirement income in addition to benefits payable under Ridgewood Savings Bank's defined benefit pension plan. Benefits under the SERP are calculated as 60% of the final three year average earnings upon retirement at age 65, reduced by benefits payable under Ridgewood Savings Bank's defined benefit pension plan and social security benefits. Benefits payable prior to age 65 will be reduced by 1% per month of early retirement. Benefits vest following attainment of age 55 and 10 years of service with Ridgewood Savings Bank, or upon death or disability and attainment of age
55. Upon a termination of employment following a change in control, the participant will be presumed to have attained not less than the minimum retirement age and years of service under the SERP. For the fiscal year ended December 31, 2000, Ms. Naruk and Messrs. Fiordalisi and Scognamiglio had accrued SERP benefits of approximately $133,000, $45,601, and $45,520, respectively.

Certain Relationships and Related Transactions

         Ridgewood Savings Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with Ridgewood Savings Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

Ratification of Appointment of Accountants

         KPMG LLP were our independent public accountants for the 2000 fiscal year. Our Board of Directors intends to renew its arrangement with KPMG LLP to be its independent accountants for the fiscal year ended December 31, 2001, subject to ratification by our shareholders. A representative of KPMG LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the independent accountants requires the approval of a majority of the votes cast by our stockholders at the meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP, as our independent accountants for the fiscal year ending December 31, 2001.

                          FUTURE STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in our proxy statement for the annual meeting of stockholders to be held in 2002, if the merger with Boiling Springs is not consummated, all stockholder proposals must be submitted to the Secretary at our office, 1124 East Ridgewood Avenue, Ridgewood, New Jersey, on or before December 2, 2001. Under the Certificate of Incorporation, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in our proxy statement must be submitted to the Secretary, at the address set forth above, no later than March 1, 2002.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that are likely to be brought before the meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

                                   FORM 10-KSB

A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, RIDGEWOOD FINANCIAL, INC., 1124 EAST RIDGEWOOD AVENUE, RIDGEWOOD, NEW JERSEY 07450.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/MaryEllen Nicosia
                                           -------------------------------------
                                           MaryEllen Nicosia
                                           Secretary

Ridgewood, New Jersey
May 7, 2001

                                   APPENDIX A


                                MERGER AGREEMENT

                          AGREEMENT AND PLAN OF MERGER

                                 By and Between

                          BOILING SPRINGS SAVINGS BANK

                                       And

                             BOILING SPRINGS BANCORP

                                       And

                              BOILING SPRINGS, MHC

                                       And

                      RIDGEWOOD SAVINGS BANK OF NEW JERSEY

                                       And

                            RIDGEWOOD FINANCIAL, INC.

                                       And

                            RIDGEWOOD FINANCIAL, MHC



                          Dated as of December 14, 2000

                          AGREEMENT AND PLAN OF MERGER

                                                    ARTICLE I
                                              CERTAIN DEFINITIONS

         Section 1.01      Definitions...........................................................................A-2

                                                    ARTICLE II
                                          THE MERGER AND RELATED MATTERS
         Section  2.01     Effects of Merger; Surviving Institutions............................................A-6
         Section  2.02     Conversion and Cancellation of Shares; Effect on Depositors..........................A-7
         Section  2.03     Exchange Procedures..................................................................A-8

                                                    ARTICLE III
                                         REPRESENTATIONS AND WARRANTIES OF
                             RIDGEWOOD SAVINGS, RIDGEWOOD FINANCIAL AND RIDGEWOOD MHC

         Section 3.01      Organization........................................................................A-10
         Section 3.02      Capitalization......................................................................A-11
         Section 3.03      Authority; No Violation.............................................................A-12
         Section 3.04      Consents............................................................................A-13
         Section 3.05      Financial Statements................................................................A-13
         Section 3.06      Taxes...............................................................................A-14
         Section 3.07      No Material Adverse Effect..........................................................A-14
         Section 3.08      Contracts...........................................................................A-14
         Section 3.09      Ownership of Property; Insurance Coverage...........................................A-15
         Section 3.10      Legal Proceedings...................................................................A-16
         Section 3.11      Compliance With Applicable Law......................................................A-16
         Section 3.12      ERISA.  ............................................................................A-17
         Section 3.13      Brokers, Finders and Financial Advisors.............................................A-19
         Section 3.14      Environmental Matters. .............................................................A-19
         Section 3.15      Loan Portfolio......................................................................A-20
         Section 3.16      Information to be Supplied..........................................................A-21
         Section 3.17      Securities Documents................................................................A-21
         Section 3.18      Related Party Transactions..........................................................A-21
         Section 3.19      Schedule of Termination Benefits....................................................A-22
         Section 3.20      Deposits............................................................................A-22
         Section 3.21      Fairness Opinion....................................................................A-22
         Section 3.22      Antitakeover Provisions Inapplicable; Required Vote of Stockholders.................A-22
         Section 3.23      Derivative Transactions.............................................................A-22
         Section 3.24      Notice of Termination of Provident Agreement........................................A-22



                                                    ARTICLE IV
                                 REPRESENTATIONS AND WARRANTIES OF BOILING SPRINGS
         Section 4.01      Organization........................................................................A-23
         Section 4.02      Authority; No Violation.............................................................A-23
         Section 4.03      Consents............................................................................A-24
         Section 4.04      Compliance With Applicable Law......................................................A-25
         Section 4.05      Information to be Supplied..........................................................A-25
         Section 4.06      Financing...........................................................................A-25
         Section 4.07      Regulatory Approvals................................................................A-25
         Section 4.08      Legal Proceedings...................................................................A-26
         Section 4.09      Boiling Springs  Financial Statements...............................................A-26
         Section 4.10      Boiling Springs  Benefit Plans......................................................A-26
         Section 4.11      Absence of Certain Changes..........................................................A-27

                                                     ARTICLE V
                                             COVENANTS OF THE PARTIES

         Section 5.01      Conduct of Ridgewood's Business.....................................................A-27
         Section 5.02      Access; Confidentiality.............................................................A-30
         Section 5.03      Regulatory Matters and Consents.....................................................A-31
         Section 5.04      Taking of Necessary Action..........................................................A-32
         Section 5.05      Certain Agreements..................................................................A-33
         Section 5.06      No Other Bids and Related Matters...................................................A-34
         Section 5.07      Duty to Advise; Duty to Update the Ridgewood
                           Disclosure Schedules................................................................A-35
         Section 5.08      Conduct of Boiling Springs 's Business..............................................A-36
         Section 5.09      Board and Committee Minutes. .......................................................A-36
         Section 5.10      Undertakings by the Parties.........................................................A-36
         Section 5.11      Employee and Termination Benefits; Directors and Management.........................A-39
         Section 5.12      Duty to Advise; Duty to Update Boiling Springs'
                           Disclosure Schedules. ..............................................................A-43

                                                    ARTICLE VI
                                                    CONDITIONS

         Section 6.01      Conditions to Obligations of Ridgewood Under this Agreement.........................A-43
         Section 6.02      Conditions to the Obligations of Boiling Springs
                           Under this Agreement. ..............................................................A-44

                                                    ARTICLE VII
                                         TERMINATION, WAIVER AND AMENDMENT

         Section 7.01      Termination.........................................................................A-45
         Section 7.02      Effect of Termination...............................................................A-46


                                                   ARTICLE VIII
                                                   MISCELLANEOUS

         Section 8.01      Expenses............................................................................A-47
         Section 8.02      Non-Survival of Representations and Warranties......................................A-48
         Section 8.03      Amendment, Extension and Waiver. ...................................................A-48
         Section 8.04      Entire Agreement....................................................................A-48
         Section 8.05      No Assignment.......................................................................A-48
         Section 8.06      Notices.............................................................................A-48
         Section 8.07      Captions............................................................................A-49
         Section 8.08      Counterparts........................................................................A-49
         Section 8.09      Severability........................................................................A-50
         Section 8.10      Governing Law.......................................................................A-50
         Section 8.11      Specific Performance................................................................A-50


Exhibits: (Exhibits Omitted)

         Exhibit A         Form of merger agreement relating to the Mid-Tier Merger
         Exhibit B         Form of merger agreement relating to Bancorp and Ridgewood
                           Financial.
         Exhibit C         Form of merger agreement relating to the MHC Merger
         Exhibit D         Form of merger agreement  relating to the Bank Merger
         Exhibit E         Form of Ridgewood Voting  Agreement
         Exhibit 6.1       Form of Opinion of Counsel for Boiling Springs
         Exhibit 6.2       Form of Opinion of Counsel for Ridgewood


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December 14, 2000, is by and between (i) Boiling Springs Savings Bank, a New Jersey chartered savings bank ("Bank"), Boiling Springs Bancorp ("Bancorp"), the parent corporation of Bank, Boiling Springs, MHC ("MHC"), the mutual savings bank holding company of the Bank and the parent company of Bancorp, and (ii) Ridgewood Savings Bank of New Jersey, a New Jersey chartered savings bank ("Ridgewood Savings"), Ridgewood Financial, Inc., a New Jersey chartered corporation ("Ridgewood Financial"), and Ridgewood Financial, MHC, a New Jersey chartered mutual savings bank holding company ("Ridgewood MHC"). Each of Bank, Bancorp, MHC, Ridgewood Savings, Ridgewood Financial and Ridgewood MHC is sometimes individually referred to herein as a "party," and Bank, Bancorp, MHC, Ridgewood Savings, Ridgewood Financial and Ridgewood MHC are sometimes collectively referred to herein as the "parties."

                                    RECITALS

         1. Boiling Springs Savings Bank is a stock savings bank with its principal offices located in Rutherford, New Jersey, and Bancorp is its parent company and MHC is Bancorp's parent company and the mutual holding company for Bank;.

         2. Ridgewood MHC owns a majority of the outstanding capital stock of Ridgewood Financial, which owns all of the outstanding capital stock of Ridgewood Savings. Each of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC has its principal offices in Ridgewood, New Jersey.

         3. The Boards of Directors of the respective parties deem it advisable and in the best interests of the parties, including the depositors of Bank and Ridgewood Savings, and the stockholders of Ridgewood Financial, for the following merger transactions: (i) Ridgewood Financial will merge with Bancorp Merger Sub (a wholly owned subsidiary of Bancorp), with Ridgewood Financial as the surviving entity; (ii) Ridgewood MHC will merge with MHC, with MHC as the surviving entity; (iii) Ridgewood Financial will merge or consolidate with Bancorp, with Bancorp as the surviving entity, (iv) Ridgewood Savings will merge with and into Bank, with Bank as the surviving institution, and Bank will remain a subsidiary of Bancorp, (v) concurrently with steps (i) through (iv), 100% of the outstanding shares of Ridgewood Financial Common Stock previously held by stockholders other than Ridgewood MHC will be canceled and exchanged for a payment of $18 per share cash paid by Bancorp or Bancorp Merger Sub pursuant to the terms of this Agreement; (vi) as a result of the foregoing, the interests of Ridgewood Savings' depositors in Ridgewood MHC shall cease to exist and will be converted into interests of the same nature in MHC.

         4. The parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.

         In consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         Section 1.01 Definitions. Except as otherwise provided herein, as used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate"  means, with respect to any Person, any Person who directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control of, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

                  "Agreement" means this agreement, and any amendment or supplement hereto, which constitutes a "plan of merger" between Bank, Bancorp, MHC, Ridgewood MHC, Ridgewood Financial and Ridgewood Savings.

                  "Applications" means the applications to be filed with the appropriate Regulatory Authorities requesting approval or nonobjection of the transactions described in this Agreement.

                  "Bancorp Merger Sub" means a wholly owned subsidiary of Bancorp to be incorporated to facilitate the merger of Ridgewood Financial.

                  "Bank" means Boiling Springs Savings Bank, a New Jersey chartered stock savings bank.

                  "Banking Act" means the New Jersey Banking Act of 1948, as amended, N.J.S.A. Chapter 9A.

                  "Bank Merger" means the merger of Ridgewood Savings with and into Bank, with Bank as the surviving institution.

                  "Bank Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Bank, except any corporation the stock of which is held as security by Bank in the ordinary course of its lending activities.

                  "BHCA" means the Bank Holding Company Act of 1956, as amended.

                  "Boiling Springs" means the Bank, the Bancorp, the MHC and/or any direct or indirect Subsidiary of such entities.

                  "Boiling Springs Disclosure Schedules" means the Disclosure Schedules delivered by Boiling Springs to Ridgewood pursuant to Article III of this Agreement.

                  "Boiling Springs Financials" means the audited consolidated financial statements of Bancorp as April 30, 2000 and 1999 and for the three years ended April 30, 2000, including the notes thereto.

                  "Closing Date" means the date determined by Boiling Springs, in consultation with and upon no less than five (5) days prior written notice to Ridgewood Financial, but in no event later than fifteen (15) days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which the parties shall mutually agree.

                  "Department" means the New Jersey Department of Banking and Insurance.

                  "Dissenters' Shares" means shares of Ridgewood Financial Common Stock that have not been voted in favor of approval of the Merger and with respect to which appraisal rights, if any, have been perfected in accordance with New Jersey law, in the event that holders of Ridgewood Financial Common Stock are accorded dissenters' rights under the Banking Act.

                  "Environmental Law" means any Federal or state law, statute, rule, regulation, code, order, judgment, decree, injunction, common law or agreement with any Federal or state governmental authority relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (ii) human health or safety, or (iii) exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, hazardous substances, in each case as amended and now in effect.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

                  "Exchange Agent" means the third party entity selected by Boiling Springs and reasonably acceptable to Ridgewood, as provided in
         Section 2.03(a) of this Agreement.

                  "FDIA" means the Federal Deposit Insurance Act, as amended.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "FHLB" means the Federal Home Loan Bank.

                  "FRB" means the Board of Governors of the Federal Reserve System.

                  "GAAP" means generally accepted accounting principles as in effect at the relevant date and consistently applied.

                  "Hazardous  Material"  means  any  substance  (whether  solid, liquid or gas) which is detrimental to human health or safety or to the environment, currently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

                  "IRC" means the Internal Revenue Code of 1986, as amended.

                  "IRS" means the Internal Revenue Service.

                  "Loan  Property"  shall have the meaning given to such term in
         Section 3.14(b) of this Agreement.

                  "Material Adverse Effect" shall mean, with respect to Boiling Springs or Ridgewood Financial, any adverse effect on its assets, financial condition or results of operations which is material to its assets, financial condition or results of operations on a consolidated basis, except for any material adverse effect caused by (i) any change in the value of the assets of Boiling Springs or Ridgewood Financial resulting from a change in interest rates generally, (ii) any individual or combination of changes occurring after the date hereof in any Federal or state law, rule or regulation or in GAAP, which change(s) affect(s) financial institutions generally, or (iii) expenses incurred in connection with this Agreement and the transactions contemplated thereby.

                  "Merger" shall mean collectively the MHC Merger, the Mid-Tier Merger, the Bank Merger and any other mergers by interim corporate entities necessary to effectuate the transactions contemplated by this Agreement.

                  "Merger Effective Date" means the date upon which the Merger agreements and certifications are filed with the Department, in accordance with N.J.S.A. 19:A-137.

                  "Merger  Consideration"  has the meaning given to that term in
         Section 2.02(a) of this Agreement.

                  "MHC Merger" means the merger of the Ridgewood MHC with and into MHC with MHC as the surviving entity.

                  "Mid-Tier Merger" means the merger of Ridgewood Financial with and into Bancorp Merger Sub with Ridgewood Financial as the surviving entity. Immediately thereafter, Ridgewood Financial shall merge with and into Bancorp with Bancorp as the surviving entity.

                  "Participation Facility" shall have the meaning given to such term in Section 3.14(b) of this Agreement.

                  "Person" means any individual, corporation, partnership, joint venture, association, trust or "group" (as that term is defined under the Exchange Act).

                  "Proxy Statement" means the proxy statement together with any supplements thereto to be transmitted to holders of Ridgewood Financial Common Stock and, if required by any Regulatory Authority, any proxy statement together with any supplements thereto to be transmitted by Ridgewood MHC to the depositors of Ridgewood in connection with the transactions contemplated by this Agreement.

                  "Regulatory  Agreement"  has the meaning given to that term in
         Section 3.11 of this Agreement.

                  "Regulatory Authority" or "Regulatory Authorities" means any agency or department of any Federal or state government, including without limitation the Department, FRB, the FDIC, the SEC and the respective staffs thereof.

                  "Ridgewood"   means   Ridgewood  MHC,   Ridgewood   Financial,
         Ridgewood Savings and/or any direct or indirect Subsidiary of such entities.

                  "Ridgewood   Disclosure   Schedules"   means  the   Disclosure
         Schedules delivered by Ridgewood to Boiling Springs pursuant to Article III of this Agreement.

                  "Ridgewood Employee Plan" has the meaning given to that term in Section 3.12 of this Agreement.

                  "Ridgewood Financial" means Ridgewood Financial, Inc., a New Jersey corporation.

                  "Ridgewood Financials" means (i) the audited consolidated financial statements of Ridgewood Financial as of December 31, 1998 and 1999 and for the three years ended December 31, 1999, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of Ridgewood Financial as of each calendar quarter following December 31, 1999 included in Securities Documents filed by Ridgewood Financial.

                  "Ridgewood Financial Common Stock" means the common stock of Ridgewood Financial described in Section 3.02(a).

                  "Ridgewood MHC" means Ridgewood Financial, MHC, a New Jersey chartered mutual savings bank holding company.

                  "Ridgewood Pension Plan" has the meaning given to that term in
         Section 3.12 of this Agreement.

                  "Ridgewood Regulatory Reports " means the FDIC Call Reports of Ridgewood Savings and accompanying schedules, as filed with the FDIC for each calendar quarter beginning with the quarter ended March 31, 1998, through the Closing Date, and all Annual, Quarterly and Current Reports filed with the FRB by Ridgewood Financial or Ridgewood MHC from March 31, 1998 through the Closing Date.

                  "Ridgewood Savings" means Ridgewood Savings Bank of New Jersey, a New Jersey chartered stock savings bank.

                  "Ridgewood Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Ridgewood Financial, and includes Ridgewood Savings, except that it does not include any corporation the stock of which is held in the ordinary course of the lending activities of Ridgewood Savings.

                  "Rights"  means   warrants,   options,   rights,   convertible
         securities and other capital stock equivalents which obligate an entity to issue its securities.

                  "Ryan Beck" means Ryan Beck & Co., Inc., the financial advisor to Ridgewood in connection with the transactions provided for in this Agreement.

                  "SAIF" means the Savings Association Insurance Fund, as administered by the FDIC.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

                  "Securities Documents" means all registration statements, schedules, statements, forms, reports, proxy material, and other documents required to be filed under the Securities Laws.

                  "Securities Laws" means the Securities Act and the Exchange Act and the rules and regulations promulgated from time to time thereunder.

                  "Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held as security by either Boiling Springs or Ridgewood, as the case may be, in the ordinary course of its lending activities.


                                   ARTICLE II
                         THE MERGER AND RELATED MATTERS

         Section 2.01 Effects of Merger; Surviving Institutions. On the Merger Effective Date the Merger will be effected as follows:

         (a) The Mid-Tier Merger. Ridgewood Financial shall merge with and into Bancorp Merger Sub with Ridgewood Financial as the surviving entity. Ridgewood Financial and Bancorp Merger Sub shall enter into the Plan of Corporate Merger substantially in the form of Exhibit A hereto. Immediately thereafter, Ridgewood Financial shall merge with and into Bancorp with Bancorp as the surviving entity in accordance with an agreement substantially in the form of Exhibit B hereto.

         (b) The MHC Merger. Ridgewood MHC shall merge with and into MHC with MHC as the surviving entity. The separate existence of Ridgewood MHC shall cease, and all of the property (real, personal and mixed), rights, powers and duties and obligations of Ridgewood MHC shall be taken and deemed to be transferred to and vested in MHC, as the surviving entity in the MHC Merger, without further act or deed, all in accordance with the applicable laws of the State of New Jersey, and regulations of the Department. Ridgewood MHC and MHC shall enter into the MHC Merger Agreement substantially in the form of Exhibit C hereto.

         (c) The Bank Merger. Ridgewood Savings shall merge with and into Bank, with Bank as the surviving institution (the "Bank Merger"). The Bank Merger shall be effected pursuant to the Bank Merger Agreement substantially in the form of Exhibit D hereto. As a result of the Bank Merger, the existence of Ridgewood Savings shall cease and Bank shall be the surviving association and continue its existence as a savings bank under the laws of the State of New Jersey.

         (d) Modification of Structure. Notwithstanding any provision of this Agreement to the contrary, Boiling Springs may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions described in (a) through (c) above, and the parties shall enter into such alternative transactions, so long as (i) there are no adverse tax consequences to any of the stockholders of Ridgewood Financial as a result of such modification, (ii) the Merger Consideration is not thereby changed in kind or reduced in amount because of such modification, (iii) such modification will not be likely to materially delay or jeopardize receipt of any required regulatory approvals required under Sections 6.02(d).

         Section  2.02  Conversion  and   Cancellation  of  Shares;   Effect  on
Depositors

         (a) On the Merger Effective Date and in accordance with the MHC Merger, Mid-Tier Merger and the Bank Merger:

                  (i) Each issued and outstanding share of Ridgewood Financial Common Stock (except shares held by Ridgewood MHC and except as otherwise provided in this subsection (a) of Section 2.02), shall cease to be outstanding, shall cease to exist and (except to the extent there are dissenters' rights and in such case with respect to shares as to which the holder(s) seeks and perfects dissenters rights of appraisal) shall be converted into the right to receive $18.00 in cash (the "Merger Consideration")

                  (ii) the interests of depositors of Ridgewood Savings in Ridgewood MHC will be converted into interests of the same nature in the MHC (the "Depositor Conversion").

         (b) Any shares of Ridgewood Financial Common Stock which are owned or held by either party hereto or any of their respective Subsidiaries (other than in a fiduciary capacity or in connection with debts previously contracted) at the Merger Effective Date shall cease to exist, the certificates for such shares shall be canceled as promptly as practicable, such shares shall not be converted into the Merger Consideration, and no cash shall be issued or exchanged therefor.

         (c) The holders of certificates representing shares of Ridgewood Financial Common Stock (any such certificate being hereinafter referred to as a "Certificate") shall cease to have any rights as stockholders of Ridgewood Financial.

         (d) Bancorp or Bancorp Merger Sub shall pay for any Dissenters' Shares in accordance with New Jersey law and the holders thereof shall not be entitled to receive the Merger Consideration; provided, that if appraisal rights under New Jersey law with respect to any Dissenters' Shares shall have been effectively withdrawn or lost, such shares will thereupon cease to be treated as Dissenters' Shares and shall be converted into the right to receive the Merger Consideration pursuant to Section 2.02(a).

         (e) As a result of the Depositor Conversion, each holder of a deposit account at Ridgewood Savings as of the effective time of the Bank Merger shall become a holder of a deposit account at the Bank with the same rights, privileges and obligations as a holder of a deposit account at the Bank at the effective time of the Bank Merger, and all deposit accounts established at Ridgewood Savings prior to the Merger Effective Date shall be deemed to have been established at the Bank on the date that they were previously established at Ridgewood Savings.

         Section  2.03 Exchange Procedures.

         (a) As promptly as practicable after the Merger Effective Date, and in any event within five business days of the Merger Effective Date, the Exchange Agent shall mail to each holder of record of an outstanding share Certificate or Certificates a Letter of Transmittal containing instructions for the surrender of the Certificate or Certificates held by such holder for payment therefor. Upon surrender of the Certificate or Certificates to the Exchange Agent in accordance with the instructions set forth in the Letter of Transmittal, such holder shall promptly receive in exchange therefor the Merger Consideration, without interest thereon. Approval of this Agreement by the stockholders of Ridgewood Financial shall constitute authorization for Bancorp to designate and appoint the Exchange Agent, which appointment shall be reasonably acceptable to Ridgewood Financial. Neither Bancorp nor the Exchange Agent shall be obligated to deliver the Merger Consideration to a former stockholder of Ridgewood Financial until such former stockholder surrenders his Certificate or Certificates or, in lieu thereof, any such appropriate affidavit of loss and indemnity agreement and bond as may be reasonably required by Bancorp.

         (b) If payment of the Merger Consideration is to be made to a person other than the person in whose name a Certificate surrendered in exchange therefor is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (c) On or prior to the Merger Effective Date, Boiling Springs shall deposit or cause to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the Ridgewood Financial stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 hereof.

         (d) The payment of the Merger Consideration upon the conversion of Ridgewood Financial Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Ridgewood Financial Common Stock.

         (e) Promptly following the date which is 12 months after the Merger Effective Date, the Exchange Agent shall deliver to Bancorp all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of Ridgewood Financial Common Stock may surrender such Certificate to Bancorp and (subject to applicable abandoned property, escheat and similar laws) receive in consideration therefor the Merger Consideration multiplied by the number of shares of Ridgewood Financial Common Stock formerly represented by such Certificate, without any interest or dividends thereon.

         (f) After the close of business on the Merger Effective Date, there shall be no transfers on the stock transfer books of Ridgewood Financial of the shares of Ridgewood Financial Common Stock which are outstanding immediately prior to the Merger Effective Date, and the stock transfer books of Ridgewood Financial shall be closed with respect to such shares. If, after the Merger Effective Date, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II.

         (g) In the event any certificate for Ridgewood Financial Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver (except as otherwise provided in Section 2.02) in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of the fact by the holder thereof, the cash to be paid in the Merger as provided for herein; provided, however, that Bancorp may, in its sole discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable sum as Bancorp may specify as indemnity against any claim that may be made against Ridgewood Financial, Bancorp or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

         (h) Bancorp is hereby authorized, with the consent of Ridgewood, to adopt additional rules and regulations with respect to the matters referred to in this Section 2.03 not inconsistent with the provisions of this Agreement and which do not adversely affect the rights of stockholders of Ridgewood Financial.

                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
            RIDGEWOOD SAVINGS, RIDGEWOOD FINANCIAL AND RIDGEWOOD MHC

         Ridgewood represents and warrants to Bancorp that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the Ridgewood Disclosure Schedules delivered to Bancorp on or prior to the date hereof, and except as to any representation or warranty which specifically relates to an earlier date. Ridgewood has made a good faith effort to ensure that the disclosure on each schedule of the Ridgewood Disclosure Schedules corresponds to the section reference herein. However, for purposes of the Ridgewood Disclosure Schedules, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

         Section 3.01 Organization.

         (a) Ridgewood MHC is a New Jersey mutual savings bank holding company duly organized, validly existing and in good standing under the laws of the State of New Jersey, and is duly registered as a bank holding company under the BHCA. Ridgewood MHC has full power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Ridgewood MHC. Except as set forth in Ridgewood Disclosure
Schedule 3.01(a), Ridgewood MHC has no subsidiary other than Ridgewood Financial and Ridgewood Savings.

         (b) Ridgewood Financial is a New Jersey corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and is duly registered as a bank holding company under the BHCA. Ridgewood Financial has the full corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect on the business, operations, assets, financial condition or prospects of Ridgewood Financial and its subsidiaries taken as a whole. Other than shares of capital stock in Ridgewood Savings and its subsidiaries, as identified below (collectively, the "Ridgewood Subsidiaries"), Ridgewood Financial does not own or control, directly or indirectly, or have the right to acquire directly or indirectly, an equity interest in any corporation, company, association, partnership, joint venture or other entity.

         (c) Ridgewood Savings is a New Jersey capital stock savings bank organized, validly existing and in good standing under the laws of the State of New Jersey. Except as set forth in Ridgewood Disclosure Schedule 3.01(c), Ridgewood Savings is the only Ridgewood Subsidiary.

The deposits of Ridgewood Savings are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Ridgewood Savings. Each Ridgewood Subsidiary is identified in Ridgewood Disclosure Schedule 3.01(c), and is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.

         (d) Ridgewood Savings is a member in good standing of the FHLB of New York and owns the requisite amount of stock therein.

         (e) Except as disclosed in Ridgewood Disclosure Schedule 3.01(g), the respective minute books of Ridgewood MHC, Ridgewood Financial, Ridgewood Savings and each Ridgewood Subsidiary accurately records, in all material respects, all material corporate actions of their respective stockholders and boards of directors (including committees) through the date of this Agreement.

         (f) Prior to the date of this Agreement, true and correct copies of the certificates of incorporation and bylaws of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC, and each Ridgewood Subsidiary, have been made available to Boiling Springs .

         Section 3.02 Capitalization.

         (a) The authorized capital stock of Ridgewood Financial consists of 10,000,000 shares of common stock, $0.10 par value ("Ridgewood Financial Common Stock"), and 5,000,000 shares of Preferred Stock, no par value (the "Ridgewood Preferred Stock"), of which 3,180,000 shares of Ridgewood Financial Common Stock are outstanding, validly issued, fully paid and nonassessable and free of preemptive rights. There are no shares of Ridgewood Financial Preferred Stock issued and outstanding. There are no shares of Ridgewood Financial Common Stock held by Ridgewood Financial as treasury stock. Neither Ridgewood Financial nor any Ridgewood Subsidiary has or is bound by any Right of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on any shares of Ridgewood Financial Common Stock, or any other security of Ridgewood Financial or any Ridgewood Subsidiary, or any securities representing the right to vote, purchase or otherwise receive any shares of Ridgewood Financial Common Stock or any other security of Ridgewood Financial, other than (i) as set forth in reasonable detail in the Ridgewood Disclosure Schedule 3.02(a).

         (b) Ridgewood MHC owns 1,685,400  shares of Ridgewood  Financial Common
Stock, free and clear of any lien or encumbrance except as set forth in Ridgewood Disclosure Schedule 3.02(b), which shares represent 53.0% of the total shares of Ridgewood Financial issued and outstanding. Except for shares of Ridgewood Financial Common Stock (and any equity interests that may be attributed to Ridgewood MHC due to its ownership of Ridgewood Financial Common Stock), Ridgewood MHC does not possess, directly or indirectly, any equity interest in any corporation.

         (c) To the best knowledge of Ridgewood Financial, no Person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act) other than Ridgewood MHC, is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of Ridgewood Financial Common Stock, except as disclosed in the Ridgewood Disclosure Schedule 3.02(c).

         (d) The authorized capital stock of Ridgewood Savings consists of 10,000,000 shares of common stock, $2.00 par value, of which 100,000 shares are issued and outstanding, validly issued, fully paid and nonassessable and free of preemptive rights. All shares of Ridgewood Savings Common Stock issued and outstanding are owned by Ridgewood Financial free and clear of any liens, encumbrances, charges, restrictions or rights of third parties of any kind whatsoever.

         Section 3.03 Authority; No Violation.

         (a) Ridgewood has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Ridgewood and the completion by Ridgewood of the transactions contemplated hereby have been duly and validly approved by the requisite vote of the Boards of Directors of Ridgewood and, except for approval of the stockholders of Ridgewood Financial and, if required, the depositors of Ridgewood Savings, no other proceedings on the part of Ridgewood are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Ridgewood; the MHC Merger has been duly and validly approved by the Board of Directors of Ridgewood MHC; the Mid-Tier Merger has been duly and validly approved by the Board of Directors of Ridgewood Financial; and the Bank Merger has been duly and validly approved by the Board of Directors of Ridgewood Savings and, subject to approval by the stockholders of Ridgewood Financial and, if required, the depositors of Ridgewood Savings and receipt of the required approvals of the Regulatory Authorities, constitutes the valid and binding obligations of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and as to Ridgewood Savings, the conservatorship or receivership provisions of the FDIA, and subject, as to enforceability, to general principles of equity.

         (b) Subject to the receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof and the compliance by Ridgewood and Boiling Springs with any conditions contained therein,

          (A)  the execution and delivery of this Agreement by Ridgewood,

          (B)  the consummation of the transactions contemplated hereby, and

          (C) compliance by Ridgewood with any of the terms or provisions hereof,

will not (i) conflict with or result in a material breach of any provision of the certificate of incorporation or bylaws of Ridgewood Financial or any Ridgewood Subsidiary or the charter and bylaws of Ridgewood MHC; (ii) to the best knowledge of Ridgewood, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Ridgewood or any of the properties or assets of Ridgewood; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Ridgewood under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Ridgewood is a party, or by which they or any of their respective properties or assets may be bound or affected, except in the case of clauses (ii) and (iii) above for violations which, individually or in the aggregate, would not have a Material Adverse Effect on Ridgewood.

         Section  3.04  Consents.  Except as set forth in  Ridgewood  Disclosure
Schedule 3.04, and except for the consents, waivers, approvals, filings and registrations from or with the Regulatory Authorities referred to in Section
5.03 hereof and compliance with any conditions contained therein, and the approval of this Agreement by the requisite vote of the stockholders of Ridgewood Financial and, if required, the depositors of Ridgewood Savings, no consents, waivers or approvals of, or filings or registrations with, any governmental authority are necessary, and, to the best knowledge of Ridgewood, no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with (a) the execution and delivery of this Agreement by Ridgewood, and (b) the completion by Ridgewood of the transactions described in this Agreement.

         Section 3.05 Financial Statements.

         (a) Ridgewood has previously made available to Boiling Springs the Ridgewood Regulatory Reports. The Ridgewood Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present, or will fairly present in all material respects, the consolidated financial position, results of operations and changes in stockholders' equity of Ridgewood Savings and Ridgewood Financial, as the case may be, as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

         (b) Ridgewood has previously made available to Boiling Springs the Ridgewood Financials. The Ridgewood Financials have been prepared in accordance with GAAP, and (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial condition, results of operations and cash flows of Ridgewood Financial and the Ridgewood Subsidiaries as of and for the respective periods ending on the dates thereof, in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated therein, or in the case of unaudited statements, as permitted by Form 10-QSB.

         (c) At the date of each balance sheet included in the Ridgewood Financials or the Ridgewood Regulatory Reports, Ridgewood Savings and Ridgewood Financial did not have, and will not have, any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Ridgewood Financials or Ridgewood Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

         Section 3.06 Taxes. Ridgewood Financial and the Ridgewood Subsidiaries are members of the same affiliated group within the meaning of IRC Section 1504(a). Ridgewood has duly filed all Federal, state and material local tax returns required to be filed by or with respect to Ridgewood on or prior to the date hereof (all such returns being accurate and correct in all material respects) and has duly paid or has made provisions for the payment of, all material Federal, state and local taxes which have been incurred by or are due or claimed to be due from Ridgewood by any taxing authority or pursuant to any written tax sharing agreement on or prior to the date hereof other than taxes or other charges which (i) are not delinquent, (ii) are being contested in good faith, or (iii) have not yet been fully determined. Except as set forth in Ridgewood Disclosure Schedule 3.06, as of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of Ridgewood, and no claim has been made by any authority in a jurisdiction where Ridgewood does not file tax returns that Ridgewood is subject to taxation in that jurisdiction. Except as set forth in Ridgewood Disclosure Schedule 3.06, Ridgewood has not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. Ridgewood has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or stockholder, and Ridgewood has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the IRC and similar applicable state and local information reporting requirements.

         Section 3.07. No Material Adverse Effect. Ridgewood has not suffered any Material Adverse Effect since December 31, 1999.

         Section 3.08.  Contracts.

         (a) Except as set forth in Ridgewood Disclosure Schedule 3.08(a), Ridgewood is not a party to or subject to: (i) any employment, consulting or severance contract or material arrangement with any past or present officer, director or employee of Ridgewood except for "at will" arrangements; (ii) any plan, material arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of Ridgewood; (iii) any collective bargaining agreement with any labor union relating to employees of Ridgewood; (iv) any agreement which by its terms limits the payment of dividends by Ridgewood Savings or Ridgewood Financial; (v) any instrument evidencing or related to material indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which Ridgewood is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, repurchase agreements, bankers' acceptances, advances from the FHLB of New York, and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to Boiling Springs; or (vi) any contract (other than this Agreement) limiting the freedom, in any material respect, of Ridgewood to engage in any type of banking or bank-related business in which Ridgewood is permitted to engage under applicable law as of the date of this Agreement.

         (b) True and correct copies of agreements, plans, contracts, arrangements and instruments referred to in Section 3.08(a), have been made available to Boiling Springs on or before the date hereof, are listed in and attached to Ridgewood Disclosure Schedule 3.08(a) and are in full force and effect on the date hereof, and Ridgewood (nor, to the knowledge of Ridgewood, any other party to any such contract, plan, arrangement or instrument) has not materially breached any provision of, or is in default in any respect under any term of, any such contract, plan, arrangement or instrument. Except as set forth in the Ridgewood Disclosure Schedule 3.08(b), no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the execution of, and the transactions contemplated by, this Agreement. Except as set forth in Ridgewood Disclosure Schedule 3.08(b), none of the employees (including officers) of Ridgewood possesses the right to terminate his/her employment and receive or be paid (or cause Ridgewood to accrue on his/her behalf) benefits solely as a result of the execution of this Agreement or the consummation of the transactions contemplated thereby. Except as set forth in Ridgewood Disclosure Schedule 3.08(b), no plan, contract, employment agreement, termination agreement, or similar agreement or arrangement to which Ridgewood is a party or under which Ridgewood may be liable contains provisions which permit any employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder. Except as set forth in Ridgewood Disclosure Schedule 3.08(b), no such agreement, plan, contract, or arrangement: (x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of Ridgewood or upon the occurrence of a subsequent event; or (y) requires Ridgewood to provide a benefit in the form of Ridgewood Financial Common Stock or determined by reference to the value of Ridgewood Financial Common Stock, except as disclosed in Ridgewood Disclosure Schedule 3.08(b). Except as disclosed in Ridgewood Disclosure Schedule 3.08(b), no such agreement, plan or arrangement with respect to officers or directors of Ridgewood or to any of their respective employees, provides for benefits which may cause an "excess parachute payment" or the disallowance of a Federal income tax deduction under IRC Section 280G.

         Section 3.09  Ownership of Property; Insurance Coverage.

         (a) Except as disclosed in Ridgewood Disclosure Schedule 3.09, Ridgewood has good and, as to real property, marketable title to all material assets and properties owned by Ridgewood in the conduct of its business, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Ridgewood Regulatory Reports and in the Ridgewood Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheets), subject to no material encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the FHLB of New York, inter-bank credit facilities, or any transaction by Ridgewood acting in a fiduciary capacity, and (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith. Ridgewood, as lessee, has the right under valid and subsisting leases of real and personal properties used by Ridgewood in the conduct of its businesses to occupy or use all such properties as presently occupied and used by each of them. Except as disclosed in Ridgewood Disclosure Schedule 3.09, such existing leases and commitments to lease constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the notes to the Ridgewood Financials.

         (b) With respect to all material agreements pursuant to which Ridgewood has purchased securities subject to an agreement to resell, if any, Ridgewood has a lien or security interest (which to Ridgewood's knowledge is a valid, perfected first lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

         (c) Ridgewood currently maintains insurance considered by Ridgewood to be reasonable for its operations, in accordance with good business practice. Ridgewood has not received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by Ridgewood under such policies. All such insurance is valid and enforceable and in full force and effect, and within the last three years, and Ridgewood has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies. Ridgewood Disclosure Schedule 3.09 identifies all policies of insurance maintained by Ridgewood.

         Section 3.10 Legal Proceedings. Except as disclosed in Ridgewood Disclosure Schedule 3.10, Ridgewood is not a party to any, and there are no pending or, to the best of Ridgewood's knowledge, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Ridgewood, (ii) to which Ridgewood's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Ridgewood to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Ridgewood.

         Section 3.11 Compliance With Applicable Law.

         (a) Ridgewood holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its businesses under, and has complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to it, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of its business nor otherwise have a Material Adverse Effect on Ridgewood. Ridgewood, directly or indirectly, owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how and tangible or intangible proprietary information or material that are material to the business of Ridgewood.

         (b) Except as disclosed in Ridgewood Disclosure Schedule 3.11(b), Ridgewood has not received any notification or communication from any Regulatory Authority (i) asserting that Ridgewood is not in material compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Ridgewood; (iii) requiring or threatening to require Ridgewood, or indicating that Ridgewood may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any Federal or state governmental agency or authority which is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of Ridgewood, including without limitation any restriction on the payment of dividends; or
(iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any material manner the operations of Ridgewood, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Ridgewood has not consented to or entered into any currently effective Regulatory Agreement, except as set forth in Ridgewood Disclosure Schedule 3.11. The most recent regulatory rating given to Ridgewood Savings as to compliance with the Community Reinvestment Act ("CRA") is satisfactory or better.

         Section 3.12 ERISA.

         (a) Ridgewood Disclosure Schedule 3.12(a) contains a complete and accurate list of all pension, retirement, stock option, stock purchase, stock ownership, savings, stock appreciation right, profit sharing, deferred compensation, consulting, bonus, group insurance, severance and other benefit plans, contracts, agreements and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements and all trust agreements related thereto with respect to any present or former directors, officers or other employees of Ridgewood (hereinafter collectively referred to as the "Ridgewood Employee Plans" and individually as a "Ridgewood Employee Plan"). If such plan, contract, agreement or arrangement is funded through a trust or third party funding vehicle, such as an insurance contract, the Ridgewood Disclosure
Schedule 3.12 (a) includes such trust or other funding arrangement.

         Each of the Ridgewood Employee Plans complies in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws; and there has occurred no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC) for which no statutory exemption exists under
Section 408(b) of ERISA or Section 4975(d) of the IRC or for which no administrative exemption has been granted under Section 408(a) of ERISA.

         Except as set forth in Ridgewood Disclosure Schedule 3.12(a), Ridgewood has not contributed to a Ridgewood Employee Plan which is subject to Title IV of ERISA (each such plan shall be referred to herein as a "Ridgewood Pension Plan"). Neither Ridgewood nor any ERISA Affiliate has contributed to any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA).

         No Ridgewood Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Ridgewood Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Ridgewood Pension Plan as of the end of the most recent plan year with respect to the respective Ridgewood Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Ridgewood Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Ridgewood Pension Plan within the 12-month period ending on the date hereof.

         (b) Each Ridgewood Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter from the IRS, and Ridgewood is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to Ridgewood's knowledge, threatened litigation, administrative action or proceeding relating to any Ridgewood Employee Plan. There has been no announcement or commitment by Ridgewood to create an additional Ridgewood Employee Plan, or to amend any Ridgewood Employee Plan, except for amendments required by applicable law; and, except as specifically identified in Ridgewood Disclosure Schedules, Ridgewood does not have any obligations for post-retirement or post-employment benefits under any Ridgewood Employee Plan that cannot be amended or terminated upon 60 days' notice or less without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the IRC, or similar state laws, the cost of which is borne by the insured individuals. With respect to each Ridgewood Employee Plan, Ridgewood has supplied to Boiling Springs a true and correct copy of (A) the annual report on the applicable form of the Form 5500 series filed with the IRS for the most recent three plan years, if required to be filed, (B) such Ridgewood Employee Plan, including amendments thereto, (C) each trust agreement, insurance contract or other funding arrangement relating to such Ridgewood Employee Plan, including amendments thereto, (D) the most recent summary plan description and summary of material modifications thereto for such Ridgewood Employee Plan, if the Ridgewood Employee Plan is subject to Title I of ERISA, and (E) the most recent determination letter issued by the IRS if such Employee Plan is a Qualified Plan.

         (c) No compensation payable by Ridgewood to any of its employees under any Ridgewood Employee Plan (including by reason of the transactions contemplated hereby) will be subject to disallowance under Section 162(m) of the IRC.

         (d) Except as set forth on Ridgewood Disclosure Schedule 3.12(d), Ridgewood does not have any liability for any post-retirement health, medical or similar benefit of any kind whatsoever, except as required by statute or regulation. With respect to any benefit set forth on Ridgewood

Disclosure Schedule 3.12(d), such schedule identifies the method of funding and the funded status of such benefit.

         Section 3.13 Brokers, Finders and Financial Advisors. Except the engagement of Ryan Beck in connection with transactions contemplated by this Agreement, neither Ridgewood, nor any of its officers, directors, employees or agents, has engaged or retained any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or, except for the commitments disclosed in Ridgewood Disclosure Schedule 3.13, incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement, which has not been reflected in the Ridgewood Financials.

         Section 3.14. Environmental Matters.

         (a)      Except as set forth in Ridgewood Disclosure Schedule 3.14(a):

                  (i) To the best of Ridgewood's knowledge, the Participation Facilities (as defined below) and the Loan Properties are, and have been, in substantial compliance with all Environmental Laws;

                  (ii)  There  is  no  suit,  claim,  action,   notice,  demand,
executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of Ridgewood, threatened before any court, governmental agency or board or other forum against any of them (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release (as defined herein) into the environment of any Hazardous Material (as defined herein), whether or not occurring at or on a site owned, leased or operated by any of them or any Participation Facility;

                  (iii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of Ridgewood, threatened before any court, governmental agency or board or other forum relating to or against any Loan Property (or Ridgewood in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material;

                  (iv) The properties currently owned or operated by Ridgewood (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under any applicable Environmental Law;

                  (v) Ridgewood has not received any notice, demand letter, executive or administrative order, directive or request for information from any Federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

                  (vi) There are no underground storage tanks on, in or under any properties owned or operated by Ridgewood and no underground storage tanks have been closed or removed from any properties owned or operated by Ridgewood; and

                  (vii) During the period of ownership or operation by Ridgewood of any of its respective current properties, or during the period of participation in the management of any Participation Facility by Ridgewood, there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. Prior to the period of ownership or operation by Ridgewood of any of its current properties, or prior to the period of participation in the management of any Participation Facility by Ridgewood, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties.

         (b) As used in this section the term "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property. The term "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

         Section 3.15. Loan Portfolio.

         (a) With respect to each loan owned by Ridgewood in whole or in part (each, a "Loan"):

                  (i) the  note  and the  related  security  documents  are each
legal,  valid  and  binding   obligations  of  the  maker  or  obligor  thereof,
enforceable against such maker or obligor in accordance with their terms;

                  (ii) neither Ridgewood nor any prior holder of a Loan, has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

                  (iii) Ridgewood is the sole holder of legal and beneficial title to each Loan (or any applicable participation interest, as appropriate), except as otherwise referenced on the books and records of Ridgewood;

                  (iv) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

                  (v) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property that serves as security for a Loan, except as otherwise referenced on the books and records of Ridgewood;

                  (vi) there is no litigation or proceeding pending or threatened relating to the property that serves as security for a Loan that would have a Material Adverse Effect upon the related Loan, except as otherwise disclosed by documents in the applicable Loan file;

                  (vii) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable, except as otherwise disclosed by documents in the applicable Loan file; and

                  (viii) no representation or warranty set forth in this Section
3.15 shall be deemed to be breached unless such breach, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Ridgewood.

         (b) The allowance for possible losses reflected in Ridgewood Financial's audited statement of condition at December 31, 1999 was, and the allowance for possible losses shown on the balance sheets in Ridgewood Financial's Securities Documents for periods ending after December 31, 1999 have been and will be, adequate, as of the dates thereof, under GAAP.

         (c) Ridgewood Disclosure Schedule 3.15 sets forth by category all loans, leases, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of Ridgewood, including the amounts thereof and the name of the obligor, that have been classified (whether regulatory or internal) as "Special Mention," "Substandard," "Doubtful," "Loss" or words of similar import as of September 30, 2000. The other real estate owned ("OREO") included in any non-performing assets of Ridgewood is carried net of reserves at the lower of cost or fair value, less estimated selling costs, based on current independent appraisals or evaluations or current management appraisals or evaluations; provided, however, that "current" shall mean within the past 12 months.

         Section 3.16. Information to be Supplied. Except for any information provided by Boiling Springs concerning Boiling Springs for inclusion therein, the Proxy Statement mailed to Ridgewood Financials' stockholders and, if necessary, the depositors of Ridgewood Savings will not, at the time it or they are mailed, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Ridgewood for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.

         Section 3.17. Securities Documents. Ridgewood Financial has made available to Boiling Springs copies of its (i) annual reports on Form 10-KSB for the years ended December 31, 1998 and 1999, (ii) quarterly reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2000, and
(iii) all proxy materials used or for use in connection with any meeting of stockholders. Such reports and such proxy materials complied, at the time filed, in all material respects, with the Securities Laws.

         Section 3.18. Related Party Transactions. Except as disclosed in Ridgewood Disclosure Schedule 3.18, or as described in Ridgewood Financial's proxy statement distributed in connection with the 2000 annual meeting of stockholders (which previously has been provided to Boiling

Springs), Ridgewood is not a party to any transaction (including any loan or other credit accommodation) with an Affiliate. Except as disclosed in Ridgewood Disclosure Schedule 3.18, all such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectability or present other unfavorable features. Except as set forth in Ridgewood Disclosure Schedule 3.18, no loan or credit accommodation to an Affiliate is presently in default or, during the three-year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Ridgewood has not been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation is inappropriate.

         Section 3.19. Schedule of Termination  Benefits.  Ridgewood  Disclosure
Schedule 3.19 includes a schedule of all termination benefits and related payments that would be payable to the individuals identified thereon, under any and all employment agreements, special termination agreements, supplemental executive retirement plans, deferred bonus plans, deferred compensation plans, salary continuation plans, or any compensation arrangement, or other pension benefit or welfare benefit plan maintained by Ridgewood for the benefit of officers or directors of Ridgewood (the "Benefits Schedule"), assuming their employment or service is terminated as of September 30, 2001 and the Closing Date occurs prior to such termination. No other individuals are entitled to benefits under any such plans.

         Section  3.20.  Deposits.  Except as set forth in Ridgewood  Disclosure
Schedule 3.20, none of the deposits of Ridgewood is a "brokered" deposit as defined in 12 U.S.C. Section 1831f(g).

         Section 3.21. Fairness Opinion. Ridgewood Financial has received a written opinion from Ryan Beck to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the stockholders of Ridgewood Financial pursuant to this Agreement is fair to such stockholders from a financial point of view and the Depositor Conversion is fair from a financial point of view to the depositors of Ridgewood Savings (the "Fairness Opinion").

         Section 3.22 Antitakeover Provisions Inapplicable; Required Vote of Stockholders. Except as set forth on Ridgewood Disclosure Schedule 3.22, and except for approvals required under the Federal and state banking laws, the transactions contemplated by this Agreement are not subject to any applicable state takeover law. The affirmative vote of a majority of the votes cast by stockholders of Ridgewood Financial Common Stock is necessary to approve this Agreement and the transactions contemplated hereby.

         Section 3.23 Derivative Transactions. Except as set forth in Ridgewood Disclosure Schedule 3.23, Ridgewood has not entered into any futures contract, option contract, interest rate caps, interest rate floors, interest rate exchange agreement or other derivative instruments.

         Section 3.24 Notice of Termination of Provident Agreement. The Board of Ridgewood Financial has deemed the terms of the Agreement to be a Superior Proposal, as defined in the

Agreement and Plan of Merger, dated August 28, 2000, with Provident Savings Bank ("Provident Merger Agreement"), and Ridgewood Financial has given notice of termination of the Provident Merger Agreement to Provident Savings Bank, as required under Section 7.01(d) thereof.


                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF BOILING SPRINGS

         Boiling Springs represents and warrants to Ridgewood that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the Boiling Springs Disclosure Schedules delivered by Boiling Springs on the date hereof. Boiling Springs has made a good faith effort to ensure that the disclosure on each schedule of the Boiling Springs Disclosure Schedules corresponds to the section referenced herein. However, for purposes of the Boiling Springs Disclosure Schedules, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

         Section 4.01. Organization.

         (a) Bank is a stock savings bank duly organized, validly existing and in good standing under the laws of the State of New Jersey. The deposits of Bank are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Bank. Each Bank Subsidiary is a corporation duly organized, validly
existing  and  in  good  standing  under  the  laws  of  its   jurisdiction   of
incorporation or organization. Bancorp is a stock corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. MHC is a mutual holding company of the Bank duly organized, validly existing and in good standing under the laws of the State of New Jersey.

         (b) Bank is a member in good standing of the FHLB of New York and owns the requisite amount of stock therein.

         (c) Prior to the date of this Agreement, Boiling Springs has made available to Ridgewood Financial true and correct copies of the certificate of incorporation and bylaws of Boiling Springs.

         (d) As of the Closing Date, Bancorp Merger Sub will have been duly organized and will be validly existing as a New Jersey chartered corporation and a wholly-owned subsidiary of the Bancorp.

         Section 4.02 Authority; No Violation.

         (a) Boiling Springs has full power and authority to execute and deliver this Agreement and Bancorp and MHC will have full power and authority to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Boiling Springs and the completion by Boiling Springs of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Boiling Springs, and no other corporate proceedings on the part of Boiling Springs are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Boiling Springs and, subject to receipt of the required approvals of Regulatory Authorities described in Section 4.03 hereof, constitutes the valid and binding obligation of Boiling Springs, enforceable against Boiling Springs in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

         (b) Subject to the receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof and the compliance by Ridgewood and Boiling Springs with any conditions contained therein,

               (A) the execution and delivery of this Agreement by Boiling Springs,

               (B) the consummation of the transactions contemplated hereby, and

               (C) compliance by Boiling Springs with any of the terms or provisions hereof,

will not (i) conflict with or result in a breach of any provision of the Certificate of Incorporation or bylaws of Boiling Springs or any Boiling Springs Subsidiary; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Boiling Springs or any Boiling Springs Subsidiary or any of their respective properties or assets; or
(iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Boiling Springs under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Boiling Springs is a party, or by which it or any of its properties or assets may be bound or affected.

         Section 4.03. Consents. Except for consents, approvals, filings and registrations from or with the Department, FDIC, FRB, and SEC, and compliance with any conditions contained therein, and the approval of this Agreement by the stockholders of Ridgewood Financial and, if necessary, the depositors of Ridgewood Savings, the appropriate filings to be made with the Department, and the chartering of any necessary interim savings banks by the Department, no consents or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, or will be, in connection with the execution and delivery of this Agreement by Boiling Springs, and the completion by Boiling Springs of the transactions contemplated hereby. Boiling Springs has no reason to believe that
(i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact Boiling Springs' ability to complete the transactions described in this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing which is not required, will object to the completion of the transactions described in this Agreement.

         Section 4.04. Compliance With Applicable Law.

         (a) Boiling Springs and the Boiling Springs Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on Boiling Springs and its Subsidiaries taken as a whole.

         (b) Except as set forth in Boiling Springs Disclosure Schedule 4.04(b), neither Boiling Springs nor any Boiling Springs Subsidiary has received any notification or communication from any Regulatory Authority (i) asserting that Boiling Springs or any Boiling Springs Subsidiary is not in compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Boiling Springs or any Boiling Springs Subsidiary; (iii) requiring or threatening to require Boiling Springs or any Boiling Springs Subsidiary, or indicating that Boiling Springs or any Boiling Springs Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of Boiling Springs or any Boiling Springs Subsidiary; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Boiling Springs or any Boiling Springs Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither Boiling Springs nor any Boiling Springs Subsidiary is a party to, nor has consented to any Regulatory Agreement. The most recent regulatory rating given to Bank as to compliance with the CRA is satisfactory or better.

         Section 4.05. Information to be Supplied. The information to be supplied by Boiling Springs for inclusion in the Proxy Statement or Proxy Statements will not, at the time the Proxy Statement or Proxy Statements are mailed to Ridgewood Financial stockholders or the depositors of Ridgewood Savings contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Boiling Springs for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material respects.

         Section 4.06. Financing. As of the date hereof, Boiling Springs has, and at the Merger Effective Date, Bancorp will have, funds which are sufficient and available to meet its obligations under this Agreement and to consummate in a timely manner the transactions contemplated by this Agreement, and Bank will not fail to meet its capital requirements as a result thereof.

         Section 4.07. Regulatory Approvals. Boiling Springs is not aware of any reason that it cannot obtain any of the approvals of Regulatory Authorities necessary to consummate the transactions contemplated by this Agreement and Boiling Springs has not received any advice or information from any regulatory authority indicating that such approvals will be denied or are doubtful or will be unduly delayed.

         Section 4.08. Legal Proceedings. Except as set forth in Boiling Springs Disclosure Schedule 4.08 hereto, Boiling Springs is not a party to any, and there are no pending or, to the best of Boiling Springs's knowledge, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Boiling Springs, (ii) to which Boiling Springs's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Boiling Springs to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Boiling Springs. Boiling Springs has not consented to or entered into any currently effective Regulatory Agreement.

         Section 4.09.Boiling Springs Financial Statements. Boiling Springs has delivered to Ridgewood copies of the consolidated statements of financial condition of Boiling Springs as of April 30, 2000, for the fiscal years of 2000 and 1999, and the related consolidated statements of operations, changes in equity and cash flows for the fiscal years 1998 through 2000, inclusive, in each case accompanied by the audit report of independent public accountants. The consolidated statements of financial condition of Boiling Springs referred to herein (including the related notes, where applicable) fairly present the consolidated financial condition of Boiling Springs as of the respective dates set forth therein, and the related consolidated statements of operations, changes in equity and cash flows (including the related notes, where applicable) fairly present the results of the consolidated operations, changes in equity and cash flows of Boiling Springs of the respective periods or as of the respective dates set forth therein, in each case in conformity with GAAP consistently applied.

         Section 4.10. Boiling Springs Benefit Plans. (a) Boiling Springs has provided Ridgewood with a complete and accurate list of all pension, retirement, group insurance, and other employee benefit plan and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements with respect to any present employees of Boiling Springs (hereinafter collectively referred to as the "Boiling Springs Employee Plans" and individually as a "Boiling Springs Employee Plan"). Each of the Boiling Springs Employee Plans complies in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws.

         (b) No Boiling Springs Employee Plan which is subject to Title IV of ERISA (each such plan shall be referred to herein as a "Boiling Springs Pension Plan") had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Boiling Springs Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Boiling Springs Pension Plan as of the end of the most recent plan year with respect to the respective Boiling Springs Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Boiling Springs Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Boiling Springs Pension Plan within the 12-month period ending on the date hereof.

         (c) Each Boiling Springs Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter from the IRS, and Boiling Springs is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to Boiling Springs's knowledge, threatened litigation, administrative action or proceeding relating to any Boiling Springs Employee Plan.

         Section  4.11  Absence  of  Certain  Changes.  Except as  disclosed  in
Schedule 4.11 or as provided for or contemplated in this Agreement, Boiling Springs has not suffered any Material Adverse Effect since April 30, 2000.


                                    ARTICLE V
                            COVENANTS OF THE PARTIES

         Section 5.01. Conduct of Ridgewood's Business.

         (a) From the date of this Agreement to the Closing Date, Ridgewood will conduct its business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies in existence on the date hereof, except as otherwise required or contemplated by this Agreement or with the written consent of Bank. Ridgewood will use its reasonable good faith efforts, to (i) preserve its business organizations intact, (ii) maintain good relationships with its employees, and (iii) preserve the goodwill of its customers and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by Boiling Springs in writing (which approval will not be unreasonably delayed or withheld) or as contemplated or required by this Agreement, Ridgewood will not:

                  (i) amend or change any provision of its certificate of incorporation, charter, or bylaws;

                  (ii) except as set forth in Ridgewood Disclosure Schedule 5.01(a)(ii), change the number of authorized or issued shares of its capital stock or issue or grant any Right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock or redeem or otherwise acquire any shares of capital stock, except that Ridgewood Financial may continue to pay its regular quarterly cash dividend of $0.04 per share, with record and payment dates consistent with past practice; Provided further, that if the Closing Date is more than forty-five (45) after the next preceding Ridgewood Financial Common Stock dividend payment date, Ridgewood Financial may declare and pay a final cash dividend per share at the quarterly rate of $.04 per share, with the exact amount per share to be an amount that is pro rata through the payment date (from the preceding payment date);

                  (iii) except as set forth in the Ridgewood Disclosure Schedule 5.01(a)(iii), grant or agree to pay any bonus, severance or termination to, enter into or amend, or take any action (other than executing this Agreement) that would trigger obligations under any employment agreement, severance agreement, supplemental executive agreement, or similar agreement or arrangement with any of its directors, officers or employees, or increase in any manner the compensation or fringe benefits of any employee, officer or director, except for salary increases in the ordinary course of business consistent with past practice or as may be required pursuant to legally binding commitments existing on the date hereof set forth in Ridgewood Disclosure Schedules 3.08 and 3.12; and provided further, that bonuses may be paid to employees with respect the year ending December 31, 2000 to the extent that the related expense has been accrued (with no change in the method or amount of accrual during the calendar year) and the bonuses are generally consistent (with respect to amounts and persons covered) with past practices;

                  (iv) enter into or, except as may be required by law or by the terms of this Agreement, modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution or defined benefit plan not in the ordinary course of business consistent with past practice; or materially amend any Ridgewood Employee Plan except to the extent such modifications or amendments do not result in an increase in cost;

                  (v) except as otherwise provided in Section 5.06 of this Agreement, merge or consolidate Ridgewood with any other corporation; sell or lease all or any substantial portion of the assets or business of Ridgewood; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between Ridgewood and any other person; enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by Ridgewood of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

                  (vi) sell or otherwise dispose of the capital stock of Ridgewood or sell or otherwise dispose of any asset of Ridgewood other than in the ordinary course of business consistent with past practice; subject any asset of Ridgewood to any lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, FHLB of New York advances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice;

incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

                  (vii) take any action which would result in any of the representations and warranties of Ridgewood set forth in Article III of this Agreement becoming untrue as of any date after the date hereof (except as to any representation or warranty which specifically relates to an earlier date) or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law;

                  (viii) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating Ridgewood;

                  (ix) waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which Ridgewood is a party, other than in the ordinary course of business, consistent with past practice;

                  (x) purchase any security for its investment portfolio not rated "A" or higher by either Standard & Poor's Corporation or Moody's Investor Services, Inc, or with a remaining term to maturity of more than five (5) years;

                  (xi) make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $300,000 in the aggregate, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding in excess of $300,000, except for loans secured by one- to four- family, residential real property in an amount not exceeding $750,000 (on the basis of and consistent with existing lending policies) and except for any commitments disclosed on the Ridgewood Disclosure Schedule 5.01(a)(xi).

                  (xii) except as set forth on the Ridgewood Disclosure Schedule 5.01(a)(xii), enter into, renew, extend or modify any other transaction with any Affiliate;

                  (xiii) enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or, except in the ordinary course of business and consistent with past practice, take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

                  (xiv) except for the execution of, and as otherwise provided in, this Agreement, take any action that would give rise to a right of payment to any individual under any employment agreement, or take any action that would give rise to a right of payment to any individual under any Ridgewood Employee Plan;

                  (xv) make any change in policies with regard to the extension of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations or in GAAP or by applicable regulatory authorities;

                  (xvi) except as set forth in Ridgewood Disclosure Schedule 5.01(a)(xvi), make any capital expenditures in excess of $50,000 individually or $100,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

                  (xvii) purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

                  (xviii) incur any non-deposit liability in excess of $250,000 other than in the ordinary course of business consistent with past practice; or

                  (xix)    agree to do any of the foregoing.

          For purposes of this Section 5.01, unless provided for in a business plan, budget or similar document delivered to Boiling Springs prior to the date of this Agreement, it shall not be considered in the ordinary course of business for Ridgewood to do any of the following: (i) except as set forth in Ridgewood Disclosure Schedule 5.01, make any sale, assignment, transfer, pledge, hypothecation or other disposition of any assets having a book or market value, whichever is greater, in the aggregate in excess of $200,000, other than pledges of assets to secure government deposits, to exercise trust powers, sales of assets received in satisfaction of debts previously contracted in the normal course of business, issuance of loans, sales of previously purchased government guaranteed loans, or transactions in the investment securities portfolio by Ridgewood or repurchase agreements made, in each case, in the ordinary course of business; or (ii) except as set forth in Ridgewood Disclosure Schedule 5.01, undertake or enter any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by Ridgewood of more than $50,000 annually, or containing a material financial commitment and extending beyond 12 months from the date hereof.

         Section 5.02. Access; Confidentiality.

         (a) Ridgewood shall permit Boiling Springs and its representatives reasonable access to its properties and make available to them all books, papers and records relating to the assets, properties, operations, obligations and liabilities of Ridgewood, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof) (other than minutes of any confidential discussion of this Agreement and the transactions contemplated hereby), and stockholders, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Boiling Springs may have a reasonable interest (provided that Ridgewood shall not be required to provide access to any information that would violate their attorney-client privilege or any employee or customer privacy policies, laws or regulations). Ridgewood shall make its respective officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with Boiling Springs and its representatives. Ridgewood Savings shall provide in a timely manner to Bank's officer in charge of retail banking copies of current rate sheets for all deposit and loan products. Ridgewood shall permit Boiling Springs, at its expense, to cause a "phase I environmental audit" and a "phase II environmental audit" to be performed at any physical location owned or occupied by Ridgewood, provided that such audit is contracted for within forty-five days of the date of this agreement and commenced as soon as practicable thereafter. The parties will hold all such information delivered in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated October 19, 2000, between Ridgewood and Boiling Springs (the "Confidentiality Agreement").

         (b)  Boiling  Springs  agrees  to  conduct  such   investigations   and
discussions hereunder in a manner so as not to interfere unreasonably with normal operations and customer and employee relationships of the other party.

         (c) In addition to the access permitted by subparagraph (a) above, from the date of this Agreement through the Closing Date, Ridgewood shall permit employees of Bank reasonable access to information relating to problem loans, loan restructurings and loan work-outs of Ridgewood Savings.

         Section 5.03. Regulatory Matters and Consents.

         (a) Boiling Springs will, in consultation with Ridgewood, prepare all Applications and make all filings for, and use its best efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement. Boiling Springs shall file the Applications within forty-five days of the date of this Agreement, or as soon thereafter as is practicable.

         (b) Ridgewood will furnish Boiling Springs with all information concerning Ridgewood as may be necessary or advisable in connection with any Application or filing made by or on behalf of Boiling Springs to any Regulatory Authority in connection with the transactions contemplated by this Agreement.

         (c) Boiling Springs and Ridgewood will promptly furnish the other with copies of all material written communications to, or received by them from any Regulatory Authority in respect of the transactions contemplated hereby, except information which is filed by either party which is designated as confidential.

         (d) Boiling Springs will use its best efforts to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

         (e) Ridgewood will use its best efforts to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

         (f) The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities. Boiling Springs will furnish Ridgewood Financial and its counsel with copies of all Applications prior to filing with any Regulatory Authority and provide Ridgewood Financial a reasonable opportunity to provide changes to such Applications, and copies of all Applications filed by Boiling Springs .

         (g) Ridgewood and Boiling Springs will cooperate with each other in the foregoing matters and will furnish the responsible party with all information concerning it and its subsidiaries as may be necessary or advisable in connection with any Application or filing made by or on behalf of Boiling Springs or Ridgewood to any Regulatory Authority in connection with the transactions contemplated by this Agreement, and such information will be accurate and complete in all material respects. In connection therewith, each party will provide certificates and other documents reasonably requested by the other.

         (h) If any (i) Regulatory Authority objects to a term or condition set forth in this Agreement, and (ii) that term or condition is modified to the satisfaction of the Regulatory Authority or is eliminated in order to satisfy the Regulatory Authority, and (iii) such modification or elimination would cause a reduction in benefits to the party for whom the term or condition was meant to benefit, then the parties hereto shall use their best efforts to enter into an alternative arrangement so that such benefits are not reduced, provided such alternative arrangement is permissible under applicable law and is not disapproved by any Regulatory Authority and provided further that such alternative arrangement shall not be more costly than the original benefit that has been or would be reduced as a result of an objection by a Regulatory Authority.

         Section 5.04. Taking of Necessary Action.

         (a) Boiling Springs and Ridgewood shall each use its best efforts in good faith to (i) furnish such information as may be required in connection with the preparation of the documents referred to in Section 5.03 of this Agreement, and (ii) take or cause to be taken all action necessary or desirable on its part using its best efforts so as to permit completion of the Merger and the transactions contemplated by this Agreement, including, without limitation, (A) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required for consummation of the transactions contemplated hereby (including assignment of leases without any material change in terms), provided that Ridgewood shall not agree to make any payments or modifications to agreements in connection therewith without the prior written consent of Boiling Springs, and
(B) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the MHC Merger and the Mid-Tier Merger pursuant to this Agreement; provided that nothing herein contained shall preclude Boiling Springs or Ridgewood from exercising its rights under this Agreement.

         (b) Ridgewood MHC and Ridgewood Savings shall prepare, subject to the review of Boiling Springs with respect to matters relating to Boiling Springs and the transactions contemplated by this Agreement, the Proxy Statement to be filed by Ridgewood Financial with the SEC and to be mailed to the stockholders of Ridgewood Financial in connection with the meeting of its stockholders and transactions contemplated hereby, which Proxy Statement shall conform to all applicable legal requirements. Should it be required by Regulatory Authorities, Ridgewood MHC and Ridgewood Savings shall prepare, subject to the review and consent of Boiling Springs with respect to matters relating to Boiling Springs and the transactions contemplated by this Agreement, the Proxy Statement to be filed by Ridgewood MHC with the Regulatory Authorities and to be mailed to depositors in connection with a meeting of depositors and the transactions contemplated hereby. The parties shall cooperate with each other with respect to the preparation of any Proxy Statement. Ridgewood Savings and Ridgewood MHC shall, as promptly as practicable following the preparation thereof, file any Proxy Statement with the Regulatory Authorities, and Ridgewood shall use all reasonable efforts to have any Proxy Statement mailed to stockholders, and if necessary depositors, as promptly as practicable after such filing, provided that Ridgewood Financial and Ridgewood MHC shall have received an updated Fairness Opinion as of a date no more than three days prior to the date of the Proxy Statement (the "Updated Fairness Opinion"). Ridgewood Financial and Ridgewood Savings will promptly advise Boiling Springs of the time when any Proxy Statement has been filed and mailed, or of any comments from any Regulatory Authority or any request by any Regulatory Authority for additional information.

         Section 5.05. Certain Agreements.

         (a) Boiling Springs shall maintain in effect for three years from the Merger Effective Date, if available, the current directors' and officers' liability insurance policy maintained by Ridgewood Financial (provided that Boiling Springs may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring prior to the Closing Date. In connection with the foregoing, Ridgewood Financial agrees to provide such insurer or substitute insurer with such representations as such insurer may request with respect to the reporting of any prior claims.

         (b) For a period of six years from the Merger Effective Date, Boiling Springs agrees to indemnify, defend and hold harmless each present and former director and officer of Ridgewood determined as of the Closing Date (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, judgments or amounts paid in settlement (with the approval of Boiling Springs, which approval shall not be unreasonably withheld) or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the Merger Effective Date (a "Claim") in which an Indemnified Party is, or is threatened to be made, a party or a witness based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a director or officer of Ridgewood, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing Date, to the fullest extent to which directors and officers of Ridgewood are entitled under New Jersey law, Ridgewood Financial's certificate of incorporation and bylaws, Ridgewood Savings' and Ridgewood MHC's charter and bylaws, or other applicable law as in effect on the date hereof (and Boiling Springs shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the extent permissible to a New Jersey corporation or savings bank, or Ridgewood Financial's certificate of incorporation and bylaws; provided, that the
--------
person to whom expenses are advanced provides an undertaking to repay such expenses if it is ultimately determined that such person is not entitled to indemnification). All rights to indemnification in respect of a Claim asserted or made within the period described in the preceding sentence shall continue until the final disposition of such Claim.

         (c) Any  Indemnified  Party  wishing  to  claim  indemnification  under
Section 5.05(b), upon learning of any Claim, shall promptly notify Boiling Springs , but the failure to so notify shall not relieve Boiling Springs of any liability it may have to such Indemnified Party except to the extent that such failure materially prejudices Boiling Springs. In the event of any Claim, (i) Boiling Springs shall have the right to assume the defense thereof (with counsel reasonably satisfactory to the Indemnified Party) and shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that, if Boiling Springs elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Boiling Springs and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Boiling Springs shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided further that Boiling Springs shall in all cases be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (ii) the Indemnified Parties will cooperate in the defense of any such Claim and
(iii) Boiling Springs shall not be liable for any settlement effected without its prior written consent (which consent shall not unreasonably be withheld).

         (d) In the event  Boiling  Springs or any of its  successors or assigns
(i) consolidates with or merges into any other Person and shall not continue or survive such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Boiling Springs assume the obligations set forth in this Section 5.05.

         (e) The provisions of this Section 5.05 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

         Section 5.06. No Other Bids and Related Matters. From and after the date hereof until the termination of this Agreement, neither Ridgewood nor any of its officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by Ridgewood), will, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and Ridgewood shall notify Boiling Springs orally (within two business days) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any such officer, director employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters, provided, however, that nothing contained in this Section 5.06 shall prohibit the Board of Directors from: (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal, to acquire Ridgewood Financial and Ridgewood Savings pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that, (A) the Board of Directors of Ridgewood Financial receives a written opinion from its independent financial advisor that such proposal may be superior to the Merger from a financial point of view to Ridgewood Financial stockholders, (B) legal counsel advises Ridgewood Financial that the proposed acquiror may legally acquire Ridgewood Financial and Ridgewood Savings, (C) the Board of Directors of Ridgewood Financial, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the Board of Directors of Ridgewood Financial to comply with its fiduciary duties to stockholders under applicable law (such proposal that satisfies (A) (B) and (C) being referred to herein as a "Superior Proposal"), (D) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Ridgewood Financial (x) provides reasonable notice to Boiling Springs to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity and (y) receives from such person or entity an executed confidentiality agreement in form and substance identical in all material respects to the Confidentiality Agreement, and (E) the Ridgewood Financial special meeting of stockholders convened to approve this Agreement has not occurred; (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer; or (iii) prior to the Ridgewood Financial special meeting of stockholders convened to approve this Agreement, failing to make or withdrawing or modifying its recommendation to stockholders, and entering into a Superior Proposal if there exists a Superior Proposal and the Board of Directors of Ridgewood Financial, after consultation with and based upon the advice of independent legal counsel, determined in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law. For purposes of this Agreement,
"Acquisition  Proposal"  shall  mean  any  of  the  following  (other  than  the transactions contemplated hereunder) involving Ridgewood: (i) any merger, consolidation, share exchange, business combination, or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of Ridgewood Financial or Ridgewood Savings, taken as a whole, in a single transaction or series of transactions;
(iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of Ridgewood Financial or the filing of a registration statement under the Securities Laws in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         Section 5.07. Duty to Advise; Duty to Update the Ridgewood Disclosure Schedules. Ridgewood shall promptly advise Boiling Springs of any change or event having a Material Adverse Effect on Ridgewood or which Ridgewood believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Ridgewood shall update the Ridgewood Disclosure Schedules as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Ridgewood Disclosure Schedules. The delivery of such updated Ridgewood Disclosure Schedule shall not relieve Ridgewood from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.02(c) hereof.

         Section 5.08. Conduct of Boiling Springs's Business. From the date of this Agreement to the Closing Date, Boiling Springs will use its best efforts to
(x) preserve its business organizations intact, (y) maintain good relationships with employees, and (z) preserve for itself the goodwill of customers of Boiling Springs. From the date of this Agreement to the Closing Date, Boiling Springs will not (i) amend its charter or bylaws in any manner inconsistent with the prompt and timely consummation of the transactions contemplated by this Agreement; (ii) take any action which would result in any of the representations and warranties of Boiling Springs set forth in Article IV of this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law; (iii) take any action which would or is reasonably likely to adversely effect or materially delay the receipt of the necessary approvals from the Regulatory Authorities; (iv) take action which would or is reasonably likely to materially and adversely affect Boiling Springs' ability to perform its covenants and agreements under this Agreement;
(v) take any action that would result in any of the conditions to the transactions contemplated by this Agreement not being satisfied; or (vi) agree to do any of the foregoing.

         Section 5.09. Board and Committee Minutes. Ridgewood Savings, Ridgewood Financial and Ridgewood MHC shall each provide to Boiling Springs, within twenty-five (25) days after any meeting of their respective Board of Directors, or any committee thereof, or any senior management committee, a copy of the minutes of such meeting, except that with respect to any meeting held within twenty-five (25) days of the Closing Date, such minutes shall be provided to each party prior to the Closing Date. Ridgewood may exclude from the minutes matters (i) relating to merger negotiations, (ii) associated with Section 5.06, or (iii) relating to Ridgewood's discussions of possible breaches of this Agreement by Boiling Springs.

         Section 5.10. Undertakings by the Parties.

         (a)      From and after the date of this Agreement:

                  (i) Voting by Directors. Concurrently with the execution of this Agreement, or within five business days thereof, the Directors of Ridgewood Savings, Ridgewood Financial and Ridgewood MHC shall have entered into the agreement set forth as Exhibit E to this Agreement;

                  (ii) Proxy Solicitor. If requested to do so by Boiling Springs, Ridgewood Financial and/or Ridgewood MHC shall retain a proxy solicitor in connection with the solicitation of stockholders and any necessary Ridgewood MHC depositor approval of this Agreement and the transaction contemplated hereby;

                  (iii) Outside Service Bureau Contracts. If requested to do so by Boiling Springs, Ridgewood Savings shall use its best efforts to obtain an extension of any contract with an outside service bureau or other vendor of services to Ridgewood Savings, on terms and conditions mutually acceptable to Ridgewood Savings and Bank;

                  (iv) Board Meetings. Ridgewood Savings, Ridgewood Financial and Ridgewood MHC shall permit a representative of Boiling Springs to attend meetings of their Boards of Directors or the Executive Committees thereof (provided that they shall not be required to permit the Boiling Springs representative to remain present during any confidential discussion of the Agreement and the transactions contemplated thereby);

                  (v) List of Nonperforming Assets. Ridgewood Savings shall provide Bank, within ten (10) days of the end of each calendar month, a written list of nonperforming assets (the term "nonperforming assets," for purposes of this subsection, means (i) loans that are "troubled debt restructuring" as defined in Statement of Financial Accounting Standards No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructuring," (ii) loans on nonaccrual, (iii) real estate owned, (iv) all loans ninety (90) days or more past due as of the end of such month and (v) and impaired loans; and

                  (vi)  Reserves  and  Merger-Related  Costs.  On or before  the
Merger Effective Date, and at the request of Boiling Springs, Ridgewood Financial shall establish such additional accruals and reserves as may be necessary to conform the accounting reserve practices and methods (including credit loss practices and methods) of Ridgewood Financial to those of Boiling Springs (as such practices and methods are to be applied to Boiling Springs from and after the Closing Date) and Boiling Springs' plans with respect to the conduct of the business of Ridgewood Financial following the Merger and otherwise to reflect Merger-related expenses and costs incurred by Ridgewood Financial, provided, however, that Ridgewood Financial shall not be required to take such action unless Boiling Springs agrees in writing that all conditions to closing set forth in Section 6.02 have been satisfied or waived (except for the expiration of any applicable waiting periods); prior to the delivery by Boiling Springs of the writing referred to in the preceding clause, Ridgewood Financial shall provide Boiling Springs a written statement, certified without personal liability by the chief executive officer of Ridgewood Financial and dated the date of such writing, that the representations made in Section 3.15 hereof are true as of such date or, alternatively, setting forth in detail the circumstances that prevent such representation from being true as of such date; and no accrual or reserve made by Ridgewood Financial or any Ridgewood Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach or violation of any representation, warranty, covenant, condition or other provision of this Agreement or constitute a termination event within the meaning of Section 7.01(b) hereof. No action shall be required to be taken by Ridgewood Financial pursuant to this Section 5.10(vi) if, in the opinion of Ridgewood Financial's independent auditors, such action would contravene GAAP.

                  (vii)    Stockholders and Depositors Meeting.

                           (A)  Ridgewood  Financial shall submit this Agreement
to its stockholders for approval at a meeting to be held as soon as practicable. Subject to the receipt of the Updated Fairness Opinion, the Board of Directors shall recommend approval of this Agreement to the Ridgewood Financial stockholders. The Board of Directors of Ridgewood Financial may fail to make such a recommendation, or withdraw, modify or change any such recommendation only in connection with a Superior Proposal, as set forth in Section 5.06 of this Agreement, and only if such

Board of Directors, after having consulted with and considered the written advice of outside counsel to such Board, has determined that the making of such recommendation, or the failure so to withdraw, modify or change its recommendation, would constitute a breach of the fiduciary duties of such Board. Ridgewood Financial shall take all steps necessary in order to hold a special meeting of stockholders for the purpose of approving this Agreement as soon as is practicable and subject to its fiduciary duties, but Ridgewood shall not be required to hold the special meeting of stockholders prior to obtaining regulatory approval of the Merger. Ridgewood MHC shall vote its shares in favor of this Agreement.

                           (B)  If required by Regulatory Authorities, Ridgewood
MHC shall submit this Agreement to Ridgewood Savings depositors for approval, and, subject to its fiduciary duties, Ridgewood MHC's Board of Directors shall recommend approval of this Agreement to the depositors of Ridgewood Savings. Ridgewood MHC shall take all steps necessary in order to hold a special meeting of depositors for the purpose of approving this Agreement as soon as practicable.

                  (viii) Systems Conversions. Ridgewood Savings and Bank shall meet on a regular basis to discuss and plan for the conversion of Ridgewood's data processing and related electronic informational systems to those used by Bank, which planning shall include, but not be limited to, discussion of the possible termination by Ridgewood of third-party service provider arrangements effective at the Effective Time or at a date thereafter, non-renewal of personal property leases and software licenses used by Ridgewood in connection with its systems operations, retention of outside consultants and additional employees to assist with the conversion, and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that Ridgewood shall not be obligated to take any such action prior to the Effective Time and, unless
Ridgewood otherwise agrees, no conversion shall take place prior to the Effective Time. In the event that Ridgewood takes, at the request of Bank, any action relative to third parties to facilitate the conversion that results in the imposition of any termination fees, expenses or charges, Boiling Springs shall indemnify Ridgewood for any such fees, expenses and charges, and the costs of reversing the conversion process, if for any reason the Merger is not consummated in accordance with the terms of this Agreement.

         (b) From and after the date of this Agreement, Boiling Springs and Ridgewood shall each:

                  (i) Filings and Approvals. Cooperate with the other in the preparation and filing, as soon as practicable, of (A) the Applications, (B) any Proxy Statement, (C) all other documents necessary to obtain any other approvals and consents required to effect the completion of the Merger, and the transactions contemplated by this Agreement, and (D) all other documents contemplated by this Agreement;

                  (ii) Public Announcements. Cooperate and cause their respective officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to stockholders, internal announcements and customer disclosures, but nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary, provided that the disclosing party notifies the other party reasonably in advance of the timing and contents of such disclosure;

                  (iii) Maintenance of Insurance. Maintain insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

                  (iv) Maintenance of Books and Records. Maintain books of account and records in accordance with GAAP applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered;

                  (v) Delivery of Securities Documents. Deliver to the other copies of all Securities Documents simultaneously with the filing thereof; and

                  (vi) Taxes. File all Federal, state, and local tax returns required to be filed by them on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due.

         Section  5.11.  Employee  and  Termination   Benefits;   Directors  and
Management.

         (a) Employee Benefits. Except as otherwise provided in Sections 5.11(d) and (e) of this Agreement, as of or after the Merger Effective Date, and at Boiling Springs's election and subject to the requirements of the IRC and ERISA, the Ridgewood Employee Plans may continue to be maintained separately, consolidated, or terminated, provided that if any Ridgewood Employee Plan is terminated, Continuing Employees (as defined below) shall participate in any Boiling Springs Employee Plan of a similar character (to the extent that one exists) as of the first entry date coincident with or following such termination. Ridgewood Continuing Employees (as defined below) shall participate in the Boiling Springs Thrift Plan (sponsored by the Financial Institutions Thrift Plan) not later than the first entry date coincident with or following the Merger Effective Date, with recognition of prior Ridgewood service for purposes of eligibility to participate and vesting, but not benefits accrual, under such Boiling Springs plan. Ridgewood Continuing Employees (as defined below) shall participate in the Boiling Springs Pension Plan (sponsored by the Financial Institutions Retirement Fund) not later than the first entry date coincident with or following the date of termination of the Ridgewood defined benefit pension plan or cessation of benefits accruals for future service under such Ridgewood plan, and with recognition of prior Ridgewood service for purposes of eligibility to participate and vesting, but not benefits accrual, under such Boiling Springs plan. In the event of a consolidation of any or all of such plans or in the event of termination of any Ridgewood Employee Plan, Ridgewood employees who are participants in the Ridgewood Employee Plans and who continue employment with Boiling Springs ("Continuing Employees") shall receive credit for service with Ridgewood Savings (for purposes of eligibility and vesting determination but not for benefit accrual purposes) under any existing Boiling Springs benefit plan, or new Boiling Springs benefit plan in which such employees or their dependents would be eligible to enroll, subject to any pre-existing conditions or other exclusions to which such persons were subject under the Ridgewood Employee Plans. Such service shall also apply for purposes of satisfying any waiting periods, actively-at-work requirements, and evidence of insurability requirements. Continuing Employees who become covered under a Boiling Springs health plan shall be required to satisfy the deductible limitations of the Boiling Springs health plan for the plan year in which coverage commences, without offset for deductibles satisfied under the Ridgewood health plan, except to the extent, prior to the Merger Effective Date, Ridgewood shall provide substantiation, in a form satisfactory to Boiling Springs, of the dollar amount of such deductibles which have been satisfied for such Continuing Employees.

                  In the event of any termination or consolidation of any Ridgewood health plan with any Boiling Springs health plan, Boiling Springs shall make available to Continuing Employees and their dependents employer-provided health coverage on the same basis as it provides such coverage to Boiling Springs employees. Unless a Continuing Employee affirmatively terminates coverage under a Ridgewood health plan prior to the time that such
Continuing Employee becomes eligible to participate in the Boiling Springs health plan, no coverage of any of the Continuing Employees or their dependents shall terminate under any of the Ridgewood health plans prior to the time such Continuing Employees and their dependents become eligible to participate in the health plans, programs and benefits common to all employees of Boiling Springs and their dependents. In the event of a termination or consolidation of any Ridgewood health plan, terminated Ridgewood employees and qualified beneficiaries will have the right to continued coverage under group health plans of Boiling Springs in accordance with IRC Section 4980B(f), consistent with the provisions of subsection (b) below. In the event of any termination, or consolidation of any Ridgewood health plan with any Boiling Springs health plan, any pre-existing condition, limitation or exclusion in the Boiling Springs health plan shall not apply to Continuing Employees or their covered dependents who have satisfied such pre-existing condition exclusion waiting period under a Ridgewood health plan with respect to such pre-existing condition on the Merger Effective Date and who then change that coverage to Boiling Springs' health plan at the time such Continuing Employee is first given the option to enroll in such Boiling Springs health plan. In the event of a termination of or consolidation of any Ridgewood health plan with any Boiling Springs health plan, Continuing Employees will be required to seek reimbursement of claims arising prior to the Merger Effective Date from the Ridgewood health plan and shall not be entitled to seek reimbursement of claims arising prior to the Merger Effective Date from the Boiling Springs health plan.

         (b) It is the current intention of Ridgewood Savings and Boiling Springs to retain all current employees of Ridgewood Savings, with the exception of those persons set forth in Ridgewood Disclosure Schedule or the Boiling Springs Disclosure Schedule at Section 5.11(b). Except as provided in Section 5.11(g) hereof, nothing contained in this Agreement shall be construed to grant a contract of employment to any employee of Ridgewood who becomes an employee of Boiling Springs. Any Ridgewood employee whose employment is terminated involuntarily (other than for cause) within one year of the Merger Effective Date shall receive a lump sum severance payment equal to two weeks pay for each year of employment with Ridgewood Savings.

         (c) Boiling Springs shall establish a Ridgewood Savings Advisory Board of Directors to consist of those persons who currently serve on the Ridgewood Savings Board (with the exception of the Executive Vice President of Ridgewood Savings) as of the Merger Effective Date, and such persons shall commence service on the Advisory Board of Directors immediately following the

Merger Effective Date. The Advisory Board shall be maintained for a period ending no sooner than three years following the Merger Effective Date. Boiling Springs will consult with the Advisory Board as to whether the Advisory Board will be continued or discontinued after the initial term. The Advisory Board shall meet no less than quarterly and each Advisory Board member shall receive an annual fee (payable in quarterly installments) that is set forth on Ridgewood Disclosure Schedule 5.11(c) and which is equal to the annual fees received by Ridgewood Savings directors for the last full year prior to the Merger.

         (d) At the Merger Effective Date, the Ridgewood Savings Bank of New Jersey Employee Stock Ownership Plan (the " ESOP") shall be terminated on such terms and conditions as contained in the ESOP (as of the date of this
Agreement). As soon as practicable after the receipt of a favorable determination letter from the Internal Revenue Service ("IRS") as to the tax qualified status of the ESOP upon its termination under Section 401(a) of the IRC (the "Final Determination Letter"), distributions of the benefits under the ESOP shall be made to the ESOP Participants. From and after the date of this Agreement, in anticipation of such termination and distribution, Ridgewood and its representatives before the Merger Effective Date, and Boiling Springs and its representatives after the Merger Effective Date, shall use their best efforts to apply for and to obtain such favorable Final Determination Letter from the IRS. If Ridgewood and its representatives, before the Merger Effective Date, and Boiling Springs and its representatives, after the Merger Effective Date, reasonably determine that the ESOP cannot obtain a favorable Final Determination Letter, or that the amounts held therein cannot be so applied, allocated or distributed without causing the ESOP to lose its tax- qualified status, Ridgewood before the Merger Effective Date, and Boiling Springs after the Merger Effective Date, shall take such action as they may reasonably determine with respect to the distribution of benefits to the ESOP Participants, provided that the assets of the ESOP shall be held or paid only for the benefit of the ESOP Participants, as determined on the Merger Effective Date, and provided further that in no event shall any portion of the amounts held in the ESOP revert, directly or indirectly, to Ridgewood or to Boiling Springs or any affiliate thereof. At the time distribution of benefits is made under the ESOP on or after the Merger Effective Date, at the election of the ESOP Participant, the amount thereof that constitutes an "eligible rollover distribution" (as defined in Section 402(f)(2)(A) of the IRC) may be rolled over by such ESOP Participant to any qualified Boiling Springs benefit plan that permits rollover distributions or to any eligible individual retirement account.

         (e) The Ridgewood Savings Bank of New Jersey 401(k) Plan (the "401(k) Plan") shall be terminated as of, or prior to, the Merger Effective Date, and in connection therewith the accounts held for those employees of Ridgewood who are Ridgewood 401(k) Plan participants and beneficiaries (the "401(k) Plan Participants") shall be fully vested on the date of such termination. As soon as practicable after receipt of a favorable determination letter from the IRS as to the tax- qualified status of the 401(k) Plan under Sections 401(a) and 501(a) of the IRC upon its termination (the "401(k) Determination Letter"), all remaining account balances held under the 401(k) Plan shall be distributed to, or rolled over by, 401(k) Plan Participants pursuant to the distribution options available to participants under the 401(k) Plan who terminate employment or otherwise separate from service. Ridgewood and its representatives prior to the Merger Effective Date, and Boiling Springs and its representatives after the Merger Effective Date, shall use their best efforts to apply for and obtain such 401(k) Determination Letter from the IRS. In the event that Ridgewood and its representatives prior to the Merger Effective Date, and Boiling Springs and its representatives after the Merger Effective Date, reasonably determine that the 401(k) Plan cannot obtain a favorable 401(k) Determination Letter, Ridgewood and its representatives prior to the Merger Effective Date and Boiling Springs and its representatives after the Merger Effective Date, shall take such actions as they may reasonable determine, with respect to the distribution of benefits to the 401(k) Plan Participants, provided that the assets of the 401(k) Plan shall be held or paid only for the benefit of such 401(k) Plan Participants.

         (f) Boiling Springs and Ridgewood Savings shall honor all obligations under the employment agreements and other arrangements set forth in Ridgewood Disclosure Schedule 5.11(f) and shall make the payments required thereunder as set forth in Ridgewood Disclosure Schedule 5.11(f). Boiling Springs will offer the president of Ridgewood Savings Bank a consulting agreement in the form attached to Ridgewood Disclosure Schedule 5.11(f), and payments to be made thereunder shall be in lieu of amounts otherwise payable to her under her employment agreement.

         (g) Bancorp will operate Ridgewood Savings as a division of the Bank for at least two years after the Merger Effective Date. It is the current intention of Bancorp to operate Ridgewood Savings as a division of the Bank for three years after the Merger Effective Date. The current Executive Vice President and Chief Operating Officer of Ridgewood Savings shall serve as the division head for such period of time that it is operated as a division of Bank, pursuant to a mutually acceptable three-year employment agreement. Such employment agreement, when executed, will replace and supercede the employment agreement between such individual and Ridgewood Savings. Effective as of the first meeting of the Board of Directors of Bank, Bancorp and MHC following the Merger Effective Date, at least one director of Ridgewood Savings designated by Boiling Springs shall be appointed to each of the Board of Directors of Bank, Bancorp and MHC to serve a term that expires no earlier than the annual meeting following the year ended December 31, 2002.

         (h) Until the Merger Effective Date, Ridgewood shall be liable for all obligations for continued health coverage pursuant to Section 4980B of the IRC and Sections 601 through 609 of ERISA ("COBRA") with respect to each Ridgewood Savings qualifying beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) before the Merger Effective Date. Boiling Springs shall be liable for (i) all obligations for continued health coverage under COBRA with respect to each Ridgewood Savings qualified beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) from and after the Merger Effective Date, and (ii) for continued health coverage under COBRA from and after the Merger Effective Date for each Ridgewood Savings qualified beneficiary who incurs a qualifying event before the Merger Effective Date.

         (i) As of the Merger Effective Date, the Directors' Retirement Plan and the Supplemental Retirement Plan for Senior Officers shall be terminated and all payments thereunder shall be made in a lump sum by Ridgewood, as set forth in Ridgewood Disclosure Schedule 5.11(i). In addition, other benefits as disclosed on Schedule 5.11(i) shall continue to be provided to such Ridgewood directors while they serve on the Advisory Board of Directors.

         Section 5.12. Duty to Advise; Duty to Update Boiling Springs' Disclosure Schedules. Boiling Springs shall promptly advise Ridgewood of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Boiling Springs shall update Boiling Springs' Disclosure Schedules as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Boiling Springs Disclosure Schedule. The delivery of such updated Schedules shall not relieve Boiling Springs from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Section 6.01(c) hereof.

                                   ARTICLE VI
                                   CONDITIONS

         Section 6.01. Conditions to Obligations of Ridgewood Under this Agreement. The obligations of Ridgewood under this Agreement shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Ridgewood pursuant to Section 8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of Boiling Springs to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Boiling Springs and Ridgewood Financial shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of Boiling Springs required by this Agreement to be performed by Boiling Springs at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of Boiling Springs in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

         (d) Approvals of Regulatory Authorities. The Bank Merger, the MHC Merger and the Mid-Tier Merger shall have received all required approvals of Regulatory Authorities and all notice and waiting periods required thereunder shall have expired or been terminated.

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) Officer's Certificate. Boiling Springs shall have delivered to Ridgewood Financial a certificate, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections
(a) through (f) and (i) of this Section 6.01 have been satisfied, to the best knowledge of the officer executing the same;

         (g) Opinion of Boiling Springs 's Counsel. Ridgewood Financial shall have received an opinion of Muldoon Murphy and Faucette, LLP, counsel to Boiling Springs, dated the Closing Date, to the effect set forth on Exhibit 6.1 attached hereto; and

         (h) Approval of Ridgewood Financial's Stockholders and Ridgewood Savings Depositors. This Agreement and the transactions contemplated hereby shall have been approved by;

                  (i) the stockholders of Ridgewood Financial by such vote as is required under applicable laws of New Jersey and regulations and policy of the Regulatory Authorities, Ridgewood Financial's certificate of incorporation and bylaws, and under Nasdaq requirements applicable to it; and

                  (ii) to the extent required by the Regulatory Authorities, by the depositors of Ridgewood Savings by such vote as is required.

         (i) Funds Deposited with the Exchange Agent. On or prior to the Closing Date, Bancorp shall have deposited or caused to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the Ridgewood Financial stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 of this Agreement.

         (i) Updated Fairness Opinion. Prior to the mailing of the Proxy Statement, Ridgewood shall have received the Updated Fairness Opinion.

         Section 6.02. Conditions to the Obligations of Boiling Springs Under this Agreement. The obligations of Boiling Springs hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Boiling Springs pursuant to Section 8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of, Ridgewood MHC, Ridgewood Financial and Ridgewood Savings to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Ridgewood MHC, Ridgewood Financial and Ridgewood Savings; and Boiling Springs shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of Ridgewood required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of Ridgewood in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

         (d) Approvals of Regulatory Authorities. The Merger and the formation of any required interim savings banks required in connection therewith shall have received all required approvals of Regulatory Authorities (without the imposition of any conditions that are in Boiling Springs' reasonable judgment unduly burdensome, excluding standard conditions that are normally imposed by the Regulatory Authorities in merger transactions); and all notice and waiting periods required thereunder shall have expired or been terminated.

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) No Material Adverse Effect. Since December 31, 1999, there shall not have occurred any Material Adverse Effect with respect to Ridgewood Financial and Ridgewood Savings;

         (g) Officer's Certificate. Ridgewood MHC, Ridgewood Financial and Ridgewood Savings shall have delivered to Boiling Springs a certificate, dated the Closing Date and signed, without personal liability, by the chairman of the board or president of each, to the effect that the conditions set forth in subsections (a) through (f) of this Section 6.02 have been satisfied, to the best knowledge of the officer executing the same; and

         (h) Opinions of Counsel. Boiling Springs shall have received an opinion of Malizia, Spidi & Fisch, P.C., counsel to Ridgewood Financial and Ridgewood MHC, dated the Closing Date, to the effect set forth on Exhibit 6.2 attached hereto.

                                   ARTICLE VII
                        TERMINATION, WAIVER AND AMENDMENT

         Section 7.01 Termination. This Agreement may be terminated on or at any time prior to the Closing Date:

         (a) By the mutual written consent of the parties hereto;

         (b) By either Boiling Springs, Ridgewood Financial or Ridgewood MHC acting individually:

                  (i) if there shall have been a material breach of any representation, warranty, covenant or other obligation of the other party and the breach cannot be, or shall not have been, remedied within 30 days after receipt by such other party of notice in writing specifying the nature of such breach and requesting that it be remedied;

                  (ii) if the Closing Date shall not have occurred on or before December 31, 2001, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this

Agreement to perform or observe its obligations set forth in this Agreement required to be performed or observed by such party on or before the Closing Date; provided, however, the parties shall in good faith agree to extend such deadline for a period of an additional 120 days thereafter in the event that such parties determine that it is reasonably likely that such Closing Date will in fact occur during such extension period.

                  (iii) if either party has been informed in writing by a Regulatory Authority whose approval or consent has been requested that such approval or consent is denied, or is granted subject to any material change in the terms of the Agreement, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein required to be performed or observed by such party on or before the Closing Date;

                  (iv) if the approval of the stockholders of Ridgewood Financial and any approval of the depositors of Ridgewood Savings required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or depositors, as the case may be, or at any adjournment or postponement thereof; or

         (c) By Boiling Springs if (i) as provided in Section 5.10(a)(vii), the Board of Directors of Ridgewood MHC or Ridgewood Financial withdraws its recommendation of this Agreement, fails to make such recommendation or modifies or qualifies its recommendation in a manner adverse to Boiling Springs, or (ii) in reliance on Section 5.06 of this Agreement, Ridgewood MHC or Ridgewood Financial enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a Superior Proposal.

         (d) By Ridgewood Financial or Ridgewood MHC, upon two days' prior notice to Boiling Springs, if, as a result of a Superior Proposal, the Board of Directors of Ridgewood
Financial or Ridgewood MHC determines, in good faith and in consultation with counsel, that its fiduciary duties require that such Superior Proposal be accepted.

         Section 7.02. Effect of Termination. (a) Except as otherwise provided in this Agreement, if this Agreement is terminated pursuant to Section 7.01 hereof, this Agreement shall forthwith become void (other than Section 5.02(a) and Section 8.01 hereof, which shall remain in full force and effect), and there shall be no further liability on the part of Boiling Springs or Ridgewood to the other, except that no party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

         (b) As a condition of Boiling Springs' willingness, and in order to induce Boiling Springs to enter into this Agreement and to reimburse Boiling Springs for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, Ridgewood Financial (or Ridgewood MHC) will make an aggregate cash payment to Boiling Springs of $1.0 million (the "Expense Fee") if Boiling Springs has terminated this Agreement pursuant to Section 7.01(c) or Ridgewood Financial or Ridgewood MHC has terminated this Agreement pursuant to Section 7.01(d), and in such event Ridgewood Financial and Ridgewood MHC shall have no further liability to Boiling Springs. Any payment required under this Section

7.02(b)  shall be paid by  Ridgewood  Financial  (or  Ridgewood  MHC) to Boiling
Springs (by wire transfer of immediately available funds to an account designated by Boiling Springs) within five business days after written demand by Boiling Springs.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.01. Expenses. (a) Except as provided herein, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel.

         (b) In the  event of any  termination  of this  Agreement  pursuant  to
Section 7.01(b)(i) hereof because of a breach of this Agreement by one of the parties, in addition to any other damages and remedies that may be available to the non-breaching party, the non-breaching party shall be entitled to payment of, and the breaching party shall pay to the non-breaching party, all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable legal, accounting and investment banking fees and expenses, incurred by the non-breaching party in connection with entering into this Agreement and carrying out of any and all acts contemplated hereunder; provided, however, that this clause shall not be construed to relieve or release a breaching party from any additional liabilities or damages arising out of its willful breach of any provision of this Agreement.

         (c) Notwithstanding anything to the contrary set forth in this Agreement, if the Agreement is terminated for any reason other than: (i) a breach of the Agreement by Ridgewood, (ii) the failure of Ridgewood to obtain stockholder (and if required, Ridgewood Savings depositor) approval, or (iii) pursuant to Section 7.01(c) or (d), then Boiling Springs shall pay to Ridgewood Financial an amount in cash equal to all out-of-pocket costs and expenses of Ridgewood Savings and Ridgewood Financial incurred in connection with the merger agreement between Provident Savings Bank and Ridgewood, dated August 28, 2000, as contained at the Ridgewood Disclosure Schedules at Section 3.03 ("Provident Merger Agreement") and between Ridgewood and Boiling Springs related to this Agreement, including, without limitation, reasonable legal, accounting and investment banking fees and expenses incurred by Ridgewood Financial and Ridgewood Savings in connection with entering into the Provident Merger Agreement and this Agreement, and carrying out any act contemplated hereunder up to a maximum aggregate payment of $350,000, provided however, that this paragraph (c) shall not be construed to relieve or release Boiling Springs from any additional liabilities or damages arising out of its willful breach of any provision of this Agreement.

         (d) In the event that this Agreement is terminated by any party pursuant to Section 7.01(b)(iii) hereof, Bancorp or Bank shall pay to Ridgewood Financial a cash amount equal to $500,000, promptly after written demand by Ridgewood; provided, however, that if Ridgewood MHC, Ridgewood Financial or Ridgewood Savings (or any successor in interest resulting from the conversion of Ridgewood, MHC to stock form) enters into a merger, acquisition, consolidation or other form of business combination agreement (or enters into a letter of intent with respect to any such agreement) with any party not a party to this Agreement within six months after the date of termination of this Agreement pursuant to which each issued and outstanding share of Ridgewood Financial Common Stock (except the shares held by Ridgewood MHC) would be exchanged cash, stock or other consideration, either alone or in combination, then Ridgewood, MHC, Ridgewood Financial or Ridgewood Savings (or any successor in interest resulting from the conversion of Ridgewood, MHC to stock form) shall repay to Boiling Springs in cash the full amount of such $500,000 payment promptly after written demand by Boiling Springs.

         Section 8.02. Non-Survival of Representations and Warranties. All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants, other than those covenants set forth in Sections 5.05 and 5.11, which will survive the Merger, shall terminate on the Closing Date.

         Section 8.03. Amendment, Extension and Waiver. Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of either party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI hereof or otherwise. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed, by duly authorized officers, on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         Section 8.04. Entire Agreement. Except as set forth in this Agreement, this Agreement, including the documents and other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. Except as set forth in this Agreement, this Agreement supersedes all prior arrangements and understandings between the parties, both written or oral with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 2.02(b)(i), 2.03,
5.05 and 5.11(c), (f) and (i).

         Section 8.05. No Assignment. Neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

         Section 8.06. Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:

                  (a)      If to Boiling Springs to:

                           Boiling Springs Savings Bank
                           25 Orient Way
                           Rutherford, New Jersey   07070
                           Attn:    Edward C. Gibney
                                    President and CEO
                           Fax:     (201)939-3957

         with a copy to:

                           Muldoon, Murphy & Faucette, LLP
                           5101 Wisconsin Avenue, NW
                           Washington, DC   20016
                           Attn:    Douglas P. Faucette, Esq.
                           Fax:     (202)966-9409


                  (b)      If to Ridgewood  to:

                           Ridgewood Savings Bank of New Jersey
                           55 North Broad Street
                           Ridgewood, New Jersey 07450
                           Attn:    Susan E. Naruk
                                    President, and Chief Executive Officer
                           Fax:     (201) 445-6556

         with a copy to:

                           Malizia Spidi & Fisch, PC
                           1100 New York Avenue, N.W.
                           Suite 340 West
                           Washington, DC 20005
                           Attn:    Samuel J. Malizia, Esq.
                           Fax:     (202) 434-4661

         Section 8.07. Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         Section 8.08. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 8.09. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. If however, any provision of this Agreement is held invalid by a court of competent jurisdiction, then the parties hereto shall in good faith amend this Agreement to include an alternative provision that accomplishes a result that is as substantially similar to the result originally intended as possible.

         Section 8.10. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic internal law (including the law of conflicts of law) of the State of New Jersey, except to the extent that Federal law shall be deemed to preempt such State law..

         Section 8.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                    BOILING SPRINGS  SAVINGS BANK

                             By:      /s/ Edward C. Gibney
                                      ------------------------------------------
                                      Edward C. Gibney
                                      Chief Executive Officer, and President

                    BOILING SPRINGS BANCORP

                             By:      /s/ Edward C. Gibney
                                      ------------------------------------------
                                      Edward C. Gibney
                                      Chief Executive Officer, and President

                    BOILING SPRINGS, MHC

                             By:      /s/ Edward C. Gibney
                                      ------------------------------------------
                                      Edward C. Gibney
                                      Chief Executive Officer, and President

                    RIDGEWOOD FINANCIAL, INC.

                             By:      /s/ Susan E. Naruk
                                      ------------------------------------------
                                      Susan E. Naruk
                                      President and Chief Executive Officer


                    RIDGEWOOD SAVINGS BANK OF NEW JERSEY

                             By:      /s/ Susan E. Naruk
                                      ------------------------------------------
                                      Susan E. Naruk
                                      President and Chief Executive Officer


                    RIDGEWOOD FINANCIAL, MHC

                             By:      /s/ Susan E. Naruk
                                      ------------------------------------------
                                      Susan E. Naruk
                                      President and Chief Executive Officer

                                   APPENDIX B


                                FAIRNESS OPINION

                       [Ryan, Beck & Co. LLC Letterhead]

May 1, 2001



The Board of Directors
Ridgewood Financial, Inc.
1124 East Ridgewood Ave.
Ridgewood, NJ 07450

The Board of Directors
Ridgewood Financial, MHC
1124 East Ridgewood Ave.
Ridgewood, NJ 07450

Members of the Boards:

You have requested our opinion as investment bankers that the consideration to be received in the Merger (the "Merger") between Ridgewood Financial, Inc. ("Ridgewood Financial"), Ridgewood Financial, MHC ("Ridgewood MHC"), Ridgewood Savings Bank of New Jersey ("Ridgewood Savings") and Boiling Springs Bancorp ("Boiling Springs Bancorp"), Boiling Springs Savings Bank ("Boiling Springs Savings") and Boiling Springs, MHC ("Boiling Springs MHC"), pursuant to the Agreement and Plan of Merger dated December 14, 2000 ("Merger Agreement") is fair to the minority shareholders of Ridgewood Financial Common Stock from a financial point of view. You have also requested our opinion as to the fairness of the Depositor Conversion, as hereinafter defined, from a financial point of view to the members of Ridgewood MHC as depositors of Ridgewood Savings. You have requested that we review these opinions on an inseparable basis and not evaluate the fairness to minority shareholders of Ridgewood Financial or members of Ridgewood MHC separately.

Pursuant to the Merger Agreement, on the Effective Date, Ridgewood Financial, a New Jersey corporation shall merge with Boiling Springs Bancorp Merger Sub (a wholly owned subsidiary of Boiling Springs Bancorp), with Ridgewood Financial as the surviving entity; Ridgewood MHC will merge with Boiling Springs MHC, with Boiling Springs MHC as the surviving entity; Ridgewood Financial will merge or consolidate with Boiling Springs Bancorp, with Boiling Springs Bancorp as the surviving entity; Ridgewood Savings, would merge with and into Boiling Springs Savings, with Boiling Springs Savings as the surviving institution, and Boiling Springs

Ridgewood Financial Inc.
May 1, 2001
Page 2


Savings will remain a subsidiary of Boiling Springs Bancorp. On the Merger Effective Date, each issued and outstanding share of Ridgewood Financial Common Stock held by Ridgewood MHC shall be cancelled and shall cease to be outstanding. Each issued and outstanding share of Ridgewood Financial Common Stock (except shares formerly held by Ridgewood MHC) shall be converted into the right to receive $18.00 in cash and the interests of depositors of Ridgewood Savings in Ridgewood MHC will be converted into interests of the same nature in Boiling Springs MHC (the "Depositor Conversion").

Ryan, Beck & Co., LLC. as a customary part of its investment banking business, is engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In conducting our investigation and analysis of the Merger, we have met with members of senior management of Ridgewood Financial to discuss Ridgewood Financial's operations, historical financial statements, strategic plans and future prospects. We have reviewed and analyzed material prepared in connection with the Merger, including but not limited to the following: (i) the Merger Agreement and related documents; (ii) Ridgewood Financial's Annual Reports to Shareholders and Annual Reports on Form 10-KSB for the years ended December 31, 2000, 1999 and 1998 and Ridgewood Financial's Quarterly Reports on Form 10-QSB for the periods ended September 30, 2000, June 30, 2000, March 31, 2000, September 30, 1999 June 30, 1999 and March 31, 1999; (iii) Boiling Springs MHC's Audited Financial Statements for the years ended April 30, 2000 and 1999 and Call Reports filed with the Federal Deposit Insurance Corporation by Boiling Springs Savings Bank for the quarters ended March 31, 2001, December 31, 2000, September 30, 2000, June 30, 2000 and March 31, 2000; (iv) certain operating and financial information provided to Ryan, Beck by the management of Ridgewood Financial relating to its business and prospects; (v) the publicly available financial data of thrift organizations which Ryan, Beck deemed generally comparable to Ridgewood Financial; (vi) the historical stock prices and trading volume of Ridgewood Financial's common stock; (vii) an analysis of the pro forma impact on stockholders of Ridgewood Financial and depositors of Ridgewood Savings of alternative strategies as an independent institution, including the option of remaining in mutual holding company form and various options regarding the timing and pro forma impact of a second step conversion; (viii) the financial terms of other recently completed second step conversions of mutual holding companies and (ix) Boiling Springs MHC's financial condition as of March 31, 2001 with respect to Boiling Springs MHC's ability to complete the merger from a cash and capital perspective, and the expected non-dilutive impact of the Merger on pro forma dollars of tier 1 capital per $1,000 of deposits versus that of Ridgewood Financial. We also conducted or reviewed such other studies, analyses, inquiries and examinations as we deemed appropriate.

While we have taken care in our investigation and analyses, we have relied upon and assumed the accuracy, completeness and fairness of the financial and other information provided to us by the respective institutions or which was publicly available and have not assumed any responsibility for independently verifying such information. We have also relied upon the

Ridgewood Financial Inc.
May 1, 2001
Page 3


management of Ridgewood as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefor) provided to us and in certain instances we have made certain adjustments to such financial and operating forecasts which in our judgment were appropriate under the circumstances. In addition, we have assumed with your consent that such forecasts and projections reflect the best currently available estimates and judgments of management. Ryan, Beck is not an expert in evaluating loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses. Therefore, Ryan, Beck has not assumed any responsibility for making an independent evaluation of the adequacy of the allowance for loan losses set forth in the balance sheets of Ridgewood Financial and Boiling Springs MHC at December 31, 2000, and Ryan, Beck assumed such allowances were adequate and complied fully with applicable law, regulatory policy, sound banking practice and policies of the Securities and Exchange Commission as of the date of such financial statements. We also assumed that the Merger in all respects is, and will be consummated in compliance with all laws and regulations applicable to Ridgewood Financial and Boiling Springs. In rendering our opinion, we have assumed that in the course of obtaining the necessary regulatory approvals, no adverse conditions will be imposed on Boiling Springs. We have not made or obtained any independent evaluations or appraisals of the assets and liabilities of either Ridgewood Financial or Boiling Springs MHC or their respective subsidiaries, nor have we reviewed any individual loan files of Ridgewood Financial or Boiling Springs MHC or their respective subsidiaries.

In conducting our analysis and arriving at our opinion as expressed herein, we have considered such financial and other factors, as we have deemed appropriate in the circumstances. Our opinion is necessarily based on economic, market and other conditions and projections as they exist and can be evaluated on the date hereof.

We have been retained by the Board of Directors of Ridgewood Financial and Ridgewood MHC as an independent contractor to act as financial advisor to Ridgewood Financial and Ridgewood MHC with respect to the Merger and we will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We will also receive a fee for rendering the opinion to be included in the Proxy Statement for Ridgewood Financial's special meeting of shareholders with respect to the merger. Ryan Beck has not had an investment banking relationship with Boiling Springs. Ryan, Beck has had an investment banking relationship with Ridgewood Financial and Ridgewood MHC. Ryan, Beck was the sole manager of Ridgewood Savings' conversion from mutual to mutual holding company status. Ryan, Beck's research department does not provide published investment analysis on Ridgewood Financial other than inclusion of a full conversion worksheet as part of a periodic review of mutual holding companies. However, Ryan, Beck does make a market in Ridgewood Financial's common stock.

In the ordinary course of our business as a broker-dealer, we may actively trade equity securities of Ridgewood Financial for our own account and the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

Ridgewood Financial Inc.
May 1, 2001
Page 4


Our opinion is directed to the Board of Directors of Ridgewood Financial and Ridgewood MHC and does not constitute a recommendation to any shareholder of Ridgewood Financial as to how such shareholder should vote at any shareholder meeting held in connection with the Merger.

Based upon and subject to the foregoing it is our opinion as investment bankers that the consideration in the Merger as provided and described in the Merger Agreement is fair to the minority holders of Ridgewood Financial common stock from a financial point of view and the Depositor Conversion is fair to members of Ridgewood MHC, as depositors of Ridgewood Savings from a financial point of view.

Very truly yours,



/s/Ryan, Beck & Co., LLC.
-------------------------
Ryan, Beck & Co., LLC.

                                   APPENDIX C


                             AUDIT COMMITTEE CHARTER

                                                                      APPENDIX C
                                                                      ----------

                            Ridgewood Financial, Inc.

            Charter of the Audit Committee of the Board of Directors
                (approved by Committee and Board, June 26, 2000)

I)  Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II)  Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the NASD Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III)  Audit Committee Responsibilities and Duties

         Review Procedures
         -----------------

         1) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3) In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors, and the internal auditing department together with management's responses.

         4) Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with American Institute of Certified Public Accountants Statement on Auditing Standards 61 (SAS 61) The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors
         --------------------

         5) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6) Approve the fees and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

         7) On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         8) Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

         10) Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Internal Audit Department and Legal Compliance
         ----------------------------------------------

         11)      Review  the  budget,   plan,  changes  in  plan,   activities,
                  organizational structure, and qualifications of the internal audit department, as needed.

         12) Review the appointment, performance, and replacement of the senior internal audit executive.

         13) Review reports prepared by the internal audit department together with management's response and follow-up to these reports.

         14) On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities
         --------------------------------------

         15) Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         16) Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         17) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         Other Optional Charter Disclosures
         ----------------------------------

         18) Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

         19)      Periodically   perform   self-assessment   of  audit committee
                  performance.

         20) Review financial and accounting personnel succession planning within the company.

         21) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interests.

                                   APPENDIX D


                            ANNUAL REPORT INFORMATION

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         Ridgewood Financial's common stock began trading on the NASDAQ National Market under the trading symbol of "RSBI"on January 8, 1999. The following table reflects high and low bid quotations. The quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission, and may not represent actual transactions.


                                                                    Dividends
                         Date                 High ($)  Low ($)    Declared($)
                         ----                 --------  -------    -----------
January 8, 1999 to March 31, 1999                11.88    7.88          --
April 1, 1999 to June 30, 1999                    8.44    6.75          --
July 1, 1999 to September 30, 1999                7.00    6.38          --
October 1, 1999 to December 31, 1999              7.00    5.50          --
January 1, 2000 to March 31, 2000                 6.39    4.79         .04
April 1, 2000 to June 30, 2000                    5.77    5.03         .04
July 1, 2000 to September 30, 2000               17.11    5.38         .04
October 1, 2000 to December 31, 2000             17.77   15.86         .04


         The number of shareholders of record of common shares of the record date of May 3, 2001, was approximately 700. This does not reflect the number of persons or entities who held stock in nominee or "street" name through various brokerage firms. At May 3, 2001, there were 3,180,000 common shares outstanding. We may not declare or pay a cash dividend on any of our shares if the effect of the declaration or payment of dividends would cause our regulatory capital to be reduced below (1) the amount required for the liquidation account established in connection with the reorganization, or (2) the regulatory capital requirements imposed by our federal and state regulators.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words "believes", "anticipates", "contemplates", "expects", and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in interest rates, risks associated with the ability to control costs and expenses, competition from both financial and non-financial institutions, general economic conditions, and changes un applicable laws and regulations. We undertake no obligation to publicly release the results of any revisions to those forward looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

         References  in  this   discussion  to  "we,"  "us,"  and  "our,"  refer
collectively to Ridgewood Financial, Inc. and Ridgewood Savings Bank of New Jersey.

Overview

         On December 14, 2000, we entered into a merger agreement with Boiling Springs Bancorp, Boiling Springs MHC and Boiling Springs Savings Bank (collectively, Boiling Springs), to exchange each share of our common stock held by the public shareholders, other than Ridgewood Financial, MHC. for $18 per share. Previously, on August 28, 2000, we entered into a similar merger agreement with Provident Savings Bank ("Provident") at a price of $15.00 per share. The merger agreement with Provident included a customary non-solicitation of other offers provision, which required the payment of $1.0 million by us upon entering into the agreement with Boiling Springs. Subsequent to the signing of the merger agreement with Boiling Springs, we paid Provident $1.0 million, which was included in non- interest expense as non-recurring merger related expenses, in the fourth quarter of December 31, 2000. The merger agreement is subject to several contingencies, including the receipt of regulatory approval and the approval of our shareholders. We expect the merger transaction to be consummated during the second quarter of 2001.

Financial Condition

         At December 31, 2000, total assets increased $11.2 million to $288.0 million from $276.8 million at December 31, 1999. The increase in total assets resulted from increases in federal funds sold and loans receivable, net that were offset by a reduction of our mortgage-backed securities portfolios. We funded the $11.2 million of new assets by using a combination of funds from maturities and sales of mortgage-backed securities, new borrowings and new deposits.

         Federal funds sold increased $10.9 million to $14.8 million at December 31, 2000 from $3.9 million at December 31, 1999. Such funds will be used for future loan demand.

         Loans receivable, net grew $17.1 million to $184.6 million at December 31, 2000 from $167.5 million at December 31, 1999. The growth in our loan portfolio was primarily due to increases in our one-to-four family loan portfolio of $11.2 million, home equity loans of $3.7 million, and commercial loans of $1.3 million, respectively. Such increases were due to a very strong local housing economy and our competitive pricing of loan products.

         At December 31, 2000, mortgage-backed securities held to maturity decreased $2.4 million to $14.9 million from $17.3 million at December 31, 1999. The decrease primarily reflects principal collected on such securities. Additionally at December 31, 2000, mortgage-backed securities available for sale decreased $11.2 million to $17.1 million from $28.3 million at December 31, 1999. Such decrease reflects $5.1 million of principal collected and $6.4 million from proceeds of sales.

         At December 31, 2000, total liabilities increased $10.4 million to $262.6 million from $252.2 million. Of such increase, interest-bearing deposits increased $30.2 million offset by a decrease in borrowed funds of $19.8 million. The growth in interest bearing deposits was primarily due to the growth in our certificates of deposits. At December 31, 2000, certificates of deposits increased $32.6 million to $178.4 million from $145.8 million at December 31, 1999. During the latter part of the year in conjunction with the opening of our new headquarters and branch on May 1, 2000, we promoted our deposit products through newspaper advertising and the marketing efforts of our staff.

         Borrowed funds are comprised of advances from the Federal Home Loan Bank of New York ("FHLB"). During the year, we used $46.8 million of our funds to pay off a combination of maturing and callable FHLB advances and replaced such advances with $27.0 million of new borrowed funds.

         Our net worth increased $800,000 to $25.4 million at December 31, 2000 from $24.6 million at December 31, 1999. The increase in our net worth at December 31, 2000 reflected a decrease of $1.6 million in accumulated other comprehensive loss which was offset by a net loss of $515,000. The decrease in other comprehensive accumulated loss resulted from the fluctuation in market value of our investment in available for sale securities. Because of interest rate volatility, accumulated other comprehensive loss and shareholders' equity could materially fluctuate for each interim period and year- end period.

Analysis of Net Interest Income

         Our results of operations are primarily dependent on our net interest income, which is the difference between the interest income earned on our assets, primarily loans and investments, and the interest expense on our liabilities, primarily deposits and borrowings. Net interest income may be affected significantly by general economic and competitive conditions and policies of regulatory agencies, particularly those with respect to market interest rates. The results of our operations are also influenced by the level of non-interest expenses, such as employee salaries and benefits and other income, such as loan-related fees, and gains and losses on the sale of securities and loans.

         Net (Loss) Income. Net loss for the year ended December 31, 2000 totaled $515,000 as compared to net income of $309,000 for the year ended December 31, 1999. The net loss from operations is primarily due to the incurrence of $1.3 million of non-recurring merger related expenses.

         Net Interest Income. Net interest income (on a tax equivalent basis) before provision for loan losses remained relatively unchanged for the year ended December 31, 2000 as compared to December 31, 1999. For the year ended December 31, 2000, net interest income before provision for loan losses totaled $5.6 million compared to $5.5 million at December 31, 1999. However, despite the higher interest rate environment in fiscal 2000, we were able to keep our interest rate spread relatively constant. For the year ended December 31, 2000, the interest rate spread was 2.05% compared to 2.02% for the year ended December 31, 1999.

         Interest Income. Interest income on a tax equivalent basis for the year ended December 31, 2000 increased $1.7 million to $19.1 million from $17.4 million for the year ended December 31, 1999. The increase was primarily due to a combination of higher average yields on interest earning assets and average balances in loans receivable offset by a decrease in the average balance of securities available for sale and other interest earning assets. For the year ended December 31, 2000, the average yield (on a tax equivalent basis) on interest earning assets increased 39 basis points to 7.12% from 6.73% for the year ended December 31, 1999.

         For the year ended December 31, 2000, interest income on loans receivable increased $3.1 million to $13.0 million from $9.9 million for the same period in 1999. Such increase was a result of our ability to increase average loan receivables $45.4 million to $179.4 million as of December 31, 2000 from $134.0 million as of December 31, 1999. However, such increase in interest income was somewhat offset by a 15 basis point decline in the average yield on loans receivable to 7.26% for the year ended December 31, 2000 from 7.41% for the year ended December 31, 1999. Decreases in the average yields were due to lower interest rates on originated loans and the continuation of prepayments by borrowers and the amortization on such loans.

         Average securities available for sale decreased $26.3 million as of December 31, 2000 to $61.5 million from $87.8 million as of December 31, 1999, which resulted in a decline of $1.2 million in interest income on available for sale securities. However, the average yield on this portfolio increased 74 basis points to 6.86% for the year ended December 31, 2000 from 6.12% for the year ended December 31, 1999.

         Interest Expense. Total interest expense for the year ended December 31, 2000 increased $1.6 million to $12.9 million from $11.3 million for the same fiscal period in 1999. In addition to higher average balances on interest earning deposits, interest rates on certificates of deposits and borrowed funds increased sharply during fiscal 2000, which forced us to reprice deposits and other funding sources at much higher costs. For the year ended December 31, 2000 the average cost of funds for interest bearing liabilities increased 36 basis points to 5.07% from 4.71% for the year ended December 31, 1999.

         For the year ended December 31, 2000, interest expense on certificates of deposits increased $1.4 million to $8.9 million from $7.5 million for the year ended December 31, 1999. Such increase was a result of our ability to increase average certificates of deposits $13.2 million to $157.4 million as of December 31, 2000 from $144.2 million as of December 31, 1999 coupled with a 50 basis point increase in cost of funds from last year. For the year ended, December 31, 2000, average cost of funds for certificates of deposits were 5.67% compared to 5.17% for the year ended December 31, 1999.

         Additionally, though average borrowings decreased $800,000 during fiscal 2000, cost of funds increased 37 basis points over last year, which caused interest expense on borrowings to increase $115,000 from prior year. Average borrowed funds for the year ended December 31, 2000 totaled $43.6 million compared to $44.4 million for the year ended December 31, 1999. Costs of funds for average borrowings for the year ended December 31, 2000 were 5.87% compared to 5.50% for the year ended December 31, 1999.

         Provision for loan losses. For the year ended December 31, 2000, the provision for loan losses decreased $16,000, as a result of non-performing loans decreasing $133,000 from fiscal 1999. During 2000, such loans were reclassified to the current loans status. Management continually evaluates the adequacy of the allowance for loan losses, which encompasses the overall risk characteristics of the various portfolio segments, past experience with losses, the impact of economic conditions on borrowers and other relevant factors which may come to the attention of management. Although we maintain our allowance for loan losses at a level that we consider to be adequate to provide for the inherent risk of loss in our loan portfolio, there can be no assurance that future losses will not exceed estimated amounts or that additional provisions for loan losses will not be required in future periods.

         Non-interest income. Total non-interest income for the year ended December 31, 2000 increased $1.1 million to $224,000 from a non-interest net loss of $904,000 for the year ended December 31, 1999. For the current year, non-interest income does not include a loss of $1.1 million on available for sale mortgage-backed securities (collateralized mortgage obligations) portfolio which was recognized in fiscal 1999.

         Non-interest expenses. Total non-interest expense for the year ended December 31, 2000 increased $1.8 million to $6.3 million from $4.5 million for the same 1999 fiscal period. The most significant increases in non-interest expenses for the current fiscal year were primarily attributable to non-recurring merger related expenses of $1.3 million. Additionally, due to the opening of our new headquarters and branch on May 1, 2000, we incurred increased expenses in salaries and benefits, occupancy and equipment, and advertising and promotion.

         Income taxes. We recognized an income tax expense of $4,000 for the year ended December 31, 2000 as opposed to an income tax benefit of $319,000 for the year ended December 31, 1999. Income tax expense primarily reflects the tax effect of non-deductible merger expenses offset by the benefit of tax-exempt income. See Note 12 to our consolidated financial statements.

Liquidity And Capital Resources

         Our primary sources of funds include savings, deposits, loan repayments and prepayments, cash flow from operations and borrowed funds, primarily FHLB advances. We use our capital resources principally to fund loan origination and purchases, repay maturing borrowings, purchase investments, and for short-term liquidity needs. We expect to be able to fund or refinance, on a timely basis, our commitments and long-term liabilities. As of December 31, 2000, we had commitments to extend credit of $18.9 million. Certificate of deposit accounts scheduled to mature in less than one year from December 31, 2000 totaled $103.0 million. We expect that we will retain a majority of maturing certificate accounts.

         Our liquid assets consist of cash and cash equivalents, which include investments in highly short- term investments. The level of these assets are dependent on our operating, financing and investment activities during any given period. At December 31, 2000, cash and cash equivalents total $17.3 million.

         Net cash provided by our operating activities (the cash effects of transactions that enter into our determination of net income -- e.g., non-cash items, amortization and depreciation, premiums and discounts on mortgage-backed and investment securities, loss (gain ) on sale of securities available for sale and provision for loan losses) for the year ended December 31, 2000 was $238,000, a decrease of $3.2 million from December 31, 2000.

         Net cash used in our investing activities (i.e., cash receipts, primarily from our investment securities and mortgage-backed securities portfolios and our loan portfolio) for the year ended December 31, 2000 totaled $2.8 million, a decrease of $37.4 million from December 31, 1999. The decrease in net cash used in investing activities was primarily the result of a decrease of $28.1 million in loan originations, a decrease of $15.2 million in purchases of first mortgage loans, a decrease of $39.5 million in purchases of mortgage-backed and investment securities, a decrease of $3.2 million in purchases of premises and equipment , offset by a decrease of $49.3 million in net sales and maturities of mortgage- backed securities.

         Net cash provided by our financing activities (i.e., cash receipts primarily from net increases in deposits and borrowed funds ) for the year ended December 31, 2000 increased $5.6 million to $9.3 million from $3.7 million for the year ended December 31, 1999. The increase was the result of a $33.1 million increase in deposits, $10.9 million in proceeds from borrowed funds, $17.8 million in initial public offering subscription payable, offset by $46.8 million in repayment of borrowed funds, a $9.8 million decrease in net offering proceeds and $500,000 in dividend payments to the public shareholders, other than the mutual holding company.

         Liquidity may be adversely affected by unexpected deposit outflows, excessive interest rates paid by competitors, and similar matters. Management monitors projected liquidity needs and determines the level desirable, based in part on our commitment to make loans and our ability to generate funds. We are also subject to federal regulations that impose certain minimum capital requirements.

[LOGO]
KPMG
     New Jersey Headquarters
     150 John F. Kennedy Parkway
     Short Hills, NJ  07078




                          Independent Auditors' Report


The Board of Directors
Ridgewood Financial, Inc.:


We have audited the consolidated statements of financial condition of Ridgewood Financial, Inc. and subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ridgewood Financial, Inc. and subsidiary as of December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


                                    /s/KPMG LLP



January 22, 2001


[LOGO]
KPMG LLP. KPMB LLP, a U.S. limited liability partnership, is a member of KPMG International a Swiss association.

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                 Consoldiated Sttements of Financial Condition

                           December 31, 2000 and 1999

                        (In Thousands, Except Share Data)

                              Assets                                   2000         1999
                                                                    ---------    ---------
Cash and due from banks                                             $   2,454        6,553
Federal funds sold                                                     14,800        3,900
                                                                    ---------    ---------
                  Cash and cash equivalents                            17,254       10,453

Investment securities (note 4):
    Held to maturity (fair value approximates $624 and $847
       at December 31, 2000 and 1999, respectively)                       616          860
    Available for sale                                                 39,607       39,476
Mortgage-backed securities (notes 5 and 10):
    Held to maturity (fair value approximates $15,031 and $17,088
       at December 31, 2000 and 1999)                                  14,896       17,340
    Available for sale                                                 17,055       28,265
Loans receivable, net of allowance for loan losses of $1,001 in
    2000 and $924 in 1999 (notes 6 and 10)                            184,614      167,468
Accrued interest receivable                                             1,756        1,733
Premises and equipment, net (note 7)                                    8,662        7,099
Federal Home Loan Bank stock, at cost (notes 8 and 10)                  2,622        2,622
Other assets (note 12)                                                    895        1,530
                                                                    ---------    ---------
                  Total assets                                      $ 287,977      276,846
                                                                    =========    =========
               Liabilities and Shareholders' Equity

Liabilities:
    Deposits (note 9):
       Interest bearing                                             $ 225,662      195,467
       Noninterest bearing                                              5,789        6,470
                                                                    ---------    ---------
                  Total deposits                                      231,451      201,937

    Borrowed funds (note 10)                                           28,906       48,678
    Advances from borrowers for taxes and insurance                     1,327        1,247
    Accounts payable and other liabilities (note 11)                      930          369
                                                                    ---------    ---------
                  Total liabilities                                   262,614      252,231
                                                                    ---------    ---------
Shareholders' equity (note 14):
    Preferred stock, no par value.  Authorized 5,000,000 shares;
       none issued and outstanding                                         --           --
    Common stock, par value $.10.  Authorized 10,000,000 shares;
       3,180,000 shares issued and outstanding in 2000 and 1999           318          318
    Additional paid-in capital                                          9,446        9,428
    Retained earnings                                                  16,796       17,802
    Unallocated common stock held by employee stock
       ownership plan                                                    (811)        (913)
    Accumulated other comprehensive loss                                 (386)      (2,020)
                                                                    ---------    ---------
                  Total shareholders' equity                           25,363       24,615

Commitments and contingencies (note 13)
                                                                    ---------    ---------
                  Total liabilities and shareholders' equity        $ 287,977      276,846
                                                                    =========    =========

See accompanying notes to consolidated financial statements.

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                        Consolidated Statements of Income

                     Years ended December 31, 2000 and 1999

                        (In Thousands, Except Share Data)

                                                              2000           1999
                                                          -----------    -----------
Interest income:
    Loans receivable (note 6)                             $    13,025          9,935
    Investment securities held to maturity                         41             46
    Investment securities available for sale:
       Taxable                                                    470            527
       Tax-exempt                                               1,140          1,190
    Mortgage-backed securities held to maturity                 1,102            859
    Mortgage-backed securities available for sale               2,018          3,046
    Interest on federal funds sold and other short-term
       investments and dividends on FHLB stock (note 8)           732          1,159
                                                          -----------    -----------
                     Total interest income                     18,528         16,762
                                                          -----------    -----------
Interest expense:
    Deposits (note 9)                                          10,325          8,844
    Borrowed funds (note 10)                                    2,560          2,445
                                                          -----------    -----------
                     Total interest expense                    12,885         11,289
                                                          -----------    -----------
                     Net interest income before pro-
                        vision for loan losses                  5,643          5,473

Provision for loan losses (note 6)                                 86            102
                                                          -----------    -----------
                     Net interest income                        5,557          5,371
                                                          -----------    -----------
Noninterest income (loss):
    Fees and service charges                                      194            157
    Gain (loss) on sale of securities (notes 4 and 5)               5         (1,068)
    Other                                                          25              7
                                                          -----------    -----------
                     Total noninterest income (loss)              224           (904)
                                                          -----------    -----------
Noninterest expense:
    Salaries and benefits (note 11)                             2,540          2,364
    Occupancy and equipment (notes 7 and 13)                    1,307          1,011
    Advertising and promotion                                     183            130
    SAIF deposit insurance premium                                 41            119
    Merger related expenses (note 1)                            1,341             --
    Other expenses                                                880            853
                                                          -----------    -----------
                     Total noninterest expense                  6,292          4,477
                                                          -----------    -----------
                     Loss before income taxes                    (511)           (10)

Income tax expense (benefit) (note 12)                              4           (319)
                                                          -----------    -----------
                     Net (loss) income                    $      (515)           309
                                                          ===========    ===========
(Loss) earnings per common share - basic and diluted      $     (0.17)          0.10
                                                          ===========    ===========
Weighted average shares outstanding - basic and diluted   $ 3,078,040      3,092,645
                                                          ===========    ===========

See accompanying notes to consolidated financial statements.

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

           Consolidated Statements of Changes in Shareholders' Equity

                     Years ended December 31, 2000 and 1999

                                 (In Thousands)

                                                                                                Accu-
                                                                                 Unallocated   mulated
                                    Shares                                         common       other
                                      of                  Additional               stock       compre-
                                    common       Common    Paid-in     Retained    held by     hensive      Total
                                    stock         stock    Capital     earnings   the ESOP      (loss)      equity
                                    -------    ---------  ---------   ---------  ----------   ----------------------

Balance at December 31, 1998            --     $      --      --        17,693          --         (271)     17,422
                                    -------    ---------  ---------   ---------  ----------   -----------  ---------

Comprehensive income (loss):
    Net income                                                             309                                  309
    Other comprehensive loss -
       unrealized holding losses
       on securities arising
       during the period (net of
       benefit of $(1,367))                                                                      (2,433)     (2,433)
    Less reclassification
       adjustment for gains
       in net income
       (net of tax of $384)                                                                         684         684
                                                                                                           ---------
                  Total
                    comprehensive
                    loss                                                                                     (1,440)
                                                                                                           ---------
    Net proceeds from common
       stock offering (net of
       expenses of $700)             3,180           318   9,433                                              9,751
    Capitalization of
       Mutual Holding Company                                             (200)                                (200)
    Unallocated common stock
      acquired by the ESOP                                                            (968)                    (968)
    Allocation of ESOP stock                                  (5)                       55                       50
                                    -------    ---------  ---------   ---------  ----------   -----------  ---------
Balance at December 31, 1999         3,180           318   9,428        17,802        (913)      (2,020)     24,615
                                    -------    ---------  ---------   ---------  ----------   -----------  ---------
Comprehensive income (loss):
    Net loss                                                              (515)                                (515)
    Other comprehensive income -
       unrealized holding gains
       on securities arising
       during the period
       (net of tax of $917)                                                                       1,637       1,637
    Less reclassification
        adjustment for gains
        in net income
       (net of tax of $2)                                                                            (3)        (3)
                                                                                                           ---------
                  Total
                    comprehensive
                    income                                                                                    1,119
                                                                                                           ---------
    Dividends paid                                                        (491)                                (491)
    Allocation of ESOP stock                                  18                       102                      120
                                    -------    ---------  ---------   ---------  ----------   -----------  --------
Balance at December 31, 2000         3,180   $       318   9,446        16,796        (811)        (386)     25,363
                                    =======    =========  =========   =========  ==========   ===========  ========

See accompanying notes to consolidated financial statements.

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                      Consolidated Statements of Cash Flows

                     Years ended December 31, 2000 and 1999

                                 (In Thousands)

                                                                           2000        1999
                                                                         --------    --------
Cash flows from operating activities:
    Net (loss) income                                                    $   (515)        309
    Adjustments to reconcile net (loss) income to net cash provided by operating activities:
          Depreciation                                                        349         212
          Amortization of loan fees                                           (91)       (231)
          Premiums and discounts on mortgage-backed and
            investment securities                                             169       3,245
          (Gain) loss on sale of securities available for sale                 (5)      1,068
          Charge-offs                                                          (9)         --
          Provision for loans losses                                           86         102
          Increase in accrued interest receivable                             (23)       (346)
          Increase in other assets, net                                      (284)       (788)
          Increase (decrease) in other liabilities                            561        (123)
                                                                         --------    --------
                   Net cash provided by operating activities                  238       3,448
                                                                         --------    --------
Cash flows from investing activities:
    Net increase in loans                                                 (17,150)    (45,255)
    Purchase of first mortgage loans                                           --     (15,180)
    Purchase of mortgage-backed securities held to maturity                    --      (8,247)
    Purchase of mortgage-backed securities available for sale                  --        (969)
    Principal collected on mortgage-backed securities held to maturity      2,433       2,200
    Principal collected on mortgage-backed securities available
       for sale                                                             5,100      25,000
    Proceeds from sales of mortgage-backed securities available
       for sale                                                             6,385      34,344
    Purchase of investment securities available for sale                       --     (30,305)
    Proceeds from sales of securities available for sale                       --       3,674
    Maturities and calls of investment securities held to maturity          2,040          --
    Principal collected on investment securities                              216         332
    Purchase of premises and equipment                                     (1,912)     (5,093)
    Purchase of Federal Home Loan Bank stock                                   --        (673)
    Allocation of employee stock ownership shares                             120          50
                                                                         --------    --------
                   Net cash used in investing activities                   (2,768)    (40,122)
                                                                         --------    --------

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                      Consolidated Statements of Cash Flows

                     Years ended December 31, 2000 and 1999

                                 (In Thousands)

                                                                           2000        1999
                                                                         --------    --------
Cash flows from financing activities:
    Net increase (decrease) in deposits                                  $ 29,514      (3,592)
    Proceeds from borrowed funds                                           27,000      16,150
    Repayment of borrowed funds                                           (46,772)         --
    Net increase in advances from borrowers for
       taxes and insurance                                                     80         321
    Dividends paid                                                           (491)         --
    Decrease in initial public offering subscription
       payable                                                                 --     (17,809)
    Net proceeds from initial public offering                                  --       9,751
    Purchase of employee stock ownership plan stock                            --        (968)
    Capitalization of mutual holding company                                   --        (200)
                                                                         --------    --------
                   Net cash provided by financing activities                9,331       3,653
                                                                         --------    --------
                   Net increase (decrease) in cash and cash
                      equivalents                                           6,801     (33,021)

Cash and cash equivalents at beginning of year                             10,453      43,474
                                                                         --------    --------
Cash and cash equivalents at end of year                                 $ 17,254      10,453
                                                                         ========    ========
Supplemental disclosures of cash flow information - cash payments for:
       Interest on deposits and borrowed funds                           $ 12,871      11,302
                                                                         ========    ========
       Income taxes                                                      $    325         124
                                                                         ========    ========

See accompanying notes to consolidated financial statements.

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


 (1)   Merger

       On December 14, 2000, Ridgewood Financial, Inc. (the Company) entered into a merger agreement with Boiling Springs Bancorp, Inc., the parent company of Boiling Springs Savings Bank, Rutherford, New Jersey (Boiling Springs). At the date of acquisition, the Company's common stock held by public stockholders will be purchased for $18 per share, in cash, resulting in a $26,902,800 total purchase price. The merger will be accounted for as a purchase by Boiling Springs. The transaction is expected to close in May 2001.

       In conjunction with the merger, the Company incurred $1.3 million of merger-related charges during the year ended December 31, 2000. Such charges consist of a $1 million breakage fee payable to Provident Savings Bank, with whom the Company entered into a merger agreement on August 28, 2000, and other identified and incremental costs associated with the merger. Such costs include professional fees for investment banking, legal and accounting.

       In the event the Company enters into a merger, acquisition, consolidation or other form of business combination agreement, the Company shall pay Boiling Springs, in cash, the full amount of $500,000 promptly after written demand by Boiling Springs. The merger agreement has not been terminated nor has the Company entered into any of the aforementioned transactions as of December 31, 2000.

       Upon effective date of the merger, the Ridgewood Savings Bank of New Jersey Employee Stock Ownership Plan (the ESOP) shall be terminated on such terms and conditions contained in the ESOP agreement. Upon termination, all participant accounts shall be considered fully vested and non-forfeitable, all remaining assets shall be allocated to the accounts of the participants, and the ESOP loan will be paid in full. The Company will record an expense upon termination of the ESOP, in the amount of the cash proceeds remaining after the ESOP loan is repaid in full.


 (2)   Conversion and Reorganization

       Upon the effective date of the merger, the Supplemental Executive Retirement Plan and Directors Consultant and Retirement Plan (described in note 11) provide for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership and control. Such acceleration will result in an expense to the Company to be recorded upon consummation of the merger.

       On June 22, 1998, the Board of Directors of Ridgewood Savings Bank of New Jersey (the Bank) adopted a Plan of Conversion to convert from a New Jersey chartered mutual savings bank to a New Jersey chartered stock savings bank. The Bank is a wholly-owned subsidiary of the Company, a holding company formed by the Bank.

       The Company is a savings bank holding company that was incorporated in July 1998 under the laws of the state of New Jersey for the purpose of acquiring all of the issued and outstanding common stock of the Bank. This acquisition occurred in January 1999. At that time, the Bank simultaneously converted

                                      D-13
                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       from a mutual to stock institution and sold all of its outstanding capital stock to the Company. The Company made its initial public offering of common stock and provided additional shares of common stock to Ridgewood Financial, MHC (MHC), a mutual holding company that holds 53% of the outstanding shares of the Company.

       The reorganization and conversion, including the initial public offering of the common stock of the Company, was completed on January 7, 1999, resulting in the issuance of 3,180,000 shares of common stock, $0.10 par value per share, of the Company of which 1,494,600 shares (47%) were sold at a purchase price per share of $7.00 and 1,685,400 shares (53%) were issued to MHC, resulting in gross proceeds of $10.5 million. Total expenses were approximately $700,000, resulting in net proceeds of $9.8 million.

       Approximately half of the net proceeds were paid directly by the Company to the Bank in return for 100,000 shares of common stock, $2.00 par value per share, of the Bank (100% of the issued and outstanding shares of the Bank). In addition, $200,000 was provided to MHC by the Bank. The remaining net proceeds were retained by the Company.

       Concurrent with the conversion and reorganization, the Company established an ESOP and a Restricted Stock Plan (RSP) for the benefit of employees and directors. The ESOP has purchased 8% of the number of shares sold in the offering, in the open market, using a loan from the Company. The RSP may be submitted for stockholder approval at a later date. If implemented, the RSP would purchase up to 4% of the number of shares sold in the offering. In addition, a stock option plan may be submitted for stockholders' approval in the future. If implemented, up to 10% of the number of shares sold in the offering would be reserved for issuance through exercise of options for common stock. If the merger described in note 1 is consummated, the RSP and stock option plan will not be submitted for approval.

       Upon a complete liquidation of the Bank after the conversion, the Company, as holder of the Bank's common stock, would be entitled to any assets remaining upon a liquidation of the Bank. Each depositor would not have a claim in the assets of the Bank. However, upon a complete liquidation of the MHC after the conversion, each depositor would have a claim, up to the pro rata value of his or her accounts, in the assets of the MHC remaining after the claims of the creditors of the MHC are satisfied. Depositors who have liquidation rights in the Bank immediately prior to the conversion will continue to have such rights in the MHC after the conversion for as long as they maintain deposit accounts in the Bank after the conversion.


 (3)   Summary of Significant Accounting Policies

       Business Activities

       The sole operations of the Company are conducted by the Bank. The Bank grants residential, commercial and consumer loans to, and accepts deposits from, customers from three branches located in northeastern New Jersey. The Bank is subject to the regulations of certain federal and state agencies and undergoes periodic examinations by those regulatory authorities. The Bank operates in one segment, which is community banking.

                                      D-14
                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Basis of Financial Statement Presentation

       The consolidated financial statements have been prepared in conformity with generally accepted accounting principles and include the accounts of the Company and its wholly-owned subsidiary, Ridgewood Savings Bank of New Jersey. All significant intercompany transactions have been eliminated. In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated statements of financial condition and revenues and expenses for the period. Actual results could differ significantly from these estimates.

       Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses and the valuation of real estate acquired in connection with foreclosures or in settlement of loans. In connection with the determination of the allowance for loan losses and valuation of real estate owned, management generally obtains independent appraisals for significant properties.

       Cash and Cash Equivalents

       For purposes of the consolidated statements of cash flows, cash and cash equivalents include cash and due from banks and federal funds sold.

       Investment Securities

       Management determines the appropriate classification of securities as either held to maturity or available for sale at the purchase date. Debt securities that management has the ability and intent to hold to maturity are classified as held to maturity and carried at cost, adjusted for amortization of premiums and accretion of discounts. Other securities are classified as available for sale and are carried at fair value.
       Unrealized gains and losses on securities available for sale are recognized as a component of other comprehensive income, net of income taxes, which is included in equity. Premiums and discounts are amortized using the level-yield method. The cost of securities sold is recognized using the specific-identification method.

       Mortgage-backed Securities

       Management determines the appropriate classification of mortgage-backed securities as either held to maturity or available for sale at the purchase date. Mortgage-backed securities represent participating interests in pools of long-term first mortgage loans originated and serviced by third parties. Mortgage-backed securities that management has the intent and ability to hold to maturity are classified as held to maturity and carried at unpaid principal balances, adjusted for unamortized premiums and unearned discounts. All other mortgage-backed securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on mortgage-backed securities available for sale are recognized as a component of other comprehensive income, net of income taxes, which is included in equity. Premiums and discount are amortized using the level-yield method, adjusted for any prepayments. The cost of securities sold is determined using the specific-identification method.

                                      D-15
                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Loans Receivable and Allowance for Loan Losses

       Loans receivable are stated at unpaid principal balances less the allowance for loans losses and net deferred loan origination fees. Interest income on loans is accrued and credited to interest income as earned. Loan origination and commitment fees are deferred and amortized as a yield adjustment over the lives of the related loans using the interest method.

       The allowance for loan losses is increased by charges to income through a provision for loan losses and decreased by charge-offs, net of recoveries. Management's periodic evaluation of the adequacy of the allowance is based on the Bank's past loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral and current economic conditions.

       Management believes that the allowance for loan losses is adequate. While management uses available information to recognize losses on loans, future additions to the allowance may be necessary based on changes in economic conditions in the Bank's market area. In addition, various regulatory agencies, as an integral part of their routine examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on their judgments about information available to them at the time of their examination.

       Loans are placed on nonaccrual status when a loan is specifically determined to be impaired based on management's periodic evaluation. Any unpaid interest previously accrued on those loans is reversed from income. Interest income generally is not recognized on specific nonaccrual loans unless the likelihood of further loss is remote and only to the extent of interest payments received.

       The Bank has defined the population of impaired loans to be all nonaccrual and restructured commercial loans, and certain other performing loans considered to be impaired as to principal and interest. Impaired loans are individually assessed to determine that the loan's carrying value is not in excess of the fair value of the collateral or the present value of the loan's expected future cash flows. Smaller balance homogeneous loans that are collectively evaluated for impairment, such as residential mortgage loans and installment loans, are excluded from the impaired loan portfolio. At December 31, 2000 and 1999, the Bank has no impaired loans.

       Premises and Equipment

       Land is carried at cost. Premises and equipment, including leasehold improvements, are carried at cost less accumulated depreciation computed on the straight-line method over the estimated useful lives of the assets. Estimated useful lives are 40 years for premises and 3 to 10 years for furniture and equipment. Leasehold improvements are depreciable over the term of the leases.

       Foreclosed Real Estate

       Real estate properties acquired through foreclosure are initially recorded at the lower of amortized cost or estimated fair value, less estimated costs to sell at the date of foreclosure. Estimated fair value is derived from independent appraisals. Costs relating to development and improvements of property are capitalized, whereas costs relating to the holding of property are expensed.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Valuations are periodically performed by management, and an allowance for losses is established by a charge to operations if the carrying value of a property exceeds its estimated fair value, less estimated costs to sell.

       Comprehensive Income

       Other comprehensive income includes items previously recorded directly to equity, such as unrealized gains and losses on securities available for sale. Comprehensive income is presented in the consolidated statements of changes in shareholders' equity.

       Income Taxes

       Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

       Employee Stock Ownership Plan

       An ESOP was established January 1, 1998 for the exclusive benefit of participating employees of the Bank. Participating employees are employees who have completed one year of service with the Bank and have attained the age of 21. Upon completion of the Plan of Reorganization and Stock Issuance, the ESOP acquired 8% of the total shares (119,568 shares) issued in the subscription offering. The purchase was funded through a loan obtained from the Company. The loan is expected to be repaid over a term of ten years at an annual interest rate equal to the prevailing prime interest rate. The loan is secured by the shares purchased and earnings of the ESOP assets.

       When a principal payment is made on the loan, the pro rata number of shares is allocated to the eligible employees in accordance with the provisions of the ESOP. During 2000 and 1999, 5,854 of the 119,568 shares were allocated in each year. The outstanding principal balance of the ESOP loan is treated as a reduction in shareholders' equity. ESOP shares scheduled to be released at the ESOP's year end are included as shares outstanding for calculation of earnings per share on a pro rata basis throughout the year.

       Dividends on unallocated shares used to pay debt service are reported as a reduction of debt or of accrued interest payable. Dividends on allocated shares are charged to retained earnings. The Company recognizes compensation cost equal to the fair value of the shares committed to be released. During 2000 and 1999, the Company recognized compensation expense of $120,212 and $50,000, respectively. The fair value of unallocated ESOP shares at December 31, 2000 and 1999 is $1,647,789 and $591,000, respectively. As of the merger date (note 1), the ESOP will be terminated and upon termination, all participant accounts will be fully vested and the loan will be paid in full.

                                       D-17
                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


       Earnings Per Common Share

       Basic earnings per share represents income available to common shareholders divided by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects additional common shares that would have been outstanding if dilutive potential common shares had been issued, as well as any adjustment to income that would result from the assumed issuance. ESOP shares scheduled to be released at the ESOP's year end are included as shares outstanding for calculation of earnings per share on a pro rata basis throughout the year.

       Derivative and Hedging Activities

       In June 1999, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133." This statement delays the effective date of FASB Statement No. 133 for one year. SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. This standard requires recognition of all derivative instruments as either assets or liabilities in the statement of financial position and measurement of those instruments at fair value. On January 1, 2001, the Company adopted the aforementioned statements with no impact on the consolidated financial statements.

       Recent Accounting Pronouncements

       In  September  2000,  the  FASB  issued  SFAS No.  140,  "Accounting  for
       Transfers and  Servicing  of  Financial  Assets  and  Extinguishments  of
       Liabilities." SFAS No. 140 replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of
       Liabilities." However, most of the provisions of SFAS No. 125 have been carried forward without reconsideration. SFAS No. 140 revises the standards for accounting and reporting for securitizations and other transfers of financial assets and collateral, servicing of financial assets, extinguishments of liabilities, and requires certain disclosures. While certain provisions of SFAS No. 140 are currently in effect, other provisions contained in SFAS No. 140 are not effective until fiscal years ending after December 15, 2000 and for certain transactions entered into after March 31, 2001. The adoption of SFAS No. 140 is not expected to have a material impact on the consolidated financial statements of the Company.

       Reclassifications

       Certain reclassifications have been made to the 1999 consolidated financial statements to conform to the 2000 presentation.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


 (4)   Investment Securities

       At December 31, 2000 and 1999, securities held to maturity consist of the following (in thousands):

                                                    December 31, 2000
                            -------------------------------------------------------------------
                                                 Gross            Gross
                              Amortized        unrealized       unrealized           Fair
                                 cost            gains            losses            value
                            ---------------  ---------------  ---------------   ---------------
           U.S agencies     $        616                8               --               624
                            ===============  ===============  ===============   ===============

                                                    December 31, 1999
                            -------------------------------------------------------------------
                                                 Gross            Gross
                              Amortized        unrealized       unrealized           Fair
                                 cost            gains            losses            value
                            ---------------  ---------------  ---------------   ---------------
           U.S agencies     $        860               --              (13)              847
                            ===============  ===============  ===============   ===============

       At December 31, 2000, $615,723 was pledged as collateral. At December 31, 1999, none of these securities was pledged as collateral.

       At December 31, 2000 and 1999, securities available for sale consist of the following (in thousands):

                                                            December 31, 2000
                                    -------------------------------------------------------------------
                                                         Gross            Gross
                                      Amortized        unrealized       unrealized           Fair
                                         cost            gains            losses            value
                                    ---------------  ---------------  ---------------   ---------------
           Municipal securities     $     25,792               52             (756)           25,088
           Corporate bonds                 7,032               14              (16)            7,030
           U. S. agencies                  7,430               59               --             7,489
                                    ---------------  ---------------  ---------------   ---------------
                                    $     40,254              125             (772)           39,607
                                    ===============  ===============  ===============   ===============

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


                                                                         December 31, 1999
                                                 -------------------------------------------------------------------
                                                                      Gross            Gross
                                                   Amortized        unrealized       unrealized           Fair
                                                      cost            gains            losses            value
                                                 ---------------  ---------------  ---------------   ---------------
           Municipal securities               $        25,842               --           (2,586)           23,256
           Corporate bonds                              7,044               --             (123)            6,921
           U. S. agencies                               2,001               --               (1)            2,000
           Equity securities                            7,410                9             (120)            7,299
                                                 ---------------  ---------------  ---------------   ---------------
                                              $        42,297                9           (2,830)           39,476
                                                 ===============  ===============  ===============   ===============

       At  December  31,  2000  and  1999,   securities   of  $0  and  $846,998,
       respectively, were pledged for municipal deposits.

       The following is a summary of maturities of debt securities as of December 31, 2000 (in thousands):

                                                         Securities held                 Securities available
                                                           to maturity                         for sale
                                                 --------------------------------  ---------------------------------
                                                   Amortized           Fair          Amortized            Fair
                                                      cost            value             cost             value
                                                 ---------------  ---------------  ---------------   ---------------
           Amounts maturing in:
              One year or less                   $         --               --            5,004             5,018
              After one year through five
                  years                                    --               --           11,937            11,956
              After five years through
                  ten years                                --               --            9,630             9,271
              After ten years                             616              624           13,683            13,362
                                                 ---------------  ---------------  ---------------   ---------------
                                                 $        616              624           40,254            39,607
                                                 ===============  ===============  ===============   ===============

       Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       Proceeds from sales of investment securities available for sale and the realized gross gains and losses from those sales are as follows (in thousands):


                                                  Years ended December 31
                                              ---------------------------------
                                                   2000              1999
                                              ---------------   ---------------
                Proceeds from sales           $         --             3,674
                                              ===============   ===============
                Gross realized gains          $         --                39
                                              ===============   ===============


                                       D-20
                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


(5)   Mortgage-backed Securities

       At December 31, 2000 and 1999, mortgage-backed securities held to maturity consist of the following (in thousands):

                                                                    December 31, 2000
                                            ------------------------------------------------------------------
                                                                 Gross            Gross
                                              Amortized        unrealized       unrealized          Fair
                                                 cost            gains            losses           value
                                            ---------------  ---------------  ---------------  ---------------
                GNMA                        $      2,856               52               --            2,908
                FHLMC                              1,675                9               (3)           1,681
                FNMA                              10,365               92              (15)          10,442
                                            ---------------  ---------------  ---------------  ---------------
                                            $     14,896              153              (18)          15,031
                                            ===============  ===============  ===============  ===============

                                                                    December 31, 1999
                                            ------------------------------------------------------------------
                                                                 Gross            Gross
                                              Amortized        unrealized       unrealized          Fair
                                                 cost            gains            losses           value
                                            ---------------  ---------------  ---------------  ---------------
                GNMA                        $      3,319               17              (40)           3,296
                FHLMC                              1,931                5              (44)           1,892
                FNMA                              12,090               16             (206)          11,900
                                            ---------------  ---------------  ---------------  ---------------
                                            $     17,340               38             (290)          17,088
                                            ===============  ===============  ===============  ===============

       At December 31, 2000 and 1999, securities of $5.1 million and $8.7 million, respectively, were pledged as collateral.

       At December 31, 2000 and 1999, mortgage-backed securities available for sale consist of the following (in thousands):

                                                                    December 31, 2000
                                            ------------------------------------------------------------------
                                                                 Gross            Gross
                                              Amortized        unrealized       unrealized          Fair
                                                 cost            gains            losses           value
                                            ---------------  ---------------  ---------------  ---------------
                FHLMC                       $      8,385               33              (16)           8,402
                FNMA                               8,627               49              (23)           8,653
                                            ---------------  ---------------  ---------------  ---------------
                                            $     17,012               82              (39)          17,055
                                            ===============  ===============  ===============  ===============

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

                                                                    December 31, 1999
                                            ------------------------------------------------------------------
                                                                 Gross            Gross
                                              Amortized        unrealized       unrealized          Fair
                                                 cost            gains            losses           value
                                            ---------------  ---------------  ---------------  ---------------
                GNMA                        $        608               --               --              608
                FHLMC                             14,144               20             (137)          14,027
                FNMA                              13,848               15             (233)          13,630
                                            ---------------  ---------------  ---------------  ---------------
                                            $     28,600               35             (370)          28,265
                                            ===============  ===============  ===============  ===============

       At December 31, 2000 and 1999, securities of $1.7 million and $18.4 million, respectively, were pledged as collateral.

       The following is a summary of maturities of mortgage-backed securities as of December 31, 2000 (in thousands):

                                                         Mortgage-backed                   Mortgage-backed
                                                         securities held                 securities available
                                                           to maturity                         for sale
                                                 --------------------------------  ---------------------------------
                                                   Amortized           Fair          Amortized            Fair
                                                      cost            value             cost             value
                                                 ---------------  ---------------  ---------------   ---------------
           Amounts maturing in:
              One year or less                   $         --               --              426               424
              After one year through five
                  years                                   924              918            3,716             3,720
              After five years through
                  ten years                             1,908            1,930           11,330            11,348
              After ten years                          12,064           12,183            1,540             1,563
                                                 ---------------  ---------------  ---------------   ---------------
                                                 $     14,896           15,031           17,012            17,055
                                                 ===============  ===============  ===============   ===============

       Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations without call or prepayment penalties.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Proceeds from sales of mortgage-backed securities available for sale and the realized gross gains and losses from those sales are as follows (in thousands):

                                                                        Years ended December 31
                                                                -----------------------------------------
                                                                      2000                  1999
                                                                ------------------    ------------------
                Proceeds from sales                             $         7,533                34,344
                                                                ==================    ==================
                Gross realized gains                            $            14                    --
                                                                ==================    ==================
                Gross realized losses                           $            (9)               (1,107)
                                                                ==================    ==================

 (6)   Loans

       The following is a summary of loans at December 31, 2000 and 1999 (in thousands):

                                                                        2000              1999
                                                                   ---------------   ---------------
           First mortgage loans:
              Secured by one- to four-family residences            $    158,159           146,971
              Secured by other property                                   7,593             6,932
                                                                   ---------------   ---------------
                             Total first mortgage loans                 165,752           153,903
                                                                   ---------------   ---------------
           Commercial loans                                               2,956             1,689
                                                                   ---------------   ---------------
           Consumer loans:
              Equity                                                     16,286            12,612
              Auto loans                                                    113                --
              Loans to depositors, secured by  savings                      448               214
              Other                                                         107                97
                                                                   ---------------   ---------------
                             Total consumer loans                        16,954            12,923
                                                                   ---------------   ---------------
           Less:
              Net deferred loan fees                                         47               123
              Allowance for loan losses                                   1,001               924
                                                                   ---------------   ---------------
                                                                   $    184,614           167,468
                                                                   ===============   ===============

                                       D-23

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


       Loans serviced for others amounted to $4,181,928 and $4,669,000 at December 31, 2000 and 1999, respectively.

       Activity in the allowance for loan losses for the years ended December 31, 2000 and 1999 is summarized as follows (in thousands):

                                                                    2000             1999
                                                               ---------------  ---------------
                Balance at beginning of year                   $        924              822
                Provision charged to income                              86              102
                Charge-offs                                              (9)              --
                                                               ---------------  ---------------
                Balance at end of year                         $      1,001              924
                                                               ===============  ===============

       The balance of nonaccrual loans totaled $0 and $133,000 at December 31, 2000 and 1999, respectively. Interest income that would have been recorded under the original terms of such loans approximated $8,000 for the year ended December 31, 1999. There were no commitments to lend additional funds to borrowers whose loans were classified as nonaccrual.


 (7)   Premises and Equipment

       Premises and equipment at December 31, 2000 and 1999 consists of the following (in thousands):

                                                                      2000             1999
                                                                 ---------------  ---------------
                Land                                             $      1,052            1,052
                Building and improvements                               6,267            5,128
                Leasehold improvements                                    800              800
                Furniture, fixtures and equipment                       1,873            1,100
                                                                 ---------------  ---------------
                                                                        9,992            8,080
                Less accumulated depreciation                           1,330              981
                                                                 ---------------  ---------------
                                                                 $      8,662            7,099
                                                                 ===============  ===============

       Depreciation expense for the years ended December 31, 2000 and 1999 amounted to $349,000 and $212,000, respectively.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


 (8)   Federal Home Loan Bank Stock

       The Bank, as a member of the Federal Home Loan Bank System, is required to maintain an investment in capital stock of the Federal Home Loan Bank of New York (FHLB). The FHLB paid dividends at an effective rate of 6.93% and 6.81% for the years ended December 31, 2000 and 1999, respectively.


 (9)   Deposits

       Deposits at December 31, 2000 and 1999 are summarized as follows (in thousands):

                                                          2000                                 1999
                                             --------------------------------     --------------------------------
                                                                 Weighted                             Weighted
                                                 Amount        average rate           Amount        average rate
                                             ---------------  ---------------     ---------------  ---------------
           Noninterest bearing               $      5,676             --%         $      6,470             --%
           NOW accounts                            14,303           2.21                12,582           2.22
           Passbook                                29,229           3.19                32,893           3.24
           Money market                             3,821           2.97                 4,202           2.91
           Certificates of deposit                178,422           6.08               145,790           5.21
                                             ---------------  ===============     ---------------  ===============
                                             $    231,451                         $    201,937
                                             ===============                      ===============

       The aggregate amount of certificate of deposit accounts with a minimum denomination of $100,000 was approximately $27.5 million and $18.8 million at December 31, 2000 and 1999, respectively.

       At December 31, 2000 and 1999, scheduled maturities of certificates of deposit are as follows (in thousands):

                                                                                   2000             1999
                                                                              ---------------  ---------------
                One year or less                                              $    103,036           96,488
                One year to two years                                               66,151           43,066
                Two years to three years                                             8,752            3,731
                Three years to four years                                              435            2,443
                Five years or more                                                      48               62
                                                                              ---------------  ---------------
                                                                              $    178,422          145,790
                                                                              ===============  ===============

                                       D-25

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


       Interest expense on deposits for the years ended December 31, 2000 and 1999 is summarized as follows (in thousands):


                                                     2000              1999
                                                ---------------   --------------

                NOW accounts                    $        299               281
                Passbook                                 988               980
                Money market                             119               126
                Certificates of deposit                8,919             7,457
                                                ---------------   --------------
                                                $     10,325             8,844
                                                ===============   ==============

(10)  Borrowed Funds

       Borrowed funds at December 31, 2000 and 1999 are summarized as follows (in thousands):

                                                      2000             1999
                                                 ---------------  --------------
                Advances from the FHLB           $     28,906           48,678
                                                 ===============  ==============

       Pursuant to collateral agreements with the FHLB, advances are secured by all stock in the FHLB, mortgage-backed securities and qualifying first mortgage loans. The advances are callable by the FHLB. Advances at December 31, 2000 have maturity dates as follows (in thousands):

                         2001                            $      5,000
                         2002                                   4,200
                         2004                                   1,500
                         2005                                   2,000
                         2006                                     446
                         2008                                   6,000
                         2009                                   9,760
                                                         ---------------
                                                         $     28,906
                                                         ===============

       The interest rates on advances ranged from 4.65% to 6.90% and from 4.65% to 6.76% at December 31, 2000 and 1999, respectively. The weighted average interest rate on FHLB advances at December 31, 2000 and 1999 was 5.87% and 5.55%, respectively.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

(11)   Employee Retirement Plans

       Pension Plan

       The Bank had a defined benefit pension plan (the pension plan) which covered all employees who satisfied the eligibility requirements. The benefits were computed using an average of the employee's compensation for the highest five years during the last ten years of employment. At December 31, 1999, the Bank's pension plan had a benefit obligation, plan assets and funded status of $735,957, $871,077 and $80,979, respectively. During 1999, employer contributions and benefit payments were $54,080 and $71,190, respectively. Assumptions utilized to develop the actuarial present value of the pension plan at December 31, 1999 were a discount rate of 8%, expected long-term rate of return of 8% and expected increases in compensation levels of 5.50%.

       Effective January 1, 2000, the Bank merged its plan into the Financial Institutions Retirement Fund Comprehensive Retirement Program (the Program), a multiemployer plan. In January 2000, all plan assets were transferred to the successor trustee. Upon this plan being merged, the Bank recognized $117,563 of pension plan settlement income. The Bank did not receive any assets from the merger. The merger did not impact current or future participant benefits. Costs of the pension plan are based on the contribution required to be made to the program. Due to the funded status of the Program, the Bank was not required to make contributions in 2000. Annual contributions are made to the Program in an amount not less than the minimum regulatory requirements.

       Supplemental Executive Retirement Plan

       In 1998, the Bank  established a supplemental  executive  retirement plan
       (SERP) for the benefit of its senior officers. The SERP provides that the participant may receive additional retirement income in addition to benefits payable under the Bank's defined benefit pension plan. Benefits are calculated as 60% of final average earnings upon retirement at age 65, reduced by benefits payable under the Bank's defined benefit pension plan and Social Security benefits. Benefits payable prior to age 65 will be reduced by 1% per month of early retirement. The SERP is unfunded.

       Directors Consultant and Retirement Plan

       In 1998, the Bank established a directors  consultant and retirement plan
       (DRP) which provides retirement benefits to directors following retirement after age 60 and completion of at least 10 years of service. If a director becomes a consulting director to the Board of Directors (Board) upon retirement, then he or she will receive a monthly payment equal to between 50% and 80% of the Board fee in effect at the date of retirement for a period of 120 months; such level of benefits is based upon years of service as of the retirement date. The DRP is unfunded.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       The following table shows the funded status of the Bank's SERP and DRP and the amount reported in the consolidated statements of financial condition at December 31, 2000 and 1999 (in thousands):

                                                            2000             1999
                                                       ---------------  ---------------
       Change in benefit obligation:
          Benefit obligation at beginning of year               817              857
          Service cost                                           50               63
          Interest cost                                          64               55
          Benefits paid                                         (20)             (13)
          Actuarial gain                                        (82)            (145)
                                                       ---------------  ---------------
          Benefit obligation at end of year                     829              817
                                                       ---------------  ---------------
                         Funded status                         (829)            (817)

       Unrecognized gain                                       (257)            (177)
       Unrecognized past service liability                      625              699
                                                       ---------------  ---------------
                         Accrued pension liability     $       (461)            (295)
                                                       ===============  ===============

       Weighted average assumptions used to develop the net periodic pension costs are as follows (in thousands):

                                                       2000        1999
                                                    ----------   ---------

                Discount rate                           7.25%       8.00%
                Rate of increase in compensation
                    levels                              4.75        5.50
                                                    ==========   =========

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Listed below are the components of pension expense for the years ended December 31, 2000 and 1999 (in thousands):


                                                        2000         1999
                                                      ----------   ---------

                Service cost                          $      50           63
                Interest cost                                64           55
                Unrecognized gain                            (9)          --
                Unrecognized past service
                    liability                                74           74
                                                      ----------   ---------
                              Net periodic pension
                                  cost                $     179          192
                                                      ==========   =========


       Profit-sharing Plan

       The Bank has a 401(k) profit-sharing plan covering substantially all employees. The plan provides for the Bank to match 50% of an employee's contribution up to 4% of an individual's salary. Contributions to the plan for the years ended December 31, 2000 and 1999 were approximately $25,300 and $23,000, respectively. At the merger effective date (described in note 1), the 401(k) profit-sharing plan will be terminated. Upon termination, all participants will be fully vested.


(12)   Income Taxes

       Income tax expense (benefit) for the years ended December 31, 2000 and 1999 is summarized as follows (in thousands):


                                                         2000         1999
                                                     ------------  -----------
           Current:
               Federal                                     116         (258)
               State                                        36           19
                                                     ------------  -----------
                                                           152         (239)
                                                     ============  ===========
                                       D-29

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

                                                         2000       1999
                                                     ----------  ---------
           Deferred:
               Federal                               $    (142)       (77)
               State                                        (6)        (3)
                                                     ----------  ---------
                                                          (148)       (80)
                                                     ==========  =========
           Total:
               Federal                                     (26)      (335)
               State                                        30         16
                                                     ----------  ---------
                                                     $       4       (319)
                                                     ==========  =========

       Total income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 34% to income before income taxes as a result of the following (in thousands):

                                                         2000        1999
                                                     ----------  ----------
           Expected income tax (benefit) expense
               at federal tax rate                   $    (174)         (3)
           (Decrease) increase in taxes
               resulting from:
                  State income tax, net of
                    federal income tax effect               16          11
                  Merger expenses                          455          --
                  Tax-exempt interest                     (388)       (406)
                  Disallowed interest expense               82          77
                  Other, net                                13           2
                                                     ----------  ----------
                                                     $       4        (319)
                                                     ==========  ==========

       Total income tax expense (benefit) for the years ended December 31, 2000 and 1999 was allocated as follows (in thousands):

                                                                 2000        1999
                                                               ----------  ------------
           Income tax expense (benefit) from operations        $       4        (319)
           Accumulated other comprehensive income
              (loss) - unrealized gain (loss) on securities
              available for sale                                     919        (983)
                                                               ----------  ------------
                                                               $     923      (1,302)
                                                               ==========  ============

                                       D-30

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       The following are the significant components of the net deferred tax asset at December 31, 2000 and 1999 (in thousands):

                                                                                           2000             1999
                                                                                      ---------------  ---------------
       Components of deferred tax asset:
          Provision for loan losses - book                                            $        360              333
          Loan fees                                                                             50               50
          Interest reserves                                                                     --                3
          Amortization of premiums and discounts on investment
              securities and mortgage-backed securities                                        151              199
          Accrued SERP                                                                          95               61
          Other                                                                                118               92
          Unrealized losses on available-for-sale securities                                   217            1,136
                                                                                      ---------------  ---------------
                         Total deferred tax asset                                              991            1,874
                                                                                      ---------------  ---------------
       Components of deferred tax liability:
          Depreciation                                                                          (5)             (55)
          Provision for loan losses - tax                                                     (216)            (288)
          Deferred loan cost                                                                   (59)             (47)
          Other                                                                                 (8)             (10)
                                                                                      ---------------  ---------------
                         Total deferred tax liability                                         (288)            (400)
                                                                                      ---------------  ---------------
                         Net deferred tax asset                                       $        703            1,474
                                                                                      ===============  ===============
       Net state deferred tax asset                                                   $         37               80
       Net federal deferred tax asset                                                          666            1,394
                                                                                      ---------------  ---------------
                                                                                      $        703            1,474
                                                                                      ===============  ===============

       Management has determined that it is more likely than not that it will realize the deferred tax asset based upon the nature and timing of the items listed above. There can be no assurances, however, that there will be no significant differences in the future between taxable income and pretax book income if circumstances change. In order to fully realize the net deferred tax asset, the Bank will need to generate future taxable income. Management has projected that the Bank will generate sufficient taxable income to utilize the net deferred tax asset; however, there can be no assurance as to such levels of taxable income generated.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Retained earnings at December 31, 2000 include approximately $3.1 million for which no provision for income taxes has been made. This amount represents an allocation of income to bad debt deductions for tax purposes only. Events that would result in taxation of these reserves include failure to qualify as a bank for tax purposes; distributions in complete or partial liquidation; stock redemptions; and excess distributions to shareholders. At December 31, 2000, the Bank has an unrecognized tax liability of $1.1 million with respect to this reserve.


(13)   Commitments, Contingencies and Concentrations of Credit Risk

       In the ordinary course of business, the Bank has various outstanding commitments that are not reflected in the accompanying consolidated financial statements. The principal commitments of the Bank are outlined in the following section.

       Lease Commitments

       At December 31, 2000, the Bank is obligated under a noncancelable operating lease expiring in February 2005 for its office and drive-in facilities in Ridgewood, New Jersey. The lease contains escalation clauses providing for increased rentals based upon increases in the consumer price index and an option to renew for an additional ten years. In addition, the Bank leases a facility in Mahwah, New Jersey, under a noncancelable operating lease expiring in November 2007. The lease contains an option to renew for an additional eight years. Net rent expense exclusive of real estate taxes under the operating leases, included in occupancy and equipment expense, was approximately $200,355 and $187,397 for the years ended December 31, 2000 and 1999, respectively.

       The projected minimum rental payments under the terms of the leases, exclusive of the renewal options, as of December 31, 2000 are as follows:

           2001                           $    155,000
           2002                                155,000
           2003                                155,000
           2004                                155,000
           2005                                155,000
           2006 and thereafter                 472,000
                                          ------------
                                          $  1,247,000
                                          ============


       Real estate taxes, insurance and maintenance expenses are generally obligations of the Bank and, accordingly, are not included as part of rental payments.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Financial Instruments with Off-balance-sheet Risk

       The Bank maintains its cash and cash equivalents in bank deposit accounts, the balances of which, at times, may exceed federally insured limits. Additionally, the Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments primarily consist of commitments to extend credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the consolidated statements of financial condition.

       The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit is represented by the contractual notional amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount and type of collateral obtained by the Bank upon extension of credit varies and is based on management's credit evaluation of the counterparty/customer.

       Loan Commitments

       At December 31, 2000, the Bank has outstanding firm commitments to originate loans as follows (in thousands):

                                                                  Fixed           Variable
                                                                   rate             rate             Total
                                                              ---------------  ---------------   ---------------
                Consumer and other loans                      $        270               --               270
                Commercial and construction                             --            5,025             5,025
                                                              ---------------  ---------------   ---------------
                                                              $        270            5,025             5,295
                                                              ===============  ===============   ===============

                         Commitments under home equity
                             lines of credit                                   $      1,055
                         Commitments under overdraft lines
                             of credit                                                   --
                                                                               ----------------
                                                                               $      1,055
                                                                               ================

       Litigation

       In the normal course of business, the Bank may be a party to various outstanding legal proceedings and claims. In the opinion of management, the consolidated financial position of the Bank will not be materially affected by the outcome of such legal proceedings and claims.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       Concentrations of Credit Risk

       A substantial portion of the Bank's loans are one- to four-family residential first mortgage loans secured by real estate located in New Jersey. Accordingly, the collectibility of a substantial portion of the Bank's loan portfolio is susceptible to changes in real estate market conditions.


(14)   Minimum Regulatory Capital Requirements

       The Company (on a consolidated basis) and the Bank are subject to various regulatory capital requirements administered by the Federal Deposit
       Insurance Corporation (FDIC). Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company's and Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Bank must meet specific capital guidelines that involve quantitative measures of its assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

       Quantitative measures established by regulation to ensure capital adequacy require the Company and Bank to maintain minimum amounts and ratios (set forth in the following table) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital (as defined) to average assets (as defined). Management believes, as of December 31, 2000 and 1999, that the Company and Bank met all capital adequacy requirements to which it is subject.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       As of December 31, 2000, the most recent notification from the FDIC categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, an institution must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the following table. There are no conditions or events since the notification that management believes have changed the Bank's category. The Company's and Bank's actual capital amounts and ratios as of December 31, 2000 and 1999 are also presented in the table.

                                                                                                    To be well
                                                                                                 capitalized under
                                                                         For capital             prompt corrective
                                                Actual                adequacy purposes          action provisions
                                        ------------------------   ------------------------   -------------------------
                                          Amount       Ratio         Amount       Ratio         Amount        Ratio
                                        ----------- ------------   ------------ -----------   ------------ ------------
                                                                        (In thousands)
       As of December 31, 2000:
           Total capital (to risk-
             weighted assets):
                 Consolidated           $   26,749      19.54      $   10,955        8.00     $   13,693       10.00
                 Bank                       24,482      17.88          10,955        8.00         13,693       10.00
           Tier 1 capital (to risk-
             weighted assets):
                 Consolidated               25,749      18.80           5,477        4.00          8,216        6.00
                 Bank                       23,481      17.15           5,477        4.00          8,216        6.00
           Tier 1 capital
             (to average assets):
                 Consolidated               25,749       8.34          12,353        4.00         15,441        5.00
                 Bank                       23,481       8.31          11,296        4.00         14,121        5.00
       As of December 31, 1999:
           Total capital (to risk-
             weighted assets):
                 Consolidated               27,560      20.70          10,158        8.00         12,698       10.00
                 Bank                       23,574      18.57          10,156        8.00         12,696       10.00
           Tier 1 capital (to risk-
             weighted assets):
                 Consolidated               26,636      20.98           5,079        4.00          7,619        6.00
                 Bank                       22,650      17.84           5,078        4.00          7,617        6.00
           Tier 1 capital
             (to average assets):
                 Consolidated               26,636       9.06          11,762        4.00         14,702        5.00
                 Bank                       22,650       8.59          10,547        4.00         13,184        5.00
                                        =========== ============   ============ ===========   ============ ============

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999


(15)   Fair Values of Financial Instruments

       The following methods and assumptions were used by the Bank in estimating its fair value disclosure for financial instruments:

       Cash and Cash Equivalents

       The carrying amounts reported in the consolidated statements of financial condition for these assets approximate their fair value.

       Investment Securities (Including Mortgage-backed Securities)

       Fair values for investment securities are based on quoted market prices.

       Loans

       Fair values are estimated using discounted cash flow analysis, based on interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loan fair value estimates include judgments regarding future expected loss experience and risk characteristics.

       Deposits

       The fair values disclosed for demand deposits are, by definition, equal to the amount payable on demand at the reporting date. The fair value for certificates of deposit is estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates of deposit to a schedule of aggregate contractual maturities on such time deposits.

       Borrowed Funds

       The fair value of borrowed funds is estimated using a discounted cash flow calculation that applies interest rates currently being offered.

       FHLB Stock

       The fair value of FHLB stock approximates carrying value.

       Off-balance-sheet Commitments

       The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar arrangements and is not included in the table since it is not significant.

                                                                     (Continued)

                    RIDGEWOOD FINANCIAL, INC. AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2000 and 1999

       The estimated fair values of the Bank's financial instruments at December 31, 2000 and 1999 are as follows (in thousands):

                                                              2000                               1999
                                                 --------------------------------  ---------------------------------
                                                    Carrying           Fair           Carrying            Fair
                                                     amount           value            amount            value
                                                 ---------------  ---------------  ---------------   ---------------
           Assets:
               Cash and cash equivalents           $   17,254           17,254           10,453            10,453
               Investment securities - HTM                616              624              860               847
               Investment securities - AFS             39,607           39,607           39,476            39,476
               Mortgage-backed securities -
                  HTM                                  14,896           15,031           17,340            17,088
               Mortgage-backed securities -
                  AFS                                  17,055           17,055           28,265            28,265
               Loans receivable, net                  184,614          185,711          167,468           165,619
               FHLB stock                               2,622            2,622            2,622             2,622
           Liabilities:
               Deposits                               231,451          232,103          201,937           199,732
               Borrowed funds                          28,906           29,097           48,678            48,343
                                                    =========        =========       ==========        ==========

       The carrying amounts in the preceding table are included in the consolidated statements of financial condition under the applicable captions.

       Limitations

       Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Bank's entire holdings of a particular financial instrument. Because no market exists for a significant portion of the Bank's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

       Fair value estimates are based on existing on-balance-sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. The tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

                            RIDGEWOOD FINANCIAL, INC.
                           1124 EAST RIDGEWOOD AVENUE
                           RIDGEWOOD, NEW JERSEY 07450
                           ---------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 6, 2001
                                  ------------

         The undersigned hereby appoints the Board of Directors of Ridgewood Financial, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held in the Company's headquarters located at 1124 East Ridgewood Avenue, Ridgewood, New Jersey, on Wednesday, June 6, 2001, at 4:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------
1.       The approval of the Agreement and Plan
         of Merger, dated December 14, 2000, by
         and between Ridgewood Financial, Inc.,
         Ridgewood Savings Bank of New Jersey,
         Ridgewood Financial, MHC and Boiling
         Springs Bancorp, Boiling Springs Savings
         Bank and Boiling Springs, MHC.               [_|       |_|        |_|


                                                      FOR               WITHHELD
                                                      ---               --------

2.       The election as director of all nominees
         listed below for three-year terms or until
         the merger is completed (except as marked
         to the contrary):                            [_|                  |_|

         Robert S. Monteith
         John J. Repetto
         Paul W. Thornwall

INSTRUCTIONS:  To vote for or  withhold  your  vote for all  nominees,  mark the
------------
appropriate box above. To withhold your vote for either one or two nominees, mark the "FOR" box above and write the name of the nominee(s), for whom authority to vote is being withheld, on the line provided below.

--------------------------------------------------------------------------------

                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------

3.       To ratify the appointment of KPMG LLP
         as independent accountants for the Company
         for the fiscal year ending December 31, 2001.[_|       |_|        |_|

         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement (which includes the annual report) dated May 7, 2001.

Please check the box if you are planning to attend the Meeting. |_|

Dated:                              , 2001
       -----------------------------



------------------------------------          ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


------------------------------------          ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------